This is filed pursuant to Rule 497(c).
File Nos. 33-12988 and 811-05088.




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[LOGO]                                    THE ALLIANCE PORTFOLIOS
                                             Alliance Growth Fund
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
________________________________________________________________
            STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus that offers Class A, Class B and Class C shares and the Fund's current Prospectus that offers the Advisor Class shares (the "Advisor Class Prospectus" and, together with the Fund's Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). A copy of the Fund's Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS
                                                             PAGE

INVESTMENT POLICIES AND RESTRICTIONS......................
ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND .............
INVESTMENT RESTRICTIONS...................................
MANAGEMENT OF THE FUND....................................
PORTFOLIO TRANSACTIONS....................................
EXPENSES OF THE FUND......................................
PURCHASE OF SHARES........................................
REDEMPTION AND REPURCHASE OF SHARES.......................
SHAREHOLDER SERVICES......................................
NET ASSET VALUE...........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................
GENERAL INFORMATION.......................................
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
ACCOUNTANTS...............................................
APPENDIX A:  DESCRIPTION OF CORPORATE BOND RATINGS........    A-1
APPENDIX B:  CERTAIN EMPLOYEE BENEFIT PLANS...............    B-1

__________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.










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______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________________

      The Alliance Portfolios (the "Trust") is a diversified, open-end investment company. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of the Alliance Growth Fund (the "Fund"), a series of the Trust.

INVESTMENT POLICIES OF THE FUND

         GENERAL. The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when Alliance Capital Management L.P. (the "Adviser") expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see
Appendix A to this Statement of Additional Information. For temporary defensive purposes, the Fund may invest in money market instruments.

         HIGH-YIELD SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or CCC by Duff & Phelps or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D), Fitch (D) or Duff & Phelps
(DD) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch and DD by Duff & Phelps are in default.

During the fiscal year ended October 31, 1998, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's, S&P, Fitch and Duff & Phelps, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher-rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

         Securities rated Baa by Moody's or BBB by S&P, Fitch, or
Duff & Phelps or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-
Yield Securities described above.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock, although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P, Fitch, or Duff & Phelps, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

______________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND
______________________________________________________________

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce its rights.

NON-PUBLICLY TRADED SECURITIES

         The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value.

Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities.

FOREIGN SECURITIES

         The Fund may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Fund generally will not invest more than 15% of its total assets in such securities. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN
WHICH THE FUND MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed.

The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

ASSET-BACKED SECURITIES

      The Fund may invest in asset-backed securities
(unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as certificates for automobile receivables or "CARS") and unsecured (such as credit card receivable securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of the Fund's total assets at the time any such loan is made.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

      The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, "when-issued" or "delayed delivery" basis, it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward, "when-issued" or "delayed delivery" commitments. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

         Although the Fund does not intend to make such purchases for speculative purposes, and the Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. The Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.


      The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         OPTIONS ON SECURITIES INDEXES. The Fund may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         The Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

         The Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.

Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the

U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

      If any of the foregoing adverse market events occurs, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

      POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchases or sells the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

      MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchases or writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

      TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein.

The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock

Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that the Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by the Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high-quality U.S. dollar-denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, the Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

         The Fund's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The foregoing discussion relates to the Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         Except as described below and except as otherwise specifically stated in the Fund's Prospectus or this Statement of Additional Information, the investment policies of the Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of the fundamental restrictions on the investments that may be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

         The Fund will not:

              (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

              (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

              (3) Purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

              (4) Make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

              (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         The Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

         It is also the fundamental policy of the Fund that it may purchase and sell Futures Contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

         The Fund will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, the officers and Trustees of the Trust and the officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Fund's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.
______________________________________________________________

                      MANAGEMENT OF THE FUND
______________________________________________________________

ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees (see "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion.

         The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         For the fiscal years ended October 31, 1998, 1997 and 1996, the Adviser earned $41,033,553, $31,680,829 and $20,263,705 in management fees from the Fund (none of which was waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and the Fund may be required to change its name and delete the word "Alliance" from its name.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

       The Trustees are responsible for generally overseeing the conduct of Fund business. In accordance with the Fund's investment objectives, policies, restrictions and such policies as the Trustee may determine from time to time, the Adviser furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Adviser also manages the Fund's other affairs and business. The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

      John D. Carifa,* 54, Chairman of the Board, is the
President, Chief Operating Officer, and a Director of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Ruth Block, 68, was formerly an Executive Vice President
and the Chief Insurance Officer of Equitable.  She is a Director
of Ecolab Incorporated (specialty chemicals) and BP Amoco
____________________

* An "interested person" of the Trust, as defined by the 1940 Act.

Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         David H. Dievler, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 97762.

         John H. Dobkin, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         William H. Foulk, Jr., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         Brenton W. Harries, 71, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Dr. James M. Hester, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         Clifford L. Michel, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         Donald J. Robinson, 65, is Senior Counsel to the law firm of Orrick, Herrington and Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 49, Clerk, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Mark D. Gersten, 49, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1994. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 34, Controller and Chief Accounting
Officer, is a Vice President of AFS, with which he has been associated since prior to 1994. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 52, Senior Vice President, is the Vice
Chairman and Chief Executive Officer and a Director of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York 10105.

         Kathleen A. Corbet, 39, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 58, Senior Vice President, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Tyler J. Smith, 61, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York,
New York 10105.

         Andrew L. Gangolf, 45, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Domenick Pugliese, 38, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and General Counsel of Concorde Holding Corporation since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Emilie D. Wrapp, 43, Assistant Clerk, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994. Her address is 1345
Avenue of the Americas, New York, New York 10105.

      The aggregate compensation paid to each of the Trustees by the Fund for the fiscal year ended October 31, 1998, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, those "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies)in the Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                           Total Number
                                                              of Investment
                                                Total Number  Portfolios
                                                of Investment Within the
                                                Companies in  Alliance Fund
                                    Total Com-  the Alliance  Complex,
                                    pensation   Fund Complex, Including
                                    From the    Including the the Fund,
                                    Alliance    Fund, as to   as to which
                        Compensa-   Fund        which the     the Trustee
                        tion from   Complex,    Trustee is    is a
                        Growth      Including   a Director    Director
Name of Trustee         Fund        the Fund    or Trustee    or Trustee*
_______________         ________    _________   ____________  _____________

John D. Carifa              $-0-         $-0-         50             114
Ruth Block                $4,199      180,763         37              77
Richard W. Couper         $5,500       90,500          2              18
David H. Dievler            $-0-      216,288         44              86
John H. Dobkin              $-0-      185,363         42              97
William H. Foulk, Jr.     $4,199      241,003         45             109
Brenton W. Harries        $5,400       92,000          2              18
James M. Hester             $-0-      172,913         38              80
Clifford L. Michel          $-0-      187,763         39              96
Donald J. Robinson        $4,199      193,709         41             103


      As of October 8, 1999, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         Under the general supervision of the Board of Trustees, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Fund during the fiscal year ended October 31, 1998 were $7,641,224,689 and, in connection therewith, brokerage commissions of $2,452,664 (39%) were allocated to persons or firms supplying research information.

         For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid aggregate brokerage commissions of $6,415,603, $3,231,153 and $3,395,225, respectively.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Fund with DLJ and its affiliates during the fiscal year ended October 31, 1998 are set forth below:

                                                   % of Fund's
                            % of Fund's            Aggregate
Amount of                   Aggregate              Dollar
Brokerage                   Brokerage              Amount of
Commissions                 Commissions            Transactions
___________                 ___________            ____________

$30,458                     0.47%                  0.00%


______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund (except the Advisor Class) pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, the Fund pays AFD (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of the Fund attributable to the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

      The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

         The Plans will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      In the event that the Rule 12b-1 Plan is terminated or not continued with respect to Class A shares, Class B shares or Class C shares of the Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

              Amount of Expense and Allocated Cost
               ___________________________________

                          Class A Shares     Class B Shares   Class C Shares
                          (For the Fiscal    (For the Fiscal  (For the Fiscal
                          year ended         year ended       year ended
                          October 31,        October 31,      October 31,
Category of Expense       1998)              1998)            1998)
___________________       ______________     _______________  _______________

Advertising/Marketing        $161,149           $624,678         $128,098

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders                $59,193           $225,606          $46,252

Compensation to
  Underwriters               $368,041         $1,380,543         $285,576

Compensation to
  Dealers                  $2,745,622        $35,007,508       $6,637,598

Compensation to Sales
  Personnel                  $418,308           $603,563         $125,444

Interest, Carrying or
  Other Financing
  Charges                          $0         $4,724,237         $794,396

Other (includes
  personnel costs
  of those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel conducting
  seminars)                $1,005,306         $1,927,442         $399,548

                           $4,757,619        $44,493,577       $8,416,912
                           ==========        ===========       ==========



      The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the relevant dealer agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

TRANSFER AGENCY ARRANGEMENTS

      Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A, Class B, Class C and Advisor Class shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended October 31, 1998, the Fund paid AFS $5,809,132 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

GENERAL

      Shares of the Fund are offered on a continuous basis at a price equal to its net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

      Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

      The Fund may refuse any order for the purchase of shares. The Fund reserve the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      The public offering price of shares of the Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

      The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      The Distributor may make payments to brokers (and, with
respect to servicing fees only, to certain banks and other
financial intermediaries) of up to       %,      % and      % of
the average daily net assets attributable to Class A, Class B and Class C shares held in the accounts of their customers or clients.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

      Class A, Class B, Class C and Advisor Class shares of the Fund each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C generally shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class A, Class B and Class C shares have exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

ALTERNATIVE RETAIL PURCHASE ARRANGEMENTS --
CLASS A, CLASS B AND CLASS C SHARES**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

      Class A shares are subject to a lower distribution
services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

      Other investors might determine that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended October 31, 1998, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $6,146,818 of which $225,295, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Fund's fiscal year ended October 31, 1998, the Principal Underwriter received $9,744 in contingent deferred sales charges. During the Fund's fiscal year ended October 31, 1997, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $5,837,510, of which $216,796, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Fund's fiscal year ended October 31, 1997, the Principal Underwriter received $9,882 in contingent deferred sales charges. During the Fund's fiscal year ended October 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $6,003,066, of which $231,038, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Fund's fiscal year ended October 31, 1996, the Principal Underwriter received $2,632,819 in contingent deferred sales charges.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:.

                          Sales Charge
                          ____________

                                                     Discount or
                                                     Commission
                                       As % of       to Dealers
                       As % of         the           or Agents
                       Net             Public        As % of
Amount of              Amount          Offering      Offering
Purchase               Invested        Price         Price
_________              ________        ________      ___________

Less than
    $100,000 . . .     4.44%           4.25%         4.00%
$100,000 but
    less than
    $250,000 . . .     3.36            3.25          3.00
$250,000 but
    less than
    $500,000 . . .     2.30            2.25          2.00
$500,000 but
    less than
    $1,000,000*. .     1.78            1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio

  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)    the investor's current purchase;

              (ii)   the net asset value (at the close of
                     business on the previous day) of (a) all shares of the Fund held by the investor and
                     (b) all shares of any other Alliance Mutual
                     Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then-current net asset value, and subsequently purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

      SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, the Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will generally be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

            Contingent Deferred Sales Charge for the
                  Fund as a % of Dollar Amount
            _________________________________________

                      Shares purchased
                      on or after             Shares
                      August 2, 1993,         purchased
Year Since            but before              on or after
Purchase              November 19, 1993       November 19, 1993
__________            _________________       _________________

First                 5.50%                   4.00%
Second                4.50%                   3.00%
Third                 3.50%                   2.00%
Fourth                2.50%                   1.00%
Fifth                 1.50                    None
Sixth                 None                    None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

      The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see Appendix B and "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Class B shares purchased before August 2, 1993 and held for six years after the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares at the end of this period and such shares will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1% of the lesser of the cost of shares being redeemed or net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

      Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

      The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

      The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and
Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners may forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

      To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserve the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

      You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read the prospectus of the mutual fund into which you are exchanging carefully before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

      Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, is authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNTS ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15th in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLANS. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

DIVIDEND DIRECTION PLAN

      A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of that Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount at least equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

      The per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the U.S. over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of U.S. over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable source.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

      Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing services take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of the Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

      The Board of Trustees may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

      The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

UNITED STATES FEDERAL INCOME TAXATION
OF DIVIDENDS AND DISTRIBUTIONS

      General. The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S.

Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. These requirements may limit the range of the Fund's investments.

         If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         In addition, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Fund's Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by the Fund as eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness. The dividends-received deduction shall also be disallowed with respect to a dividend unless the corporate shareholder held its shares without protection from risk of loss on the ex-dividend date and for at least 45 more days during the 90-day period beginning 45 days prior to the ex-dividend date.

         Distributions of net capital gains designated by the Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund.

         Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any distribution of net capital gain made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Fund's net asset value also reflects unrealized losses.

         For federal income tax purposes, when equity call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

         The Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. The Fund generally does not expect that shareholders will be able to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

      The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in the Fund.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are Alliance Short-Term U.S. Government Fund, Alliance Conservative Investors Fund and Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Fund when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares on October 8, 1999:

NAMES AND ADDRESSES                   NO. OF SHARES    % OF CLASS

CLASS A

MLPF&S                                  2,582,092        10.42%
For the Sole Benefit
of Its Customers
Attn:  Fund Admin. (97881)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486

CLASS B

Merrill Lynch                          22,995,071        19.34%
Mutual Fund Admin. (97B83)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486

CLASS C

MLPF&S                                  7,300,605        35.49%
For the Sole Benefit of
Its Customers
Attn:  Fund Admin. (97B84)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486

ADVISOR CLASS

Merrill Lynch                           2,315,881        90.83%
Mutual Fund Admin. (97LS2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486

TRUST FOR PROFIT SHARING PLAN             157,792         6.19%
For Employees of ALLIANCE CAPITAL
MANAGEMENT L.P. Plan R
Attn:  Jill Smith 32nd Fl.
1345 Avenue of the Americas
New York, 10105-0302


VOTING RIGHTS

    As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or
(ii) more than 50% of the outstanding shares of the Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

      The financial statements of the Fund for the fiscal year ended October 31, 1998, which are included in this Statement of Additional Information, have been audited by

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the SEC. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the SEC formula as described above. In accordance with SEC guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

                  Year Ended    5 Years Ended   10 Years Ended
                     4/30/99       4/30/99         4/30/99
                     _________     _____________   ______________

Class A              20.27%        23.05%          23.82%*
Class B              19.41%        22.19%          19.93%
Class C              19.43%        22.20%          20.15%*
Advisor Class        28.09%        28.09%*         N/A

* Performance information for periods prior to the inception of Class A shares (9/4/90), Class C shares (8/2/93) and Advisor Class shares (10/1/96) is the performance of the Fund's Class B shares adjusted, in the case of Class A shares and Advisor Class shares, to reflect the lower expense ratios of those classes. The average annual total returns for Class A, Class C and Advisor Class shares since their actual inception dates were 23.82%, 20.15% and 28.09%, respectively.

Average annual total returns shown in the table reflect imposition of the maximmum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of the Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barron's, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration
Statement filed by the Trust with the SEC under the Securities

Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT ACCOUNTANTS
____________________________________________________________

ALLIANCE GROWTH FUND

SEMI-ANNUAL REPORT
APRIL 30, 1999


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                                 ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-97.7%
TECHNOLOGY-35.3%
COMPUTER HARDWARE-5.5%
Compaq Computer
  Corp. (a)(b)                                  855,000  $    19,077,187
International Business
  Machines Corp. (a)(b)                       1,898,000      397,037,875
                                                             ------------
                                                             416,115,062

COMPUTER SOFTWARE & SERVICES-6.2%
Ceridian Corp. (a)(b)                         4,419,600      161,867,850
First Data Corp.                                150,000        6,365,625
Ingram Micro, Inc.
  Cl.A (a)(b)                                 2,428,500       61,926,750
Sterling Commerce, Inc. (a)                   4,471,544      140,015,221
Sterling Software, Inc. (a)                   4,551,000       94,148,813
                                                             ------------
                                                             464,324,259

ELECTRONICS-2.1%
Koninklijke Philips
  Electronics NV
  (Netherlands)                                 457,000       39,016,375
Motorola, Inc. (a)(b)                           150,000       12,018,750
SCI Systems, Inc. (a)(b)                      2,597,800       98,878,762
Texas Instruments,
  Inc. (a)(b)                                   100,000       10,212,500
                                                             ------------
                                                             160,126,387

NETWORKING PRODUCTS-0.5%
Networks Associates,
  Inc. (a)(b)                                 3,023,400       40,060,050

NETWORKING SOFTWARE-0.7%
Cisco Systems, Inc. (a)(b)                      236,000       26,918,750
Equant NV (a)(b)                                300,000       26,775,000
                                                             ------------
                                                              53,693,750

SEMI-CONDUCTOR COMPONENTS-2.6%
Altera Corp. (a)                                314,759       22,741,338
Intel Corp. (a)(b)                            2,750,000      168,265,625
                                                             ------------
                                                             191,006,963

TELECOMMUNICATIONS-15.4%
Colt Telecom Group Plc
  (ADR) (a)
  (United Kingdom)                              905,000       69,119,375
Global Telesystems Group,
  Inc. (a)(b)                                 2,551,286      168,703,787
Globalstar
  Telecommunications,
  Ltd. (a)                                      100,000        2,012,500
Intermedia Communications
  of Florida, Inc.                               21,814          702,138
Intermedia Communications,
  Inc. pfd. Series D (a)                        464,600       20,035,875
Loral Space &
  Communications (a)(b)                       9,498,300      185,216,850
Lucent Technologies,
  Inc. (a)(b)                                   212,000       12,746,500
MCI WorldCom, Inc. (a)(b)                     3,835,878      315,261,223
Millicom International
  Cellular, SA (a)
  (Luxembourg)                                1,130,800       39,012,600
Nextel Communications, Inc.
  Cl.A (a)(b)                                 4,163,600      170,447,375
Nextel Strypes Trust                            360,000       12,375,000
Nextlink Communications,
  Inc.                                           80,000        6,960,000
Nokia Corp. (ADR)
  (Finland)                                     269,600       20,000,950
Pacific Gateway Exchange,
  Inc.                                          289,400       11,576,000
Sprint Corp. (a)(b)                           1,067,100      109,444,444
Telecomunicacoes Brasileiras,
  SA (ADR) (a)(b) (Brazil)                      200,000       18,253,125
                                                             ------------
                                                           1,161,867,742

MISCELLANEOUS-2.3%
Sanmina Corp. (a)(b)                          1,944,800      128,843,000
Solectron Corp. (a)(b)                          950,000       46,075,000
                                                             ------------
                                                             174,918,000
                                                             ------------
                                                           2,662,112,213


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-26.8%
BANKING & CREDIT-9.3%
American Express Co.                            268,000  $    35,024,250
Automatic Common Exchange
  Security Trust II                             319,900        4,718,525
Chase Manhattan Corp.                         1,756,604      145,358,981
First Union Corp.                               963,000       53,326,125
MBNA Corp.                                    8,089,437      228,021,005
Morgan Stanley, Dean
  Witter & Co.                                  325,400       32,275,613
Newcourt Credit Group, Inc.
  (Canada)                                    5,415,600      152,990,700
Providian Financial Corp.                       132,000       17,036,250
The CIT Group, Inc.                             409,928       13,322,660
Wells Fargo Co.                                 400,000       17,275,000
                                                             ------------
                                                             699,349,109

BANKING - MONEY CENTER-3.7%
Bank Tokyo-Mitsubishi, Ltd.                   2,972,500       43,472,812
BankAmerica Corp.                             3,226,000      232,272,000
                                                             ------------
                                                             275,744,812

BANKING - REGIONAL-0.3%
Bank One Corp.                                  440,800       26,007,200

INSURANCE-5.4%
20th Century Industries, Inc.                   336,200        5,988,563
Acceptance Insurance
  Co. (a)                                        86,800        1,220,625
Ace Ltd. (Bermuda)                              100,000        3,025,000
American Bankers Insurance
  Group, Inc.                                 1,135,000       59,516,563
American International Group,
  Inc.                                        2,329,587      273,580,873
PMI Group, Inc.                                 400,500       22,352,906
Progressive Corp.                               283,200       40,639,200
Unum Corp.                                       22,000        1,201,750
                                                             ------------
                                                             407,525,480

REAL ESTATE-1.8%
Entertainment Properties
  Trust                                         239,400        4,398,975
JP Realty, Inc.                                 755,300       15,153,206
Koger Equity, Inc.                            1,762,571       25,887,762
Macerich Co.                                  1,051,400       26,876,412
Simon Property Group, Inc.                      216,500        6,210,844
Spieker Properties, Inc.                        522,200       20,496,350
Storage USA, Inc.                               310,400        9,971,600
Summit Properties, Inc.                         716,700       13,079,775
Sun Communities, Inc.                           425,000       14,875,000
                                                             ------------
                                                             136,949,924

MISCELLANEOUS-6.3%
Associates First Capital Corp.
  C1.A                                        2,257,000      100,013,312
Citigroup, Inc.                               4,039,799      303,994,875
Household International,
  Inc.                                        1,365,500       68,701,719
                                                             ------------
                                                             472,709,906
                                                             ------------
                                                           2,018,286,431

CONSUMER CYCLICALS-5.9%
AIRLINES-1.7%
AMR Corp. (a)                                   270,000       18,849,375
Delta Air Lines, Inc.                         1,208,500       76,664,219
UAL Corp. (a)                                   442,900       35,764,175
                                                             ------------
                                                             131,277,769

AUTO & RELATED-0.2%
AutoNation, Inc. (a)                          1,071,500       15,335,844

RETAILING GENERAL-4.0%
Home Depot, Inc. (a)(b)                       2,315,000      138,755,312
Office Depot, Inc. (a)                          270,000        5,940,000
Tandy Corp. (a)(b)                              860,200       62,310,737
The Limited, Inc. (a)(b)                      1,506,425       65,906,094
Wal-Mart Stores, Inc.                           598,000       27,508,000
                                                             ------------
                                                             300,420,143
                                                             ------------
                                                             447,033,756

CONSUMER NONCYCLICALS-5.7%
DRUGS-2.0%
Gensia, Inc. pfd. (a)(c)
  (Canada)                                       68,500        1,601,256
Merck & Co., Inc.                             1,552,400      109,056,100
Schering-Plough Corp.                           737,000       35,606,313
                                                             ------------
                                                             146,263,669


6


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES-1.7%
McKesson HBOC,
  Inc. (a)(b)                                 3,229,000  $   113,015,000
Medtronic, Inc. (a)(b)                          212,800       15,308,300
                                                             ------------
                                                             128,323,300

TOBACCO-2.0%
Loews Corp.                                   1,068,000       78,164,250
Philip Morris Cos., Inc.                      2,090,400       73,294,650
                                                             ------------
                                                             151,458,900
                                                             ------------
                                                             426,045,869

UTILITY-5.6%
TELEPHONE-5.6%
AT & T Corp. (a)(b)                             989,827       49,986,263
AT & T Corp. Liberty Media
  Group CI.A (a)                              5,834,473      372,676,963
                                                             ------------
                                                             422,663,226

BUSINESS SERVICES-5.2%
PRINTING, PUBLISHING & BROADCASTING-5.2%
CBS Corp. (a)(b)                              2,881,700      131,297,457
Comcast Corp. Cl.A                              481,500       31,628,531
MediaOne Group, Inc. (a)(b)                   1,632,000      133,110,000
News Corp., Ltd. (ADR)
  (Australia)                                 1,593,400       51,984,675
Time Warner, Inc. (a)(b)                        386,000       27,020,000
Viacom, Inc. Cl.B (a)                           474,000       19,374,750
                                                             ------------
                                                             394,415,413

ENERGY-3.7%
OIL & GAS SERVICES-3.7%
Atlantic Richfield Co.                        2,419,800      203,111,963
Gulf Canada Resources, Ltd.
  (Canada)                                   12,720,900       50,883,600
Royal Dutch Petroleum Co.
  (Netherlands)                                 350,000       20,540,625
Total, SA (ADR) (France)                        100,000        6,800,000
                                                             ------------
                                                             281,336,188

CAPITAL GOODS-3.3%
MACHINERY-3.3%
Mannesmann AG (d)                             1,493,000      196,519,795
  (ADR) (Germany)                               413,000       54,442,156
                                                             ------------
                                                             250,961,951

CONSUMER SERVICES-2.1%
BUSINESS SERVICES-1.8%
Cendant Corp. (a)(b)                          7,020,750      126,373,500
Convergys Corp. (a)                             190,000        3,538,750
Policy Management Systems
  Corp. (a)                                      79,200        2,489,850
                                                             ------------
                                                             132,402,100

ENTERTAINMENT & LEISURE-0.3%
Carnival Corp. Cl.A                             480,800       19,833,000
Starwood Hotels & Resorts                       125,879        4,618,186
                                                             ------------
                                                              24,451,186
                                                             ------------
                                                             156,853,286

HEALTH CARE-1.8%
DRUGS-1.8%
Bristol-Myers Squibb Co.                      2,114,000      134,371,125

MULTI INDUSTRY COMPANIES-1.8%
Tyco International,
  Ltd. (a)(b)                                 1,644,112      133,584,100

CONSUMER BASICS-0.5%
BEVERAGES-0.3%
Pepsi Bottling Group,
  Inc. (a)                                      927,700       19,539,681

HOUSEHOLD PRODUCTS-0.2%
Gillette Co.                                    330,000       17,221,875
                                                             ------------
                                                              36,761,556

Total Common & Preferred
  Stocks
  (cost $5,251,669,064)                                    7,364,425,114

LONG-TERM DEBT SECURITIES-0.7%
COMMUNICATION EQUIPMENT-0.7%
Global Telesystems Group, Inc.
  5.75%, 7/01/10
  (cost $28,134,215)                           $ 38,525       51,430,875


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                            CONTRACTS (E)
                                            OR PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES-3.1%
SHORT-TERM SECURITIES-3.1%
Federal Home Loan Bank
  5.29%, 5/19/99                               $ 15,940  $    15,902,063
Federal Home Loan Mortgage
  Corp.
  4.74%, 5/17/99                                 25,000       24,947,333
  4.75%, 6/22/99                                 10,000        9,931,389
  4.75%, 6/30/99                                 50,000       49,604,167
Federal National Mortgage
  Assoc.
  5.20%, 5/24/99                                 14,800       14,755,039
  5.21%, 5/24/99                                 25,000       24,924,291
  5.21%, 6/17/99                                 15,785       15,687,111
Student Loan Marketing
  4.80%, 5/03/99                                 75,800       75,779,787
                                                             ------------
                                                             231,531,180

Total Short-Term Debt
  Securities
  (amortized cost
  $231,531,180)                                              231,531,180

TOTAL INVESTMENTS-101.5%
  (cost $5,511,334,459)                                    7,647,387,169

OUTSTANDING CALL OPTIONS WRITTEN-(1.5%)
AT&T Corp., Liberty Media
  Group Cl. A
  expiring May 1999
  @ $52.70                                       (1,000)      (1,123,000)
  @ $53.13                                       (1,040)      (1,093,040)
  @ $54.74                                       (2,000)      (1,828,000)
  @ $57.50                                       (1,000)        (670,890)
  @ $72.00                                       (2,000)         (56,000)
  expiring June 1999
  @ $58.35                                       (2,500)      (1,762,500)
CBS Corp.
  expiring May 1999
  @ $36.13                                       (1,500)      (1,443,000)
  @ $37.88                                       (1,000)        (778,000)
  @ $40.50                                       (2,000)      (1,062,000)
  @ $43.88                                       (1,000)        (275,000)
  expiring June 1999
  @ $39.75                                       (1,000)        (678,000)
  @ $44.38                                       (1,000)        (363,000)
  @ $44.50                                       (1,500)        (544,500)
  @ $45.27                                       (1,500)        (423,000)
Cendant Corp.
  expiring April 1999
  @ $16.50                                       (2,500)        (422,475)
expiring May 1999
  @ $15.81                                       (2,500)        (647,325)
  @ $16.00                                       (1,000)        (252,790)
Ceridian Corp.
  expiring May 1999
  @ $37.00                                       (2,000)        (206,000)
  @ $37.00                                       (1,000)        (117,000)
Cisco Systems, Inc.
  expiring June 1999
  @ $111.00                                      (1,000)        (784,000)
  @ $119.00                                      (1,000)        (489,180)
Compaq Computer Corp.
  expiring June 1999
  @ $22.75                                       (1,000)        (163,210)
Equant NV
  expiring May 1999
  @ $77.50                                       (1,000)      (1,178,000)
  @ $78.00                                       (1,000)      (1,136,000)
  @ $78.00                                       (1,000)      (1,149,000)
Global Telesystems Group,Inc.
  expiring May 1999
  @ $74.05                                       (1,000)        (179,000)
Home Depot, Inc.
  expiring May 1999
  @ $64.50                                       (1,000)         (51,556)
Ingram Micro, Inc.
  expiring May 1999
  @ $18.38                                       (1,500)      (1,134,000)
  @ $18.38                                       (1,000)        (769,000)
  expiring June 1999
  @ $18.25                                       (1,500)      (1,173,435)
  @ $19.00                                         (800)        (549,600)
  @ $20.63                                         (650)        (380,250)
  @ $20.75                                         (850)        (489,600)
  @ $24.00                                       (1,000)        (376,000)
  @ $28.76                                         (700)        (168,000)


8


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                   CONTRACTS (E)            VALUE
-------------------------------------------------------------------------
Intel Corp.
  expiring May 1999
  @ $58.00                                       (1,000) $      (472,000)
  @ $59.25                                       (2,000)        (554,806)
  @ $60.38                                       (3,000)        (708,300)
  @ $60.63                                       (1,000)        (252,640)
  @ $65.50                                       (2,000)        (129,620)
  @ $116.25                                      (2,000)        (718,610)
  @ $117.00                                      (2,000)        (587,760)
  expiring June 1999
  @ $56.00                                       (1,000)        (669,860)
  @ $60.72                                       (3,000)      (1,210,470)
  @ $63.75                                       (2,000)        (507,340)
International Business
  Machines Corp.
  expiring May 1999
  @ $168.00                                      (1,000)      (4,069,280)
  @ $179.50                                      (1,000)      (2,963,020)
Limited, Inc.
  expiring May 1999
  @ $36.13                                       (1,000)        (780,000)
  @ $38.38                                       (1,500)        (832,215)
  @ $39.13                                       (1,500)        (759,000)
  @ $40.50                                       (1,000)        (395,000)
  @ $42.42                                       (1,000)        (276,000)
Loral Space &
  Communications
  expiring May 1999
  @ $15.38                                       (1,000)        (426,000)
  @ $16.75                                       (1,000)        (300,000)
  @ $16.93                                       (1,000)        (279,000)
  @ $17.92                                       (1,500)        (297,630)
  @ $18.00                                       (1,000)        (163,000)
  @ $18.25                                       (1,500)        (244,989)
  @ $18.38                                       (1,500)        (225,000)
  @ $18.63                                       (2,000)        (252,000)
  @ $18.75                                       (1,500)        (196,500)
  expiring June 1999
  @ $15.13                                       (1,000)        (470,000)
  @ $15.69                                       (2,500)      (1,057,100)
  @ $15.73                                       (2,000)        (796,800)
  @ $16.00                                       (2,500)        (960,475)
  @ $16.63                                       (1,500)        (523,950)
  @ $17.63                                       (2,000)        (566,000)
  @ $17.50                                       (2,500)        (747,500)
Lucent Technologies, Inc.
  expiring May 1999
  @ $61.00                                       (2,000)        (228,400)
MCI WorldCom, Inc.
  expiring April 1999
  @ $88.63                                       (1,000)              -0-
  expiring May 1999
  @ $83.00                                       (1,000)        (407,000)
  @ $85.50                                       (1,500)        (145,500)
McKesson HBOC, Inc.
  expiring May 1999
  @ $66.38                                       (2,000)            (214)
  @ $67.81                                       (2,000)              -0-
  @ $67.88                                         (800)          (2,400)
  @ $67.88                                         (200)            (600)
  expiring June 1999
  @ $62.13                                       (1,000)         (20,000)
  @ $63.50                                       (1,000)          (3,000)
  @ $64.81                                       (1,000)         (17,000)
  @ $66.63                                       (1,000)              -0-
  @ $67.87                                         (500)          (1,500)
  @ $67.88                                         (500)          (1,500)
MediaOne Group, Inc.
  expiring May 1999
  @ $57.63                                       (1,000)      (2,396,070)
  @ $58.00                                       (1,000)      (2,370,000)
  @ $61.31                                       (1,000)      (2,032,392)
  @ $61.61                                       (1,000)      (2,005,000)
  @ $61.63                                       (1,000)      (2,002,000)
  @ $64.48                                         (320)        (554,880)
  @ $66.81                                       (1,000)      (1,511,000)
  @ $67.00                                       (1,000)      (1,530,000)
  expiring June 1999
  @ $66.50                                       (1,000)      (1,604,000)
  @ $67.13                                       (2,000)      (3,102,000)
  @ $68.50                                       (1,000)      (1,357,000)
  @ $79.19                                       (1,000)        (647,000)


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                   CONTRACTS (E)            VALUE
-------------------------------------------------------------------------
Medtronic, Inc.
  expiring May 1999
  @ $71.26                                       (2,000) $      (682,000)
Motorola, Inc.
  expiring June 1999
  @ $76.25                                       (1,500)        (960,585)
Networks Associates, Inc.
  expiring June 1999
  @ $13.85                                       (2,500)        (450,000)
Nextel Communications, Inc.
  expiring May 1999
  @ $30.63                                       (1,000)      (1,030,881)
  @ $31.81                                       (1,000)        (913,381)
  @ $32.00                                       (1,000)        (901,110)
  @ $32.24                                       (1,000)        (881,850)
  @ $32.25                                         (500)        (461,985)
  @ $33.50                                       (1,000)        (772,000)
  @ $36.75                                       (1,000)        (513,000)
  @ $37.94                                       (1,000)        (435,000)
  @ $38.38                                       (1,000)        (427,000)
  @ $39.63                                       (2,000)        (674,000)
  expiring June 1999
  @ $37.88                                       (2,000)      (1,044,340)
  @ $38.38                                       (1,000)        (471,000)
  @ $38.85                                       (1,000)        (528,870)
  @ $38.88                                       (3,000)      (1,358,850)
  @ $39.88                                       (2,000)        (764,000)
Sanmina Corp.
  expiring May 1999
  @ $61.63                                       (2,500)      (1,253,100)
  @ $65.12                                       (1,000)        (524,440)
  expiring June 1999
  @ $58.38                                       (2,000)      (2,156,000)
  @ $64.13                                       (2,000)      (1,606,000)
  @ $65.12                                       (1,000)        (632,060)
SCI Systems, Inc.
  expiring May 1999
  @ $37.42                                       (1,000)        (240,820)
Solectron Corp.
  expiring May 1999
  @ $50.61                                       (2,000)        (388,000)
  expiring June 1999
  @ $49.25                                       (2,000)        (754,000)
  @ $49.88                                       (2,000)        (718,000)
Sprint Corp.
  expiring June 1999
  @ $97.63                                       (1,500)      (1,241,370)
  @ $98.00                                       (1,500)      (1,297,500)
  @ $98.50                                       (1,000)        (811,900)
  @ $98.63                                         (700)        (599,900)
  @ $99.25                                       (1,500)      (1,160,295)
  @ $101.88                                      (1,500)      (1,029,000)
Tandy Corp.
  expiring June 1999
  @ $60.38                                       (1,000)      (1,324,000)
  @ $65.50                                       (3,000)      (2,571,150)
  @ $66.69                                       (1,500)      (1,171,500)
Tele-Communications, Inc.
  expiring May 1999
  @ $26.50                                       (2,500)      (1,682,350)
Telecomunicacoes Brasileiras
  expiring June 1999
  @ $84.50                                       (1,000)      (1,145,000)
Telecomunicacoes
Brasileiras, SA
  expiring June 1999
  @ $81.50                                       (1,000)      (1,180,980)
Texas Instruments, Inc.
  expiring May 1999
  @ $112.25                                      (1,000)         (83,260)


10


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                   CONTRACTS (E)            VALUE
-------------------------------------------------------------------------
Time Warner, Inc.
  expiring May 1999
  @ $70.44                                       (1,000) $      (280,420)
  expiring June 1999
  @ $73.00                                       (1,000)        (258,610)
Tyco International, Ltd.
  expiring May 1999
  @ $77.00                                       (1,000)        (608,920)
  expiring June 1999
  @ $77.75                                       (1,000)        (569,000)

Total Outstanding Call
  Options Written
  (premiums received
  $69,306,960)                                              (107,803,099)

TOTAL INVESTMENTS NET OF OUTSTANDING
CALL OPTIONS WRITTEN-100.0%
  (cost $5,442,027,499)                                    7,539,584,070
Other assets less
  liabilities-0.0%                                            (3,581,470)

NET ASSETS-100%                                          $ 7,536,002,600


(a)  Non-income producing security.

(b) Security on which options are written (shares subject to call have an aggregate market value of $3,174,697,166).

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $1,601,256 or 0.02% of net assets.

(d)  German holding.

(e)  One contract relates to 100 shares.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


11


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                                 ALLIANCE GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $5,511,334,459)    $ 7,647,387,169
  Cash                                                                 462,884
  Receivable for investment securities sold                         17,859,259
  Receivable for shares of beneficial interest sold                  9,905,848
  Dividends and interest receivable                                  5,435,658
  Total assets                                                   7,681,050,818

LIABILITIES
  Outstanding call options written, at value (premiums
    received $69,306,960)                                          107,803,099
  Payable for investment securities purchased                       23,445,888
  Payable for shares of beneficial interest redeemed                 6,232,616
  Advisory fee payable                                               4,187,609
  Distribution fee payable                                             896,734
  Accrued expenses                                                   2,482,272
  Total liabilities                                                145,048,218

NET ASSETS                                                     $ 7,536,002,600

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                        $         1,684
  Additional paid-in capital                                     4,681,632,965
  Accumulated net investment loss                                  (28,504,404)
  Accumulated net realized gain on investment transactions         785,414,771
  Net unrealized appreciation of investments, options and
    foreign currency denominated assets and liabilities          2,097,457,584
                                                               $ 7,536,002,600

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,284,500,499/23,700,135 shares of beneficial
    interest issued and outstanding)                                    $54.20
  Sales charge--4.25% of public offering price                            2.41
  Maximum offering price                                                $56.61

  CLASS B SHARES
  Net asset value and offering price per share
    ($5,158,812,708/120,330,045 shares of beneficial
    interest issued and outstanding)                                    $42.87

  CLASS C SHARES
  Net asset value and offering price per share
    ($880,100,027/20,516,774 shares of beneficial
    interest issued and outstanding)                                    $42.90

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($212,589,366/3,890,477 shares of beneficial
    interest issued and outstanding)                                    $54.64


See notes to financial statements.


12


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)                ALLIANCE GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $261,784)                             $    24,723,193
  Interest                                         7,775,020   $    32,498,213

EXPENSES
  Advisory fee                                    23,894,706
  Distribution fee - Class A                       1,745,366
  Distribution fee - Class B                      23,978,569
  Distribution fee - Class C                       4,072,687
  Transfer agency                                  5,729,505
  Printing                                           957,538
  Custodian                                          297,557
  Audit and legal                                    103,558
  Registration                                        58,818
  Trustees' fees                                      12,500
  Miscellaneous                                       95,046
  Total expenses                                  60,945,850
  Less: expense offset arrangement
    (see Note B)                                          -0-
  Net expenses                                                      60,945,850
  Net investment loss                                              (28,447,637)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                                                   792,404,063
  Net realized gain on written options
    transactions                                                    16,897,505
  Net realized loss on foreign currency
    transactions                                                       (34,251)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    689,256,641
    Written options                                                (34,848,635)
    Foreign currency denominated assets
      and liabilities                                                  (31,227)
  Net gain on investments and foreign
      currency transactions                                      1,463,644,096

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $ 1,435,196,459


See notes to financial statements.


13


STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                            SIX MONTHS ENDED     YEAR ENDED
                                             APRIL 30, 1999      OCTOBER 31,
                                               (UNAUDITED)          1998
                                             ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                        $   (28,447,637)  $   (39,676,467)
  Net realized gain on investments,
    options and foreign currency
    transactions                                 809,267,317       601,623,658
  Net change in unrealized appreciation
    (depreciation) of investments,
    options, and foreign currency
    denominated assets and liabilities           654,376,779       138,250,143
  Net increase in net assets from
    operations                                 1,435,196,459       700,197,334

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                      (78,504,438)      (52,161,970)
    Class B                                     (410,079,550)     (288,101,646)
    Class C                                      (69,316,205)      (48,125,286)
    Advisor Class                                (13,813,033)       (7,005,557)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase                                   540,236,330       764,910,528
  Total increase                               1,403,719,563     1,069,713,403

NET ASSETS
  Beginning of year                            6,132,283,037     5,062,569,634
  End of period                              $ 7,536,002,600   $ 6,132,283,037


See notes to financial statements.


14


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                                 ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

rates are reflected as a component of net unrealized appreciation of investments, options and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,808,836 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $283,183 under an expense offset arrangement with Alliance Fund Sevices.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $114,803 from the sales of Class A shares and $4,410, $1,863,291, and $84,905 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 1999.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1999 amounted to $3,302,828, of which $650 was paid to Donaldson Lufkin & Jenrette Securities Corp., directly and $3,400 was paid to the Pershing Division of Donaldson Lufkin & Jenrette Securities Corp., affiliates of the Adviser.

Accrued expenses includes $151,819 owed to a trustee and a former trustee under the Trust's deferred compensation plan.


16


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,417,738,189 and $2,383,685,562, respectively, for the six months ended April 30, 1999. There were no purchases and sales in U.S. government and government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was $5,536,564,188. Gross unrealized appreciation of investments was $2,467,716,892 and gross unrealized depreciation of investments was $395,390,050 resulting in net unrealized appreciation of $2,072,326,842.

1. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

Transactions in options written for the six months ended April 30, 1999 were as follows:

                                                 NUMBER OF
                                                 CONTRACTS        PREMIUMS
                                                 ----------    --------------
Options outstanding at beginning of year            69,221      $ 28,740,532
Options written                                    672,700       258,388,777
Options terminated in closing purchase
  transactions                                    (104,770)      (49,118,042)
Options expired                                   (119,211)      (39,616,970)
Options exercised                                 (328,380)     (129,087,337)
Options outstanding at April 30, 1999              189,560      $ 69,306,960


2. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At April 30, 1999, the Fund had no outstanding forward exchange currency contracts.


18


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            9,055,845    14,313,089   $ 464,346,209   $ 659,034,500
Shares issued in
  reinvestment of
  distributions        1,502,621     1,103,597      71,690,496      47,609,915
Shares converted
  from Class B            89,682     1,525,332       4,673,793      70,157,128
Shares redeemed       (8,318,535)  (13,387,711)   (428,496,879)   (615,070,017)
Net increase           2,329,613     3,554,307   $ 112,213,619   $ 161,731,526

CLASS B
Shares sold            9,894,647    20,547,117   $ 404,989,137   $ 776,085,446
Shares issued in
  reinvestment of
  distributions       10,048,047     7,651,345     380,318,020     268,634,078
Shares converted
  to Class A            (112,856)   (1,871,621)     (4,673,793)    (70,157,128)
Shares redeemed      (10,389,197)  (13,986,411)   (426,201,324)   (518,571,785)
Net increase           9,440,641    12,340,430   $ 354,432,040   $ 455,990,611

CLASS C
Shares sold            4,165,657     4,951,688   $ 170,431,050   $ 187,545,992
Shares issued in
  reinvestment of
  distributions        1,708,994     1,279,996      64,719,610      44,966,581
Shares redeemed       (4,186,721)   (3,903,263)   (171,439,810)   (145,672,105)
Net increase           1,687,930     2,328,421   $  63,710,850   $  86,840,468

ADVISOR CLASS
Shares sold              736,586     2,358,835   $  38,589,376   $ 106,555,081
Shares issued in
  reinvestment of
  distributions          268,515       149,933      12,902,137       6,490,605
Shares redeemed         (796,037)   (1,123,061)    (41,611,692)    (52,697,763)
Net increase             209,064     1,385,707   $   9,879,821   $  60,347,923


NOTEF: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


19


FINANCIAL HIGHLIGHTS                                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                          -------------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                                                     MAY 1, 1994
                                           APRIL 30,                YEAR ENDED OCTOBER 31,                  TO        YEAR ENDED
                                             1999        ----------------------------------------------  OCTOBER 31,   APRIL 30,
                                         (UNAUDITED)        1998        1997        1996        1995      1994(A)       1994
                                         ----------      ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period       $47.17          $43.95      $34.91      $29.48      $25.08      $23.89      $22.67

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (.06)(b)        (.05)(b)    (.10)(b)     .05         .12         .09        (.01)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                     10.80            6.18       10.17        6.20        4.80        1.10        3.55
Net increase in net asset value from
  operations                                10.74            6.13       10.07        6.25        4.92        1.19        3.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                       -0-             -0-         -0-       (.19)       (.11)         -0-         -0-
Distributions from net realized gains       (3.71)          (2.91)      (1.03)       (.63)       (.41)         -0-      (2.32)
Total dividends and distributions           (3.71)          (2.91)      (1.03)       (.82)       (.52)         -0-      (2.32)
Net asset value, end of period             $54.20          $47.17      $43.95      $34.91      $29.48      $25.08      $23.89

TOTAL RETURN
Total investment return based on net
  asset value (d)                           23.84%          14.56%      29.54%      21.65%      20.18%       4.98%      15.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $1,284,500      $1,008,093    $783,110    $499,459    $285,161    $167,800    $102,406
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.18%(e)(f)     1.22%(e)    1.26%(e)    1.30%       1.35%       1.35%(f)    1.40%
  Expenses, before waivers/
    reimbursements                           1.18%(e)(f)     1.22%(e)    1.26%(e)    1.30%       1.35%       1.35%(f)    1.46%
  Net investment income (loss)               (.24)%(f)       (.11)%      (.25)%       .15%        .56%        .86%(f)     .32%
Portfolio turnover rate                        35%             61%         48%         46%         61%         24%         87%


See footnote summary on page 23.


20


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                          -------------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                                                     MAY 1, 1994
                                           APRIL 30,                YEAR ENDED OCTOBER 31,                  TO        YEAR ENDED
                                             1999        ----------------------------------------------  OCTOBER 31,   APRIL 30,
                                         (UNAUDITED)        1998        1997        1996        1995      1994(A)       1994
                                         ----------      ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period       $38.15          $36.31      $29.21      $24.78      $21.21      $20.27      $19.68

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (.20)(b)        (.31)(b)    (.31)(b)    (.12)       (.02)        .01        (.07)(b)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                      8.63            5.06        8.44        5.18        4.01         .93        2.98
Net increase in net asset value from
  operations                                 8.43            4.75        8.13        5.06        3.99         .94        2.91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                       -0-             -0-         -0-         -0-       (.01)         -0-         -0-
Distributions from net realized gains       (3.71)          (2.91)      (1.03)       (.63)       (.41)         -0-      (2.32)
Total dividends and distributions           (3.71)          (2.91)      (1.03)       (.63)       (.42)         -0-      (2.32)
Net asset value, end of period             $42.87          $38.15      $36.31      $29.21      $24.78      $21.21      $20.27

TOTAL RETURN
Total investment return based on net
  asset value (d)                           23.39%          13.78%      28.64%      20.82%      19.33%       4.64%      14.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $5,158,813      $4,230,756  $3,578,806  $2,498,097  $1,502,020    $751,521    $394,227
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.90%(e)(f)     1.94%(e)    1.96%(e)    1.99%       2.05%       2.05%(f)    2.10%
  Expenses, before waivers/
    reimbursements                           1.90%(e)(f)     1.94%(e)    1.96%(e)    1.99%       2.05%       2.05%(f)    2.13%
  Net investment income (loss)               (.97)%(f)       (.83)%      (.94)%      (.54)%      (.15)%       .16%(f)    (.36)%
Portfolio turnover rate                        35%             61%         48%         46%         61%         24%         87%


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS C
                                          -------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                                                       MAY 1, 1994   AUGUST 2,
                                           APRIL 30,                 YEAR ENDED OCTOBER 31,                 TO        1993(G) TO
                                             1999        ----------------------------------------------  OCTOBER 31,   APRIL 30,
                                         (UNAUDITED)        1998        1997        1996        1995      1994(A)       1994
                                         ----------      ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period       $38.17          $36.33      $29.22      $24.79      $21.22      $20.28      $21.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (.20)(b)        (.31)(b)    (.31)(b)    (.12)       (.03)        .01        (.02)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                      8.64            5.06        8.45        5.18        4.02         .93        1.15
Net increase in net asset value from
  operations                                 8.44            4.75        8.14        5.06        3.99         .94        1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                       -0-             -0-         -0-         -0-       (.01)         -0-         -0-
Distributions from net realized gains       (3.71)          (2.91)      (1.03)       (.63)       (.41)         -0-      (2.32)
Total dividends and distributions           (3.71)          (2.91)      (1.03)       (.63)       (.42)         -0-      (2.32)
Net asset value, end of period             $42.90          $38.17      $36.33      $29.22      $24.79      $21.22      $20.28

TOTAL RETURN
Total investment return based on net
  asset value (d)                           23.41%          13.76%      28.66%      20.81%      19.32%       4.64%       5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(000's omitted)                          $880,100        $718,688    $599,449    $403,478    $226,662    $114,455     $64,030
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.89%(e)(f)     1.93%(e)    1.97%(e)    2.00%       2.05%       2.05%(f)    2.10%(f)
  Expenses, before waivers/
    reimbursements                           1.89%(e)(f)     1.93%(e)    1.97%(e)    2.00%       2.05%       2.05%(f)    2.13%(f)
  Net investment income (loss)               (.96)%(f)       (.83)%      (.95)%      (.55)%      (.15)%       .16%(f)    (.31)%(f)
Portfolio turnover rate                        35%             61%         48%         46%         61%         24%         87%


See footnote summary on page 23.


22


                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             ADVISOR CLASS
                                            ------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                   OCTOBER 2,
                                              APRIL 30,       YEAR ENDED OCTOBER 31,   1996(G) TO
                                                1999         ------------------------  OCTOBER 31,
                                            (UNAUDITED)         1998         1997         1996
                                            -----------      -----------  -----------  -----------
Net asset value, beginning of period          $47.47           $44.08       $34.91       $34.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .01(b)           .08(b)      (.05)(b)       -0-
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                        10.87             6.22        10.25          .77
Net increase in net asset value from
  operations                                   10.88             6.30        10.20          .77

LESS: DISTRIBUTIONS
Distributions from net realized gains          (3.71)           (2.91)       (1.03)          -0-
Net asset value, end of period                $54.64           $47.47       $44.08       $34.91

TOTAL RETURN
Total investment return based on net
  asset value (d)                              24.00%           14.92%       29.92%        2.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $212,589         $174,745     $101,205         $946
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .88%(e)(f)       .93%(e)      .98%(e)     1.26%(f)
  Expenses, before waivers/
    reimbursements                               .88%(e)(f)       .93%(e)      .98%(e)     1.26%(f)
  Net investment income (loss)                   .06%(f)          .17%        (.12)%        .50%(f)
Portfolio turnover rate                           35%              61%          48%          46%


(a)  The Fund changed its fiscal year end from April 30 to October 31.

(b)  Based on average shares outstanding.

(c)  Net of fees waived and expenses reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the six months ended April 30, 1999 and the years ended October 31, 1998, and 1997 the ratios of expenses net of waiver/reimbursements and before waiver/reimbursements were 1.21% and 1.25% for Class A shares, 1.93% and 1.95% for Class B shares, 1.92% and 1.95% for Class C shares and .92% and
 .96% for Advisor Class shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


23

ALLIANCE GROWTH FUND

ANNUAL REPORT
OCTOBER 31, 1998

ALLIANCE CAPITAL





PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-97.7%
TECHNOLOGY-41.8%
BUSINESS SERVICES-0.1%
Reuters Group Plc (ADR) (a)                      62,280    $   3,775,725

COMMUNICATION EQUIPMENT-2.6%
Global Telesystems Group, Inc. (b)            2,226,700       89,207,169
Lucent Technologies, Inc. (c)                   900,000       72,168,750
                                                           --------------
                                                             161,375,919

COMPUTER HARDWARE-4.0%
Compaq Computer Corp.                           800,000       25,300,000
International Business Machines Corp.         1,483,000      220,132,813
                                                           --------------
                                                             245,432,813

COMPUTER SOFTWARE & SERVICES-7.0%
Ceridian Corp. (b)                            2,209,800      126,787,275
First Data Corp.                                300,000        7,950,000
Ingram Micro, Inc. Cl.A (b)(c)                  317,500       14,446,250
Microsoft Corp. (b)                             200,000       21,175,000
Novell, Inc. (b)                                750,000       11,156,250
Sterling Commerce, Inc. (b)                   3,799,544      133,933,926
Sterling Software, Inc. (b)                   4,301,000      112,632,437
                                                           --------------
                                                             428,081,138

ELECTRONICS-4.8%
3Com Corp. (b)(c)                               227,700        8,211,431
EMC Corp. (c)                                   193,000       12,424,375
Philips Electronics NV                          757,000       41,540,375
SCI Systems, Inc. (b)(c)                      1,818,800       71,842,600
Texas Instruments, Inc. (c)                   2,475,000      158,245,313
                                                           --------------
                                                             292,264,094

NETWORKING PRODUCTS-2.6%
Networks Associates, Inc. (b)(c)              3,741,400      159,009,500

NETWORKING SOFTWARE-3.4%
Cisco Systems, Inc. (c)                       3,261,000      205,443,000

SEMI-CONDUCTOR COMPONENTS-1.1%
Altera Corp. (b)                                398,759       16,598,343
Intel Corp. (c)                                 600,000       53,512,500
                                                           --------------
                                                              70,110,843

TELECOMMUNICATIONS-14.2%
ADC Telecommunications, Inc. (b)                247,500        5,692,500
Colt Telecom Group Plc (ADR) (a)(b)           1,030,000       52,916,250
Intermedia Communications,
  Inc. pfd. Series D                            464,600       12,602,275
Loral Space & Communications (b)(c)           5,115,000       96,865,313
MCI WorldCom, Inc. (b)                        8,735,878      482,657,259
Millicom International Cellular, SA (b)(d)    1,130,800       37,740,450
Nextel Communications, Inc. Cl.A (b)(c)       2,763,600       50,090,250
Nextel Strypes Trust                            360,000        6,255,000
Nokia Corp. (ADR) (e)                           134,800       12,544,825
Pacific Gateway Exchange, Inc. (c)              349,400       10,088,925
Telecomunicacoes Brasileiras,
  SA (ADR) (b)(c)(f)                          1,184,000       89,910,000
Tellabs, Inc. (b)(c)                            250,000       13,750,000
                                                           --------------
                                                             871,113,047

MISCELLANEOUS-2.0%
Sanmina Corp. (b)                               969,800       39,761,800
Solectron Corp. (b)(c)                        1,475,000       84,443,750
                                                           --------------
                                                             124,205,550
                                                           --------------
                                                           2,560,811,629

FINANCIAL SERVICES-22.1%
BANKING & CREDIT-7.1%
American Express Co.                            455,000       40,210,625
Automatic Common Exchange
  Security Trust II                             337,900        5,596,469
Chase Manhattan Corp.                         1,906,604      108,318,940
First Union Corp.                             1,138,000       66,004,000
GreenPoint Financial Corp.                      151,800        4,980,937
MBNA Corp.                                    6,919,837      157,858,782


6



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.               530,400    $  34,343,400
Providian Financial Corp. (c)                   188,000       14,922,500
                                                           --------------
                                                             432,235,653

BANKING - MONEY CENTER-1.1%
Bank Tokyo-Mitsubishi, Ltd.                   2,827,500       27,568,125
BankAmerica Corp.                               736,000       42,274,000
                                                           --------------
                                                              69,842,125

BANKING - REGIONAL-1.3%
Newcourt Credit Group, Inc.                   2,346,300       77,134,612

INSURANCE-5.6%
20th Century Industries, Inc.                   913,300       22,432,931
Acceptance Insurance Co. (b)                    391,800        7,689,075
American Bankers Insurance Group, Inc.          941,600       42,077,750
American International Group, Inc. (c)        2,429,587      207,122,292
PMI Group, Inc.                                 475,500       23,983,031
Progressive Corp.                               283,200       41,701,200
                                                           --------------
                                                             345,006,279

REAL ESTATE-2.7%
Arden Realty Group, Inc.                        502,700       10,870,887
Entertainment Properties Trust                  289,700        4,816,262
JP Realty, Inc.                                 755,300       15,814,094
Koger Equity, Inc.                            1,762,571       29,743,386
Macerich Co.                                  1,051,400       28,979,212
Prentiss Properties Trust                       157,500        3,248,438
Simon DeBartolo Group, Inc.                     216,500        6,481,469
Spieker Properties, Inc.                        522,200       18,015,900
Starwood Hotels & Resorts                       220,879        6,253,637
Storage USA, Inc.                               383,700       11,678,869
Summit Properties, Inc.                         716,700       12,631,837
Sun Communities, Inc.                           520,000       17,387,500
                                                           --------------
                                                             165,921,491

MISCELLANEOUS-4.3%
Associates First Capital Corp. C1.A             772,000       54,426,000
Citigroup, Inc.                               4,220,799      198,641,353
Household International, Inc.                   307,500       11,242,969
                                                           --------------
                                                             264,310,322
                                                           --------------
                                                           1,354,450,482

BUSINESS SERVICES-9.9%
PRINTING, PUBLISHING & BROADCASTING-9.9%
CBS Corp. (c)                                 3,881,700      108,444,994
Comcast Corp. Cl.A                              516,500       25,502,187
Cox Communications, Inc. Cl.A (b)               161,300        8,851,338
MediaOne Group, Inc.                            400,000       16,925,000
News Corp., Ltd. (ADR) (g)                      843,400       23,035,362
TCI Group Series A (b)                          592,865       24,974,438
TCI Ventures Group Series A (b)(c)            8,728,970      162,577,066
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (b)                2,414,693       91,909,252
Time Warner, Inc.                               243,000       22,553,438
Viacom, Inc. Cl.B (b)(c)                      2,072,000      124,061,000
                                                           --------------
                                                             608,834,075

CONSUMER NONCYCLICALS-6.9%
BEVERAGES-0.1%
Coca-Cola Enterprises, Inc.                     200,000        7,212,500

DRUGS-3.3%
Abbott Laboratories                             166,600        7,819,787
Astra AB, Series A (h)                          260,000        4,213,426
Boston Scientific Corp.                         580,000       31,573,750
Gensia, Inc. pfd. (i)(j)                         68,500        1,617,354
Merck & Co., Inc.                               826,200      111,743,550
Schering-Plough Corp.                           436,000       44,853,500
                                                           --------------
                                                             201,821,367

HOSPITAL SUPPLIES & SERVICES-0.3%
Medtronic, Inc. (c)                             312,800       20,332,000


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
TOBACCO-3.2%
Loews Corp.                                   1,099,000     $103,237,312
Philip Morris Cos., Inc. (c)                  1,808,400       92,454,450
                                                            -------------
                                                             195,691,762
                                                            -------------
                                                             425,057,629

CONSUMER CYCLICALS-5.0%
AIRLINES-0.8%
AMR Corp. (b)                                   200,000       13,400,000
Delta Air Lines, Inc.                           358,400       37,833,600
                                                            -------------
                                                              51,233,600

DIVERSIFIED-0.3%
Republic Industries, Inc. (b)                 1,257,600       20,200,200

RETAILING - GENERAL-3.9%
Home Depot, Inc.                              2,515,000      109,402,500
Office Depot, Inc. (b)                          250,000        6,250,000
Tandy Corp. (c)                               1,570,900       77,857,731
The Limited, Inc.                               871,425       22,330,266
Wal-Mart Stores, Inc.                           299,000       20,631,000
                                                            -------------
                                                             236,471,497
                                                            -------------
                                                             307,905,297

CAPITAL GOODS-3.7%
MACHINERY-3.7%
Mannesmann AG (k)                             1,493,000      146,911,561
  ADR (l)                                       770,000       75,782,938
                                                            -------------
                                                             222,694,499

ENERGY-2.2%
OIL & GAS SERVICES-2.2%
BJ Services Co. (b)                             270,200        5,522,213
Gulf Canada Resources, Ltd. (f)              13,520,900       50,703,375
Halliburton Co.                               2,147,800       77,186,562
Transocean Offshore, Inc.                        82,100        3,032,569
                                                            -------------
                                                             136,444,719

HEALTH CARE-2.0%
DRUGS-2.0%
Bristol-Myers Squibb Co.                      1,107,000      122,392,687

MULTI INDUSTRY COMPANIES-1.9%
Tyco International, Ltd. (c)                  1,904,112      117,935,937

CONSUMER SERVICES-1.8%
BUSINESS SERVICES-1.3%
Cendant Corp. (b)                             6,602,000       75,510,375

ENTERTAINMENT & LEISURE-0.5%
Carnival Corp. Cl.A                             625,800       20,260,275
Royal Caribbean Cruises, Ltd.                   441,800       12,315,175
                                                            -------------
                                                              32,575,450
                                                            -------------
                                                             108,085,825

UTILITY-0.4%
TELEPHONE-0.4%
AT&T Corp.                                      380,196       23,667,201
Telephone and Data Systems, Inc.                 62,400        2,488,200
                                                            -------------
                                                              26,155,401

Total Common & Preferred Stocks
  (cost $4,547,820,233)                                    5,990,768,180

LONG-TERM DEBT SECURITIES-0.6%
COMMUNICATION EQUIPMENT-0.5%
Global Telesystems Group, Inc.
  5.75%, 7/01/10                                $37,210       29,861,025

HEALTHCARE-0.1%
Centocor, Inc.
  4.75%, 2/15/05 (j)                              7,960        8,467,450
Total Long-Term Debt Securities
  (cost $34,480,354)                                          38,328,475

SHORT-TERM INVESTMENTS-3.2%
SHORT-TERM DEBT SECURITIES-3.2%
Federal Home Loan Bank
  5.40%, 11/02/98                                50,000       49,992,500
Federal Home Loan Mortgage Corp.
  4.78%, 11/17/98                                 9,000        8,980,880


8



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                            CONTRACTS (M)
                                            OR PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  4.79%, 11/10/98                               $25,000    $  24,970,063
Federal Home Loan Mortgage Corp.
  4.80%, 11/16/98                                25,600       25,548,800
Student Loan Marketing Assn.
  5.42%, 11/02/98                                84,100       84,087,338
                                                           --------------
                                                             193,579,581

TIME DEPOSIT-0.0%
State Street Cayman Islands
  4.75%, 11/02/98                                 1,776        1,776,000
Total Short-term investments
  (cost $195,355,581)                                        195,355,581

TOTAL INVESTMENTS-101.5%
  (cost $4,777,656,168)                                    6,224,452,236

OUTSTANDING CALL OPTIONS WRITTEN-(B)(0.5%)
3Com Corp.
  expiring December 1998 @ $31.75                (1,500)        (846,000)
American International Group, Inc.
  expiring December 1998 @ $84.25                (1,000)        (600,000)
CBS Corp.
  expiring December 1998 @ $25.25                (2,500)        (950,000)
Cisco Systems, Inc.
  expiring November 1998
  @ $59.13                                       (2,250)        (909,000)
  @ $63.00                                       (3,000)        (579,000)
  @ $66.00                                       (1,500)        (369,000)
  @ $69.63                                       (1,500)         (19,500)
EMC Corp.
  expiring December 1998 @ $62.13                (1,000)        (632,000)
Ingram Micro, Inc.
  expiring January 1999 @ $46.50                 (2,000)        (806,000)
Intel Corp.
  expiring January 1999 @ $90.06                 (2,000)      (1,020,000)
Loral Space & Communications
  expiring December 1998 @ $15.00                (2,500)      (1,202,500)
Lucent Technologies, Inc.
  expiring December 1998 @ $79.13                (2,000)      (1,214,000)
  expiring January 1999 @ $81.06                 (1,000)        (569,000)
Medtronic, Inc.
  expiring January 1999 @ $62.38                 (1,000)        (566,000)
Networks Associates, Inc.
  expiring November 1998 @ $39.25                (2,000)        (986,000)
  expiring December 1998 @ $38.75                (2,000)      (1,182,000)
  expiring January 1999 @ $43.00                 (2,000)        (764,000)
Nextel Communications, Inc.
  expiring December 1998 @ $19.38                (2,500)        (355,000)
Pacific Gateway Exchange, Inc.
  expiring January 1999 @ $30.13                 (1,600)        (568,000)
Philip Morris Cos., Inc.
  expiring December 1998 @ $48.75                (1,000)        (359,960)
Providian Financial Corp.
  expiring November 1998 @ $12.91                (1,000)        (871,000)
SCI Systems, Inc.
  expiring January 1999 @ $39.75                 (2,500)      (1,175,000)
Solectron Corp.
  expiring December 1998
  @ $54.63                                       (1,000)        (572,000)
  @ $58.25                                       (2,500)      (1,027,500)


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                     CONTRACTS (M)        VALUE
--------------------------------------------------------------------------
Tandy Corp.
  expiring December 1998
  @ $44.94                                       (2,000)     $(1,353,680)
  @ $48.25                                       (2,000)        (920,860)
  expiring January 1999 @ $47.00                 (1,500)        (741,000)
TCI Ventures Group
  Series A
  expiring November 1998
  @ $17.75                                       (1,500)        (201,000)
  @ $18.44                                       (2,000)         (76,000)
Telecomunicacoes Brasileiras, SA
  expiring November 1998
  @ $73.37                                       (1,171)        (721,336)
  @ $73.62                                       (1,000)        (676,000)
  @ $78.13                                         (700)        (291,900)
  expiring January 1999 @ $74.50                 (1,000)        (808,000)
Tellabs, Inc.
  expiring November 1998 @ $43.88                (1,500)      (1,689,000)
  expiring December 1998 @ $54.25                (1,000)        (560,000)
Texas Instruments, Inc.
  expiring December 1998
  @ $58.75                                       (2,000)      (1,489,720)
  @ $59.75                                       (2,000)      (1,320,320)
  @ $60.63                                       (2,000)      (1,257,760)
Tyco International, Ltd.
  expiring December 1998 @ $58.63                (2,000)      (1,218,000)
Viacom, Inc.
  expiring December 1998
  @ $58.13                                       (2,000)        (720,000)
  @ $63.38                                       (1,000)        (201,000)
Total Outstanding Call Options Written
  (premiums received $28,740,532)                            (32,388,036)

TOTAL INVESTMENTS NET OF OUTSTANDING CALL
OPTIONS WRITTEN -101.0%
  (cost $4,748,915,636)                                    6,192,064,200
Other assets less liabilities-(1.0%)                         (59,781,163)

NET ASSETS-100%                                           $6,132,283,037


(a)  Country of origin--United Kingdom.

(b)  Non-income producing security.

(c) Security on which options are written (shares subject to call have an aggregate market value of $371,612,281).

(d)  Country of origin-Luxembourg.

(e)  Country of origin-Finland

(f)  Country of origin-Brazil

(g)  Country of origin-Australia

(h)  Swedish holding.

(i)  Country of origin--Canada.

(j) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $10,084,804 or 0.2% of net assets.

(k)  German holding.

(l)  Country of origin--Germany.

(m)  One contract relates to 100 shares.

     Glossary:
     ADR - American Depositary Receipt.
     See notes to financial statements.


10



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $4,777,656,168)     $6,224,452,236
  Cash                                                                 120,799
  Receivable for investment securities sold                         71,438,236
  Receivable for shares of beneficial interest sold                 13,959,570
  Dividends and interest receivable                                  5,020,371
  Other assets                                                         341,028
  Total assets                                                   6,315,332,240

LIABILITIES
  Payable for investment securities purchased                      131,274,976
  Outstanding call options written, at value
    (premiums received $28,740,532)                                 32,388,036
  Payable for shares of beneficial interest redeemed                12,314,439
  Advisory fee payable                                               3,299,673
  Distribution fee payable                                             834,353
  Accrued expenses                                                   2,937,726
  Total liabilities                                                183,049,203

NET ASSETS                                                      $6,132,283,037

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                         $        1,548
  Additional paid-in capital                                     4,141,396,771
  Accumulated net investment loss                                      (56,767)
  Accumulated net realized gain on investment transactions         547,860,680
  Net unrealized appreciation of investments, options and
    foreign currency denominated assets and liabilities          1,443,080,805
                                                                $6,132,283,037

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($1,008,093,483/
    21,370,522 shares of beneficial interest issued and outstanding)    $47.17
  Sales charge--4.25% of public offering price                            2.09
  Maximum offering price                                                $49.26
  CLASS B SHARES
  Net asset value and offering price per share ($4,230,756,113/
    110,889,404 shares of beneficial interest issued and outstanding)   $38.15
  CLASS C SHARES
  Net asset value and offering price per share ($718,688,176/
    18,828,844 shares of beneficial interest issued and outstanding)    $38.17
  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($174,745,265 /3,681,413 shares of beneficial interest issued
    and outstanding)                                                    $47.47


See notes to financial statements.


11



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998                                ALLIANCE GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $669,275)                                   $ 55,315,657
  Interest                                            9,546,213   $ 64,861,870

EXPENSES
  Advisory fee                                       41,033,553
  Distribution fee - Class A                          2,794,078
  Distribution fee - Class B                         40,881,301
  Distribution fee - Class C                          6,870,520
  Transfer agency                                    10,291,560
  Printing                                            1,913,493
  Custodian                                             556,600
  Registration                                          361,955
  Audit and legal                                       271,110
  Trustees' fees                                         29,000
  Miscellaneous                                         172,172
  Total expenses                                    105,175,342
  Less: expense offset arrangement (see Note B)        (637,005)
  Net expenses                                                     104,538,337
  Net investment loss                                              (39,676,467)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                     449,749,182
  Net realized gain on written options transactions                152,319,721
  Net realized loss on foreign currency transactions                  (445,245)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                    182,132,985
    Written options                                                (43,884,511)
    Foreign currency denominated assets and liabilities                  1,669
  Net gain on investments and foreign currency transactions        739,873,801

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $700,197,334


See notes to financial statements.


12



STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1998             1997
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $  (39,676,467)  $  (35,548,097)
  Net realized gain on investments, options
    and foreign currency transactions             601,623,658      431,215,641
  Net change in unrealized appreciation
    (depreciation) of investments, options,
    and foreign currency denominated assets
    and liabilities                               138,250,143      669,531,008
  Net increase in net assets from operations      700,197,334    1,065,198,552

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                       (52,161,970)     (14,927,840)
    Class B                                      (288,101,646)     (89,311,288)
    Class C                                       (48,125,286)     (14,500,115)
    Advisor Class                                  (7,005,557)         (20,469)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                    764,910,528      714,151,085
  Total increase                                1,069,713,403    1,660,589,925

NET ASSETS
  Beginning of year                             5,062,569,634    3,401,979,709
  End of year                                  $6,132,283,037   $5,062,569,634


See notes to financial statements.


13



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments, options and foreign currency denominated assets and liabilities.


14



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,446,137 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $637,005 under an expense offset arrangement with Alliance Fund Sevices. Transfer agency fees reported in the Statement of Operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $225,295 from the sales of Class A shares and $9,744, $3,874,312, and $116,331 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 1998.
Brokerage commissions paid on investment transactions for the year ended October 31, 1998 amounted to $6,415,603, of which $30,458 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

Accrued expenses includes $128,126 owed to a trustee and a former trustee under the Trust's deferred compensation plan.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $4,144,330,225 and $3,481,220,194, respectively, for the year ended October 31, 1998. There were no purchases and sales of $15,674,270 in U.S. government and government agency obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $1,676,579,312 and gross unrealized depreciation of investments was $233,430,748 resulting in net unrealized appreciation of $1,443,148,564.

1. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.


16



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

Transactions in options written for the year ended October 31, 1998 were as follows:

                                                      NUMBER OF
                                                      CONTRACTS      PREMIUMS
                                                      ----------  -------------
Options outstanding at beginning of year                264,700   $ 88,568,875
Options written                                       1,162,323    333,232,266
Options terminated in closing purchase transactions    (381,770)  (116,092,250)
Options expired                                        (587,477)  (169,097,751)
Options exercised                                      (388,555)  (107,870,608)
Options outstanding at October 31, 1998                  69,221   $ 28,740,532


2. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1998, the Fund had no outstanding forward exchange currency contracts.


17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1998           1997          1998            1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           14,313,089     8,132,661    $659,034,500    $318,891,520
Shares issued in
  reinvestment of
  distributions        1,103,597       358,984      47,609,915      12,705,352
Shares converted
  from Class B         1,525,332     1,372,219      70,157,128      54,520,447
Shares redeemed      (13,387,711)   (6,355,236)   (615,070,017)   (250,784,867)
Net increase           3,554,307     3,508,628    $161,731,526    $135,332,452

CLASS B
Shares sold           20,547,117    23,967,815    $776,085,446    $771,661,032
Shares issued in
  reinvestment of
  distributions        7,651,345     2,307,390     268,634,078      67,883,610
Shares converted
  to Class A          (1,871,621)   (1,655,781)    (70,157,128)    (54,520,447)
Shares redeemed      (13,986,411)  (11,595,072)   (518,571,785)   (376,839,188)
Net increase          12,340,430    13,024,352    $455,990,611    $408,185,007

CLASS C
Shares sold            4,951,688     5,404,558    $187,545,992    $173,407,183
Shares issued in
  reinvestment of
  distributions        1,279,996       278,004      44,966,581       8,181,650
Shares redeemed       (3,903,263)   (2,988,645)   (145,672,105)    (97,513,487)
Net increase           2,328,421     2,693,917    $ 86,840,468    $ 84,075,346

ADVISOR CLASS
Shares sold            2,358,835     2,521,405    $106,555,081    $ 96,902,785
Shares issued in
  reinvestment of
  distributions          149,933           570       6,490,605          20,184
Shares redeemed       (1,123,061)     (253,380)    (52,697,763)    (10,364,689)
Net increase           1,385,707     2,268,595    $ 60,347,923    $ 86,558,280


NOTEF: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1998.


18



FINANCIAL HIGHLIGHTS                                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                            ----------------------------------------------------------------------------------
                                                                                                   MAY 1, 1994
                                                              YEAR ENDED OCTOBER 31,                     TO       YEAR ENDED
                                            -----------------------------------------------------   OCTOBER 31,    APRIL 30,
                                                  1998          1997          1996         1995        1994(A)        1994
                                            --------------  ------------  -----------  ----------  -------------  ------------
Net asset value, beginning of period            $43.95        $34.91        $29.48       $25.08       $23.89        $22.67

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (.05)(b)      (.10)(b)       .05          .12          .09          (.01)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                           6.18         10.17          6.20         4.80         1.10          3.55
Net increase in net asset value from
  operations                                      6.13         10.07          6.25         4.92         1.19          3.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-           -0-         (.19)        (.11)          -0-           -0-
Distributions from net realized gains            (2.91)        (1.03)         (.63)        (.41)          -0-        (2.32)
Total dividends and distributions                (2.91)        (1.03)         (.82)        (.52)          -0-        (2.32)
Net asset value, end of period                  $47.17        $43.95        $34.91       $29.48       $25.08        $23.89

TOTAL RETURN
Total investment return based on net
  asset value (d)                                14.56%        29.54%        21.65%       20.18%        4.98%        15.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $1,008,093      $783,110      $499,459     $285,161     $167,800      $102,406
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements         1.22%(e)      1.26%(e)      1.30%        1.35%        1.35%(f)      1.40%
  Expenses, before waivers/reimbursements         1.22%(e)      1.26%(e)      1.30%        1.35%        1.35%(f)      1.46%
  Net investment income (loss)                    (.11)%        (.25)%         .15%         .56%         .86%(f)       .32%
Portfolio turnover rate                             61%           48%           46%          61%          24%           87%


See footnote summary on page 22.

19


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS B
                                            -------------------------------------------------------------------------------------
                                                                                                   MAY 1, 1994
                                                              YEAR ENDED OCTOBER 31,                     TO       YEAR ENDED
                                            -----------------------------------------------------   OCTOBER 31,    APRIL 30,
                                                  1998          1997          1996         1995        1994(A)        1994
                                            --------------  ------------  -----------  ----------  -------------  ---------------
Net asset value, beginning of period            $36.31        $29.21        $24.78       $21.21       $20.27        $19.68

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (.31)(b)      (.31)(b)      (.12)        (.02)         .01          (.07)(b)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                           5.06          8.44          5.18         4.01          .93          2.98
Net increase in net asset value from
  operations                                      4.75          8.13          5.06         3.99          .94          2.91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-           -0-           -0-        (.01)          -0-           -0-
Distributions from net realized gains            (2.91)        (1.03)         (.63)        (.41)          -0-        (2.32)
Total dividends and distributions                (2.91)        (1.03)         (.63)        (.42)          -0-        (2.32)
Net asset value, end of period                  $38.15        $36.31        $29.21       $24.78       $21.21        $20.27

TOTAL RETURN
Total investment return based on net
  asset value (d)                                13.78%        28.64%        20.82%       19.33%        4.64%        14.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $4,230,756    $3,578,806    $2,498,097   $1,502,020     $751,521      $394,227
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements         1.94%(e)      1.96%(e)      1.99%        2.05%        2.05%(f)      2.10%
  Expenses, before waivers/reimbursements         1.94%(e)      1.96%(e)      1.99%        2.05%        2.05%(f)      2.13%
  Net investment income (loss)                    (.83)%        (.94)%        (.54)%       (.15)%        .16%(f)      (.36)%
Portfolio turnover rate                             61%           48%           46%          61%          24%           87%


See footnote summary on page 22.


20



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS C
                                            ----------------------------------------------------------------------------------
                                                                                                   MAY 1, 1994     AUGUST 2,
                                                              YEAR ENDED OCTOBER 31,                     TO       1993(G) TO
                                            -----------------------------------------------------   OCTOBER 31,    APRIL 30,
                                                  1998          1997          1996         1995        1994(A)        1994
                                            --------------  ------------  -----------  ----------  -------------  ------------

Net asset value, beginning of period            $36.33        $29.22        $24.79       $21.22       $20.28        $21.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (.31)(b)      (.31)(b)      (.12)        (.03)         .01          (.02)(c)
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                           5.06          8.45          5.18         4.02          .93          1.15
Net increase in net asset value from
  operations                                      4.75          8.14          5.06         3.99          .94          1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-           -0-           -0-        (.01)          -0-           -0-
Distributions from net realized gains            (2.91)        (1.03)         (.63)        (.41)          -0-        (2.32)
Total dividends and distributions                (2.91)        (1.03)         (.63)        (.42)          -0-        (2.32)
Net asset value, end of period                  $38.17        $36.33        $29.22       $24.79       $21.22        $20.28

TOTAL RETURN
Total investment return based on net
asset value (d)                                  13.76%        28.66%        20.81%       19.32%        4.64%         5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $718,688      $599,449      $403,478     $226,662     $114,455       $64,030
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements         1.93%(e)      1.97%(e)      2.00%        2.05%        2.05%(f)      2.10%(f)
  Expenses, before waivers/reimbursements         1.93%(e)      1.97%(e)      2.00%        2.05%        2.05%(f)      2.13%(f)
  Net investment income (loss)                    (.83)%        (.95)%        (.55)%       (.15)%        .16%(f)      (.31)%(f)
Portfolio turnover rate                             61%           48%           46%          61%          24%           87%


See footnote summary on page 22.


21



FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                      ADVISOR CLASS
                                         --------------------------------------
                                                                       OCT. 2,
                                            YEAR ENDED OCTOBER 31,   1996(G) TO
                                         --------------------------   OCT. 31,
                                             1998          1997         1996
                                         ------------  ------------  ----------
Net asset value, beginning of period       $44.08        $34.91      $34.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  .08(b)       (.05)(b)      -0-
Net realized and unrealized gain on
  investments, options and foreign
  currency transactions                      6.22         10.25         .77
Net increase in net asset value from
  operations                                 6.30         10.20         .77

LESS: DISTRIBUTIONS
Distributions from net realized gains       (2.91)        (1.03)         -0-
Net asset value, end of period             $47.47        $44.08      $34.91

TOTAL RETURN
Total investment return based on net
  asset value (d)                           14.92%        29.92%       2.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $174,745      $101,205        $946
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                            .93%(e)       .98%(e)    1.26%(f)
  Expenses, before waivers/
    reimbursements                            .93%(e)       .98%(e)    1.26%(f)
  Net investment income (loss)                .17%         (.12)%       .50%(f)
Portfolio turnover rate                        61%           48%         46%


(a)  The Fund changed its fiscal year end from April 30 to October 31.

(b)  Based on average shares outstanding.

(c)  Net of fees waived and expenses reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the years ended October 31, 1998, and 1997 the ratios of expenses net of waiver/reimbursements and before waiver/reimbursements were 1.21% and 1.25% for Class A shares, 1.93% and 1.95% for Class B shares, 1.92% and 1.95% for Class C shares and .92% and .96% for Advisor Class shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


22



REPORT OF INDEPENDENT ACCOUNTANTS                          ALLIANCE GROWTH FUND
_______________________________________________________________________________

TO THE TRUSTEES AND SHAREHOLDERS OF ALLIANCE GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 15, 1998

________________________________________________________________

                           APPENDIX A:
              DESCRIPTION OF CORPORATE BOND RATINGS
________________________________________________________________

         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services ("Standard & Poor's") are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch IBCA, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

____________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

         (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
              (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, (A) and
              (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

         For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

The Alliance                             Prospectus and Application
Bond Funds

                                         November 1, 1999

The Alliance Bond Funds provide a        U.S. Government Funds
broad selection of investment
alternatives to investors seeking             o  Alliance Short-Term U.S.
high current income.                             Government Fund
                                              o  Alliance U.S. Government
                                                 Portfolio
                                              o  Alliance Limited Maturity
                                                 Government Fund

                                         Quality Bond Fund

                                              o  Alliance Quality Bond Portfolio

                                         Mortgage Fund

                                              o  Alliance Mortgage Securities
                                                 Income Fund

                                         Multi-Market Fund

                                              o  Alliance Multi-Market Strategy
                                                 Trust

                                         Global Bond Funds

                                              o  Alliance North American
                                                 Government Income Trust
                                              o  Alliance Global Dollar
                                                 Government Fund
                                              o  Alliance Global Strategic
                                                 Income Trust

                                         Corporate Bond Funds

                                              o  Alliance Corporate Bond
                                                 Portfolio
                                              o  Alliance High Yield Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY ........................................................   3
U.S. Government Funds ......................................................   4
Mortgage Fund ..............................................................   8
Multi-Market Fund ..........................................................   9
Global Bond Funds ..........................................................  10
Corporate Bond Funds .......................................................  13
Summary of Principal Risks .................................................  15
Principal Risks by Fund ....................................................  17

FEES AND EXPENSES OF THE FUNDS .............................................  18

GLOSSARY ...................................................................  20

DESCRIPTION OF THE FUNDS ...................................................  21
Investment Objectives and Policies .........................................  21
Description of Investment Practices ........................................  28
Additional Risk Considerations .............................................  39

MANAGEMENT OF THE FUNDS ....................................................  43

PURCHASE AND SALE OF SHARES ................................................  45
How The Funds Value Their Shares ...........................................  45
How To Buy Shares ..........................................................  45
How To Exchange Shares .....................................................  46
How To Sell Shares .........................................................  46

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  46

DISTRIBUTION ARRANGEMENTS ..................................................  47

GENERAL INFORMATION ........................................................  49

FINANCIAL HIGHLIGHTS .......................................................  51

APPENDIX A: BOND RATINGS ...................................................  58

APPENDIX B: GENERAL INFORMATION ABOUT
  CANADA, MEXICO AND ARGENTINA .............................................  61

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 15-17.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in U.S. Government securities.

Alliance Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward commitments relating to U.S. Government securities. The Fund also may invest a portion of its assets in securities of non-governmental issuers. The Fund normally maintains an average dollar-weighted maturity of not more than three years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                1 Year     5 Years    Inception
--------------------------------------------------------------------------------
Class A                                         -0.42%       2.79%        3.74%
--------------------------------------------------------------------------------
Class B                                          0.37%       2.97%        3.77%
--------------------------------------------------------------------------------
Class C                                          2.24%       2.93%        3.69%
--------------------------------------------------------------------------------
Lehman Brothers
1-3 Year
Government
Bond Index                                       6.97%       5.96%        5.99%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/4/92). Index returns are from month-end following inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 2.89%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.86%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 2.48%.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

  89      90      91      92      93      94       95       96       97       98
  --      --      --      --      --      --       --       --       --       --
 n/a     n/a     n/a     n/a    6.13    -1.70    7.22     4.66     4.54     3.95

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 2.35%, 1st quarter, 1995; and Worst quarter was down -1.62%, 1st quarter, 1994.

Alliance U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                 1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Class A                                           3.94%       4.76%       7.51%
--------------------------------------------------------------------------------
Class B                                           4.80%       4.90%       7.29%
--------------------------------------------------------------------------------
Class C                                           6.80%       4.90%       7.29%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                        9.85%       7.18%       9.17%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (9/30/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 6.38% and 5.12%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 8.18% and 7.38%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -2.34%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
12.52    7.86   15.74    6.03    9.72   -4.38    16.58     0.34     8.55    8.60

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.69%, 2nd quarter, 1989; and Worst quarter was down -3.41%, 1st quarter, 1994.

Alliance Limited Maturity Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income consistent with low volatility of net asset value.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities. The Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of changes in interest rates on the market value of the Fund's portfolio. At all times, however, each of the Fund's securities has either a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note.

The Fund also may invest up to 35% of its total assets in:

o high-quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private issuers;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks with assets of more than $1 billion;

o higher quality commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding; and

o     high-quality debt securities of corporate issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, liquidity risk and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                1 Year     5 Years    Inception
--------------------------------------------------------------------------------
Class A                                          2.17%       4.07%         4.48%
--------------------------------------------------------------------------------
Class B                                          2.95%       4.21%         4.54%
--------------------------------------------------------------------------------
Class C                                          4.96%       4.22%         4.43%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                       9.85%       7.18%         7.94%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (6/1/92). Index returns are from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 4.21%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 7.38%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -0.81%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a    6.21    0.26     7.08     4.01     7.03    6.70

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.21%, 3rd quarter, 1998; and Worst quarter was down -0.65%, 4th quarter, 1994.

QUALITY BOND FUND

The Quality Bond Fund offers investors seeking high current income the alternative of investing in a diversified portfolio of investment grade fixed-income securities.

Alliance Quality Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o     use derivatives strategies;

o invest in convertible debt securities, preferred stock and dividend-paying stocks;

o     invest in U.S. Government obligations; and

o     invest in foreign fixed-income securities.

The principal risks of investing in the Fund are interest rate risk, credit risk and market risk. To the extent the Fund invests in foreign securities, it has foreign risk and currency risk.

BAR CHART AND PERFORMANCE TABLE

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

MORTGAGE FUND

The Mortgage Fund offers investors seeking high current income the alternative of investing in a diversified portfolio of mortgage-related securities.

Alliance Mortgage Securities Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income to the extent consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of mortgage-related securities, including collateralized mortgage obligations or CMOs. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between two and ten years.

The Fund also may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;

o prime commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding;

o high-grade debt securities secured by mortgages on commercial real estate or residential rental properties; and

o     high-grade asset-backed securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, derivatives risk, and market risk. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                  1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                            1.36%       4.39%      7.66%
--------------------------------------------------------------------------------
Class B                                            2.07%       4.51%      7.37%
--------------------------------------------------------------------------------
Class C                                            4.05%       4.51%      7.37%
--------------------------------------------------------------------------------
Lehman Brothers
Mortgage-Backed
Securities Index                                   6.96%       7.23%      9.13%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (1/30/92) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 5.84% and 4.76%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 9.28% and 6.95%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 0.57%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
11.00   10.95   15.44    7.73   10.14   -6.14    15.35     4.23     8.40    5.82

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.90%, 4th quarter, 1990; and Worst quarter was down -4.30%, 1st quarter, 1994.

MULTI-MARKET FUND

The Multi-Market Fund offers investors seeking high current income the alternative of investing in a portfolio of securities denominated in the U.S. Dollar and selected foreign currencies.

Alliance Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in prime commercial paper or unrated paper of equivalent quality;

o     enter into repurchase agreements; and

o     invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                         Since
                                                1 Year     5 Years   Inception
--------------------------------------------------------------------------------
Class A                                          1.72%       3.10%        3.47%
--------------------------------------------------------------------------------
Class B                                          2.46%       3.17%        3.41%
--------------------------------------------------------------------------------
Class C                                          4.25%       3.15%        3.25%
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Year
Government
Bond Index                                       6.97%       5.99%        6.50%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/29/91). Index returns are from month-end of inception of Class A shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 3.95%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.86%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 2.15%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a   -2.49   10.91   -12.77    6.00    16.19     6.71    6.17

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.19%, 4th quarter, 1994.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in debt securities issued by Argentine government entities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each countries' currency, but at least 25% of the Fund's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivative strategies; and

o     invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                 1 Year     5 Years   Inception
--------------------------------------------------------------------------------
Class A                                           1.99%       5.88%        7.89%
--------------------------------------------------------------------------------
Class B                                           2.90%       5.89%        7.79%
--------------------------------------------------------------------------------
Class C                                           4.78%       5.89%        7.70%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                             8.69%       7.27%        8.14%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (3/27/92). Index returns are from month-end of inception of Class A shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its inception date was 7.11%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 7.34%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 5.92%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a   18.64  -30.24    31.01    24.20    14.98    6.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 17.24%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

Alliance Global Dollar Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.

The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
Class A                                                    -25.37%         4.39%
--------------------------------------------------------------------------------
Class B                                                    -24.77%         4.49%
--------------------------------------------------------------------------------
Class C                                                    -23.37%         4.52%
--------------------------------------------------------------------------------
J.P. Morgan Emerging
Markets Bond Index                                         -11.04%         9.70%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

* Inception Dates: 2/25/94 for Class A, Class B, and Class C shares; Index return is from 2/28/94.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 7.85%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a    25.47    39.44     9.01  -22.05

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

Alliance Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in structured securities;

o     invest in Eurodollar instruments and foreign currencies;

o     invest in asset-backed and mortgage-related securities;

o     enter into repurchase agreements; and

o     invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception
--------------------------------------------------------------------------------
Class A                                                     -2.31%        11.07%
--------------------------------------------------------------------------------
Class B                                                     -2.46%        11.31%
--------------------------------------------------------------------------------
Class C                                                      0.32%        11.94%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                         8.69%         7.26%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A shares (1/9/96). Index returns are from month-end of inception of Class A shares.

Performance information for periods prior to the inception of Class B shares and Class C shares (3/21/96) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 11.60% and 12.19%, respectively. The index return for the comparable period (which date from month-end following applicable Class inception date) was 8.68%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 3.23%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a    14.96    1.99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.86%, 2nd quarter, 1997; and Worst quarter was down -5.68%, 3rd quarter, 1998.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in corporate bonds. The Fund may invest up to 50% of its total assets in foreign debt securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign debt obligations have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                            -4.29%      5.63%      10.65%
--------------------------------------------------------------------------------
Class B                                            -3.54%      5.82%      10.37%
--------------------------------------------------------------------------------
Class C                                            -1.63%      5.84%      10.38%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                               8.69%      7.27%       9.26%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (1/8/93) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 9.57% and 7.95%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 7.45% and 7.34%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -1.32%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
13.06    5.54   18.05   13.07   31.09  -12.75    27.98    10.02    11.81   -0.03

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.61%, 2nd quarter, 1995; and Worst quarter was down -8.42%, 1st quarter, 1994.

Alliance High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
Class A                                                     -5.83%         9.72%
--------------------------------------------------------------------------------
Class B                                                     -5.80%        10.21%
--------------------------------------------------------------------------------
Class C                                                     -3.16%        11.86%
--------------------------------------------------------------------------------
First Boston
High Yield Index                                             0.58%         5.95%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

* Inception Date: 4/22/97 for Class A, Class B, and Class C shares; Index return is from 4/30/97.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -0.86%.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a   -1.69

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.29%, 1st quarter, 1998; and Worst quarter was down -9.63%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds subject to the risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds such as the Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Limited Maturity Government and Alliance Quality Bond that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Mortgage Securities Income, and Alliance Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Quality Bond and Alliance Corporate Bond, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as Alliance Mortgage Securities Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as Alliance Global Dollar Government and Alliance High Yield may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, and Alliance Global Dollar Government that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in foreign securities are subject to this risk, including Alliance Limited Maturity Government, Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for Alliance Global Dollar Government and Alliance Global Strategic Income, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of Alliance North American Government Income and Alliance Global Dollar Government are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance Multi-Market Strategy and Alliance North American Government Income.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as Alliance Limited Maturity Government, Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, Alliance Global Strategic Income and Alliance High Yield that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.

DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. Alliance Multi-Market Strategy, Alliance North American Government
Income, Alliance Global Dollar Government, and Alliance Global Strategic Income are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as Alliance Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant unerlying assets, rates, or indices. Funds that invest in structured securities, such as Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Country or
                           Interest    Credit   Market   Foreign   Geographic   Currency   Diversifica-  Leveraging   Derivatives
Fund                       Rate Risk    Risk     Risk     Risk       Risk         Risk       tion Risk      Risk         Risk
---------------------------------------------------------------------------------------------------------------------------------
Alliance Short-Term
U.S. Government                o          o        o                                                          o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance U.S. Government       o          o        o                                                                       o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Limited
Maturity Government            o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond          o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Mortgage
Securities Income              o          o        o                                                          o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Multi-Market
Strategy                       o          o        o        o          o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance North American
Government Income              o          o        o        o          o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Dollar Government              o          o        o        o          o                         o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Strategic Income               o          o        o        o                       o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Corporate Bond        o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield            o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                              Liquidity    Manage-
Fund                            Risk      ment Risk
---------------------------------------------------
Alliance Short-Term
U.S. Government                   o           o
---------------------------------------------------
Alliance U.S. Government          o           o
---------------------------------------------------
Alliance Limited
Maturity Government               o           o
---------------------------------------------------
Alliance Quality Bond             o           o
---------------------------------------------------
Alliance Mortgage
Securities Income                 o           o
---------------------------------------------------
Alliance Multi-Market
Strategy                          o           o
---------------------------------------------------
Alliance North American
Government Income                 o           o
---------------------------------------------------
Alliance Global
Dollar Government                 o           o
---------------------------------------------------
Alliance Global
Strategic Income                  o           o
---------------------------------------------------
Alliance Corporate Bond           o           o
---------------------------------------------------
Alliance High Yield               o           o
---------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   Class A Shares   Class B Shares(a)   Class B Shares(b)   Class C Shares
                                                   --------------   -----------------   -----------------   --------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)      4.25%            None                None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)           None             3.0%*               4.0%**              1.0%***

Exchange Fee                                       None             None                None                None

--------------------------------------------------------------------------------
(a) For all Funds except Alliance Global Strategic Income Trust and Alliance High Yield Fund.

(b)   For Alliance Global Strategic Income Trust and Alliance High Yield Fund.

* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                       Operating Expenses                                                       Examples
------------------------------------------------------------------  ----------------------------------------------------------------
Alliance Short-Term U.S.
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   576  $   528  $   228   $   329  $   229
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   984  $   902  $   802   $   799  $   799
    Interest Expense                   .15%       .15%       .16%   After 5 Years*    $ 1,417  $ 1,402  $ 1,402   $ 1,395  $ 1,395
    Other Expenses                    1.00%      1.03%      1.00%   After 10 Years*   $ 2,619  $ 2,689  $ 2,689   $ 3,009  $ 3,009
                                  --------   --------   --------
    Total Fund Operating Expenses     2.00%      2.73%      2.71%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++             (.45)%     (.48)%     (.45)%
                                  --------   --------   --------
    Net Expenses                      1.55%      2.25%      2.26%
                                  ========   ========   ========

Alliance U.S. Government
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .56%       .56%       .56%   After 1 Year      $   539  $   490  $   190   $   290  $   190
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   781  $   688  $   588   $   588  $   588
    Interest Expense                   .09%       .08%       .09%   After 5 Years     $ 1,041  $ 1,011  $ 1,011   $ 1,011  $ 1,011
    Other Expenses                     .22%       .23%       .22%   After 10 Years    $ 1,785  $ 1,840  $ 1,840   $ 2,190  $ 2,190
                                  --------   --------   --------
    Total Fund Operating Expenses     1.17%      1.87%      1.87%
                                  ========   ========   ========

Alliance Limited Maturity
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .65%       .65%       .65%   After 1 Year      $   741  $   686  $   386   $   486  $   386
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,389  $ 1,272  $ 1,172   $ 1,172  $ 1,172
    Interest Expense                  1.59%      1.45%      1.46%   After 5 Years     $ 2,060  $ 1,976  $ 1,976   $ 1,976  $ 1,976
    Other Expenses                     .73%       .74%       .73%   After 10 Years    $ 3,841  $ 3,837  $ 3,837   $ 4,070  $ 4,070
                                  --------   --------   --------
    Total Fund Operating Expenses     3.27%      3.84%      3.84%
                                  ========   ========   ========

Alliance Quality Bond
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   521  $   471  $   171   $   271  $   171
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   961  $   872  $   772   $   772  $   772
    Other Expenses                    1.30%      1.30%      1.30%   After 5 Years*    $ 1,427  $ 1,400  $ 1,400   $ 1,400  $ 1,400
                                  --------   --------   --------    After 10 Years*   $ 2,714  $ 2,770  $ 2,770   $ 3,092  $ 3,092
    Total Fund Operating Expenses     2.15%      2.85%      2.85%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++            (1.17)%    (1.17)%    (1.17)%
                                  --------   --------   --------
    Net Expenses                       .98%      1.68%      1.68%
                                  ========   ========   ========


                       Operating Expenses                                                       Examples
------------------------------------------------------------------  ----------------------------------------------------------------
Alliance Mortgage Securities
Income Fund                        Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .53%       .53%       .53%   After 1 Year      $   618  $   571  $   271   $   372  $   272
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,023  $   932  $   832   $   835  $   835
    Interest Expense                   .85%       .83%       .85%   After 5 Years     $ 1,452  $ 1,420  $ 1,420   $ 1,425  $ 1,425
    Other Expenses                     .31%       .32%       .31%   After 10 Years    $ 2,643  $ 2,694  $ 2,694   $ 3,022  $ 3,022
                                  --------   --------   --------
    Total Fund Operating Expenses     1.99%      2.68%      2.69%
                                  ========   ========   ========

Alliance Multi-Market
Strategy Trust                     Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .60%       .60%       .60%   After 1 Year      $   594  $   544  $   244   $   364  $   264
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   950  $   851  $   751   $   811  $   811
    Other Expenses                     .84%       .81%      1.01%   After 5 Years     $ 1,329  $ 1,285  $ 1,285   $ 1,385  $ 1,385
                                  --------   --------   --------    After 10 Years    $ 2,389  $ 2,429  $ 2,429   $ 2,944  $ 2,944
    Total Fund Operating Expenses     1.74%      2.41%      2.61%
                                  ========   ========   ========

Alliance North American
Government Income Trust            Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees**                  .72%       .72%       .72%   After 1 Year      $   623  $   578  $   278   $   377  $   277
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,037  $   953  $   853   $   850  $   850
    Interest Expense                   .68%       .68%       .68%   After 5 Years     $ 1,477  $ 1,454  $ 1,454   $ 1,450  $ 1,450
    Other Expenses                     .34%       .35%       .34%   After 10 Years    $ 2,693  $ 2,754  $ 2,754   $ 3,070  $ 3,070
                                  --------   --------   --------
    Total Fund Operating Expenses     2.04%      2.75%      2.74%
                                  ========   ========   ========

Alliance Global Dollar
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   580  $   534  $   234   $   353  $   233
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   906  $   821  $   721   $   718  $   718
    Other Expenses                     .54%       .56%       .55%   After 5 Years     $ 1,254  $ 1,235  $ 1,235   $ 1,230  $ 1,230
                                  --------   --------   --------    After 10 Years    $ 2,234  $ 2,301  $ 2,301   $ 2,636  $ 2,636
    Total Fund Operating Expenses     1.59%      2.31%      2.30%
                                  ========   ========   ========

Alliance Global Strategic
Income Trust                       Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   609  $   661  $   261   $   361  $   261
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   994  $ 1,002  $   802   $   802  $   802
    Other Expenses                    1.03%      1.01%      1.02%   After 5 Years*    $ 1,403  $ 1,370  $ 1,370   $ 1,370  $ 1,370
                                  --------   --------   --------    After 10 Years*   $ 2,543  $ 2,747  $ 2,747   $ 2,915  $ 2,915
    Total Fund Operating Expenses     2.08%      2.76%      2.77%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++             (.19)%     (.18)%     (.19)%
                                  --------   --------   --------
    Net Expenses                      1.89%      2.58%      2.58%
                                  ========   ========   ========

Alliance Corporate Bond
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   533  $   485  $   185   $   284  $   184
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   763  $   673  $   573   $   569  $   569
    Other Expenses                     .26%       .27%       .26%   After 5 Years     $ 1,011  $   985  $   985   $   980  $   980
                                  --------   --------   --------    After 10 Years    $ 1,719  $ 1,780  $ 1,780   $ 2,127  $ 2,127
    Total Fund Operating Expenses     1.11%      1.82%      1.81%
                                  ========   ========   ========

Alliance High Yield Fund           Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   553  $   606  $   206   $   305  $   205
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   823  $   837  $   637   $   634  $   634
    Other Expenses                     .26%       .28%       .27%   After 5 Years     $ 1,113  $ 1,093  $ 1,093   $ 1,088  $ 1,088
                                  --------   --------   --------    After 10 Years    $ 1,937  $ 2,173  $ 2,173   $ 2,348  $ 2,348
    Total Fund Operating Expenses     1.31%      2.03%      2.02%
                                  ========   ========   ========

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for Alliance Global Strategic Income Trust and Alliance High Yield Fund, 8 years.

+++ Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

* These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

** Represents .65 of 1% of the Fund's average daily adjusted total net assets.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES and RATED SECURITIES

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch, or Duff 1 by Duff & Phelps.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in a Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES
U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

Alliance Short-Term U.S. Government Fund

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities. The Fund's investment objective is not fundamental. The Fund invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward commitments relating to U.S. Government securities. The Fund normally maintains an average dollar-weighted portfolio maturity of not more than three years. In periods of rising interest rates, the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates.

The Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they may have higher levels of credit risk than do U.S. Government securities. Under its policies, the Fund is not obligated to dispose of any security whose credit quality falls below high quality.

The Fund also may:

o     invest in certain SMRS;

o     invest in variable, floating, and inverse floating rate instruments;

o     make short sales against the box;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     purchase and sell futures contracts for hedging purposes;

o purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income;

o     enter into reverse repurchase agreements;

o     purchase securities for future delivery;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

Alliance U.S. Government Portfolio

Alliance U.S. Government Portfolio seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:

o     enter into reverse repurchase agreements and dollar rolls;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     enter into forward contracts;

o     purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes; and

o     enter into repurchase agreements.

Alliance Limited Maturity Government Fund

Alliance Limited Maturity Government Fund seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

The Fund may invest up to 35% of its total assets in:

o high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private corporate issuers;

o     qualifying bank deposits;

o higher quality commercial paper or, if unrated, issued by companies that have high quality debt issues outstanding; and

o     high quality debt securities of corporate issuers.

The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts;

o     enter into forward commitments;

o     enter into interest rate swaps, caps, and floors;

o     invest in Eurodollar instruments;

o     purchase and write put and call options on foreign currencies;

o     invest in variable, floating, and inverse floating rate instruments;

o     use reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

QUALITY BOND FUND

Alliance Quality Bond Portfolio

Alliance Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. In seeking to achieve its investment objective, the Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund also may:

o     purchase and sell interest rate futures contracts and options;

o     enter into interest rate swaps, caps and floors for hedging purposes;

o purchase put and call options and write covered put and call options on securities it may purchase;

o     write covered call options for cross-hedging purposes;

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o     enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o     invest in CMOs;

o     invest in zero coupon securities and "pay-in-kind" debentures; and

o make secured loans of portfolio securities of up to 50% of its total assets.

MORTGAGE FUND

Alliance Mortgage Securities Income Fund

Alliance Mortgage Securities Income Fund seeks a high level of current income to the extent consistent with prudent investment risk. The Fund maintains at least 65% of its total assets in mortgage-related securities, including CMOs. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities.

The Fund may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;

o prime commercial paper or, if unrated, issued by companies that have an outstanding high quality debt issue; and

o     high-grade asset-backed securities.

The Fund also may:

o     enter into forward commitments;

o purchase put and call options written by others and write covered put and call options for hedging purposes;

o purchase high-grade debt securities secured by mortgages on commercial real estate or residential rental properties;

o     enter into interest rate swaps, caps, and floors;

o     enter into interest rate futures contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     make loans of portfolio securities; and

o     enter into repurchase agreements.

MULTI-MARKET FUND

Alliance Multi-Market Strategy Trust

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o     U.S. Government securities;

o     high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o     invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.


GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust

Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

Alliance Global Dollar Government Fund

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o     for U.S. fixed-income securities, nine to 15 years;

o     for non-U.S. fixed-income securities, 15 to 25 years; and

o     for sovereign debt obligations, longer than 25 years.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

As of August 31, 1999, securities ratings (or equivalent quality) of the Fund's securities were:

        o A and above                           .37%
        o Baa or BBB                           4.55%
        o Ba or BB                            50.00%
        o B                                   29.35%
        o CCC                                  9.43%
        o CC                                   2.64%
        o C                                    1.60%
        o Unrated                              2.06%

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o     invest in other investment companies;

o     invest in warrants;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o     invest in variable, floating, and inverse floating rate instruments;

o     enter into reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

Alliance Global Strategic Income Trust

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:

o     invest in rights and warrants;

o     invest in loan participations and assignments;

o     invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;

o     purchase or sell forward foreign exchange contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in indexed commercial paper;

o     invest in structured securities;

o     purchase and sell securities on a forward commitment basis;

o     enter into standby commitments;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o     invest in Eurodollar instruments;

o     enter into interest rate swaps, caps, and floors; and

o     make short sales of securities or maintain a short position;

o     enter into reverse repurchase agreements and dollar rolls;

o     make loans of portfolio securities; and

o     enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

CORPORATE BOND FUNDS

Alliance Corporate Bond Portfolio

Alliance Corporate Bond Portfolio seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.

The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of June 30, 1999, the Fund's investments were rated (or equivalent quality):

        o A or above                           9.64%
        o Baa or BBB                          47.40%
        o Ba or BB                            37.26%
        o B                                    1.82%
        o CC                                   3.50%
        o C                                     .38%
        o Unrated                                 0%

The Fund may invest up to 50% of its total assets in foreign debt securities, which will consist primarily of corporate fixed-income securities and sovereign debt obligations. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in zero coupon and pay-in-kind securities; and

o     invest in CMOs and multi-class pass-through mortgage-related securities.

Alliance High Yield Fund

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.

As of August 31, 1999, the Fund's investments were rated (or equivalent quality):

        o A and above                          7.70%
        o Ba or BB                            12.79%
        o B                                   63.04%
        o CCC                                  3.07%
        o Unrated                             13.30%

The Fund may invest a portion of its assets in foreign securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

The Fund also may:

o     invest in mortgage-backed and asset-backed securities;

o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o     enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes certain investment practices and associated risks that are common to a number of Funds.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance Multi-Market Strategy, Alliance High Yield, and Alliance Global Strategic Income, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


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

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Alliance Limited Maturity Government and Alliance Global Strategic Income intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for Alliance Short-Term U.S. Government and Alliance Global Strategic Income, will be used only for hedging purposes.

Alliance Limited Maturity Government, Alliance U.S. Government, Alliance Multi-Market Strategy, Alliance North American Government Income and Alliance Global Strategic Income will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Alliance Mortgage Securities Income will not write or purchase options on futures contracts. Nor will Alliance Limited Maturity Government, Alliance U.S. Government, Alliance Mortgage Securities Income, Alliance Multi-Market Strategy, Alliance North American Government Income or Alliance Global Strategic Income enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, Alliance Mortgage Securities Income and Alliance Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. Alliance Multi-Market Strategy, Alliance North American Government Income and Alliance Global Strategic Income may enter into interest rate swaps involving payments in the same currency or in different currencies. Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Limited Maturity
Government, Alliance Quality Bond, Alliance Mortgage Securities Income,
Alliance Global Dollar Government, Alliance Global Strategic Income and
Alliance Corporate Bond will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior long- or short-term debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of Alliance Multi-Market Strategy, Alliance North American Government Income, and Alliance Global Strategic Income will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high-quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Mortgage Securities Income, Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic

Income, Alliance Quality Bond, Alliance Corporate Bond, and Alliance High Yield generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Alliance Mortgage Securities Income, Alliance U.S. Government and Alliance Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.


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

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by Alliance Limited Maturity Government, Alliance North American Government Income, Alliance Global Dollar Government or Alliance Global Strategic Income if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of Alliance Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for Alliance Mortgage Securities Income, Alliance Multi-Market Strategy, and Alliance North American Government Income, and 5% for Alliance Short-Term U.S. Government. As a matter of fundamental policy, Alliance Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. Alliance Global Dollar Government may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Lending of portfolio securities is limited to 50% of net assets for Alliance High Yield, 25% of net assets for Alliance Short-Term U.S. Government and Alliance Global
Strategic Income, and 20% of net assets for Alliance Limited Maturity Government, Alliance Mortgage Securities Income, Alliance Multi-Market
Strategy, Alliance North American Government Income and Alliance Global
Dollar Government, and to 50% of total assets for Alliance Quality Bond.

Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond and Alliance High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Alliance Global Dollar Government and Alliance Global Strategic Income may invest up to 25%, and Alliance Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Alliance Short-Term U.S. Government may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, Alliance Limited Maturity Government and Alliance U.S. Government do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Dollar Government will not exceed 33% of its total assets less liabilities (other than amounts borrowed). Alliance Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Strategic Income will not exceed 25% of its total assets.

Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Alliance Global Dollar Government may invest in warrants, and Alliance Global Strategic Income and Alliance Quality Bond may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Alliance Global Strategic Income may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. Alliance Short-Term U.S. Government and Alliance Global Dollar Government each may make short sales only against the box and only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to Alliance Global Dollar Government, and 10% of total assets, with respect to Alliance Short-Term U.S. Government, would be held as collateral for short sales.

Alliance Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, Alliance Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to Alliance Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Alliance Global Dollar Government may invest up to 25% of its total assets, and Alliance Global Strategic Income and Alliance Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Alliance Global Strategic Income, Alliance Quality Bond and Alliance Corporate Bond also may invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S.
Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by Alliance Multi-Market Strategy, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Quality Bond could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on Alliance North American Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, Alliance Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities. Unrated securities will also be considered for investment by Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Quality Bond, Alliance Corporate Bond and Alliance High Yield when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which Alliance Global Dollar Government and Alliance Global Strategic Income will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which Alliance Global Dollar Government and Alliance High Yield invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999, totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                      Fee as a
                                                    percentage of
                                                   average daily       Fiscal
Fund                                                 net assets*     Year Ending
----                                               --------------    -----------

Alliance Short-Term U.S.
   Government                                             0            8/31/99
Alliance U.S. Government                                 .56           6/30/99
Alliance Limited Maturity
   Government                                            .65          11/30/98
Alliance Quality Bond                                    .55**         6/30/00
Alliance Mortgage Securities
   Income                                                .53          12/31/98
Alliance Multi-Market Strategy                           .60          10/31/98
Alliance North American
   Government Income                                     .72          11/30/98
Alliance Global Dollar
   Government                                            .75           8/31/99
Alliance Global Strategic
   Income                                                .75          10/31/98
Alliance Corporate Bond                                  .55           6/30/99
Alliance High Yield                                      .75           8/31/99

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

** Prior to any waiver by Alliance. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years.

                                                        Principal occupation
                        Employee; time period;             during the past
Fund                        title with ACMC                  five years*
--------------------------------------------------------------------------------
Short-Term U.S.         Jeffrey S. Phlegar;                Associated with
Government              since 1997;                        Alliance
                        Senior Vice President

U.S. Government         Wayne D. Lyski;                    Associated with
                        since 1983;                        Alliance
                        Executive Vice President

                        Jeffrey S. Phlegar;                (see above)
                        since 1997; (see above)

Limited Maturity        Jeffrey S. Phlegar;                (see above)
Government              since 1997; (see above)

Quality Bond            Matthew Bloom;                     Associated with
                        since inception;                   Alliance
                        Senior Vice President

Mortgage Securities     Jeffrey S. Phlegar;                (see above)
Income                  since 1997; (see above)

                                                        Principal occupation
                        Employee; time period;             during the past
Fund                        title with ACMC                  five years*
--------------------------------------------------------------------------------

Multi-Market Strategy   Douglas J. Peebles;                Associated with
                        since inception;                   Alliance
                        Senior Vice President

North American          Wayne D. Lyski; since              (see above)
Government Income       inception; (see above)

Global Dollar           Wayne D. Lyski; since              (see above)
Government              inception; (see above)

Global Strategic        Wayne D. Lyski; since              (see above)
Income                  inception; (see above)

                        Douglas J. Peebles; since          (see above)
                        inception; (see above)

Corporate Bond          Wayne D. Lyski; since              (see above)
                        1987; (see above)

                        Paul J. DeNoon;                    Associated with
                        since January 1992;                Alliance
                        Senior Vice President

High Yield              Wayne C. Tappe;                    Associated with
                        since 1991;                        Alliance
                        Senior Vice President

                        Nelson Jantzen;                    Associated with
                        since 1991;                        Alliance
                        Senior Vice President

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of Alliance High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of Alliance High Yield, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of Alliance High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 1998, the assets in the Historical Portfolio totalled approximately $612 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of High Yield and the Historical Portfolio. This survey is published by Lipper, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for Alliance High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for Alliance High Yield is April 22, 1997.

                                         Annualized Rates of Return
                                       Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years     5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Historical Portfolio      -5.15%     11.36%       9.99%      11.17%      10.49%
Lipper High Current
   Yield Mutual Funds
   Average                -0.44       8.21        7.37        9.34        8.97
Alliance High Yield       -5.83        n/a         n/a         n/a        9.72

                                          Cumulative Rates of Return
                                       Periods Ending December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years     5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Historical Portfolio      -5.15%     38.11%      61.01%     188.22%     231.11%
Lipper High Current
   Yield Mutual Funds
   Average                -0.44      26.80       43.00      145.62      182.21
Alliance High Yield       -5.83        n/a         n/a         n/a       17.01

Alliance is the investment adviser of a portfolio (the "Historical Fund") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with substantially the same investment strategies and techniques as those of Alliance Quality Bond. Alliance has served as investment adviser to the Historical Fund since its inception in 1993. Matthew Bloom, who is primarily responsible for the day-to-day management of Alliance Quality Bond, has been the person principally responsible for the day-to-day management of the Historical Fund since 1995.

The following tables set forth performance results for the Historical Fund since its inception on October 1, 1993, together with those of the Lipper Corporate Debt Funds BBB Rated Average and the Lehman Aggregate Bond index as comparative benchmarks. As of March 31, 1999, the assets in the Historical Fund totalled approximately $333 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Fund. In addition, the performance data do not reflect Alliance Quality Bond's higher expenses, which, if reflected, would lower the performance of the Historical Fund. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Fund. The rates of return shown for the Historical Fund are not an estimate or guarantee of future investment performance of Alliance Quality Bond.

The Lipper Corporate Debt Funds BBB Rated Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of Alliance Quality Bond. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of Alliance Quality Bond and the Historical Fund. This survey is published by Lipper, a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. The Lehman Aggregate Bond Index is an Index comprised of investment grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee bonds" (U.S. dollar-denominated bonds issued outside the United States).

The performance results presented below are based on percent changes in net asset values of the Historical Fund with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The inception date for the Historical Fund, the Lipper data and the Lehman Index date is October 1, 1993.

                                          Annualized Rates of Return
                                        Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark             1 Year       3 Years      5 Years      Inception
--------------------------------------------------------------------------------
Historical Fund                  8.69%         7.72%        6.78%         6.34%
Lehman Aggregate
   Bond Index                    8.69%         7.29%        7.27%         6.92%
Lipper Corporate Debt
   Funds BBB Rated Average       6.09%         6.85%        6.99%         6.79%

                                          Cumulative Rates of Return
                                        Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark             1 Year       3 Years      5 Years      Inception
--------------------------------------------------------------------------------
Historical Fund                  8.69%        24.98%       38.80%        38.10%
Lehman Aggregate
   Bond Index                    8.69%        23.61%       42.05%        42.14%
Lipper Corporate Debt
   Funds BBB Rated Average       6.09%        22.02%       40.31%        41.30%

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

   Minimum investment amounts are:

   o Initial                               $250
   o Subsequent                             $50
   o Automatic Investment Program           $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

o Selling Shares Directly to a Fund

By Mail
      -- Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

By Telephone

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

Class A Shares--Initial Sales Charge Alternative You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                            Initial Sales Charge
                              -------------------------------------------------
                                 As % of                        Commission to
                               Net Amount        As % of      Dealer/Agent as %
Amount Purchased                Invested     Offering Price   of Offering Price
----------------              ------------   --------------   -----------------
Up to $100,000 .............       4.44%           4.25%             4.00%
$100,000 up to
  $250,000..................       3.36            3.25              3.00
$250,000 up to
  $500,000..................       2.30            2.25              2.00
$500,000 up to
  $1,000,000................       1.78            1.75              1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Alliance Global Strategic Income and Alliance High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

Alliance Global Strategic Income and Alliance High Yield:

       Years Since Purchase        CDSC
       ---------------------      ------
       First                       4.0%
       Second                      3.0%
       Third                       2.0%
       Fourth                      1.0%
       Fifth                       None

All Other Funds:

       Years Since Purchase        CDSC
       ---------------------      ------
       First                       3.0%
       Second                      2.0%
       Third                       1.0%
       Fourth                      None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of Alliance Global Strategic Income Trust and Alliance High Yield Fund, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                             Rule 12b-1 Fee (as a percent of
                           aggregate average daily net assets)
                           -----------------------------------
         Class A                          .30%*
         Class B                         1.00%
         Class C                         1.00%

----------
* The Rule 12b-1 plan for Class A shares of Alliance Short-Term U.S. Government Fund provides for payments of up to .50% of aggregate average daily net assets, although the Fund's Trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares except for Alliance Global Strategic Income Trust and Alliance High Yield Fund's Class B shares which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, Class B or Class C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. Discovery in the case is nearly complete and trial is scheduled to commence on December 6, 1999. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for Alliance Short-Term U.S. Government Fund, and by Ernst & Young LLP, the independent accountants for Alliance U.S. Government Portfolio, Alliance Limited Maturity Government Fund, Alliance Mortgage Securities Income Fund, Alliance Multi-Market Strategy Trust, Alliance North American Government Income Trust, Alliance Global Dollar Government Fund, Alliance Global Strategic Income Trust, Alliance Corporate Bond Portfolio, and Alliance High Yield Fund, whose reports, along with each Fund's financial statements, are included in the SAI, which is avaliable upon request.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Short-Term U.S. Government#
   Class A
   Year Ended 8/31/99........      $ 9.48          $  .49(g)           $ (.19)         $  .30            $ (.50)          $ 0.00
   Year Ended 8/31/98........        9.63             .49(g)             (.11)            .38              (.50)            0.00
   Year Ended 8/31/97........        9.66             .47(g)              .03             .50              (.46)            0.00
   Year Ended 8/31/96........        9.70             .47                (.02)            .45              (.49)            0.00
   Year Ended 8/31/95........        9.67             .42                 .05             .47              (.41)            0.00
   Class B
   Year Ended 8/31/99........      $ 9.62          $  .43(g)           $ (.21)         $  .22            $ (.42)          $ 0.00
   Year Ended 8/31/98........        9.74             .42(g)             (.08)            .34              (.43)            0.00
   Year Ended 8/31/97........        9.77             .41(g)              .02             .43              (.39)            0.00
   Year Ended 8/31/96........        9.81             .41                (.03)            .38              (.42)            0.00
   Year Ended 8/31/95........        9.78             .36                 .04             .40              (.34)            0.00
   Class C
   Year Ended 8/31/99........      $ 9.61          $  .43(g)           $ (.22)         $  .21            $ (.42)          $ 0.00
   Year Ended 8/31/98........        9.73             .42(g)             (.08)            .34              (.43)            0.00
   Year Ended 8/31/97........        9.76             .41(g)              .02             .43              (.39)            0.00
   Year Ended 8/31/96........        9.80             .40                (.02)            .38              (.42)            0.00
   Year Ended 8/31/95........        9.77             .34                 .06             .40              (.34)            0.00

U.S. Government
   Class A
   Year Ended 6/30/99........      $ 7.57          $  .52(g)           $ (.37)         $  .15            $ (.52)          $ 0.00
   Year Ended 6/30/98........        7.41             .54(g)              .18             .72              (.54)            0.00
   Year Ended 6/30/97........        7.52             .57(g)             (.10)            .47              (.57)            0.00
   Year Ended 6/30/96........        7.96             .58                (.44)            .14              (.58)            0.00
   Year Ended 6/30/95........        7.84             .64                 .13             .77              (.65)            0.00
   Class B
   Year Ended 6/30/99........      $ 7.57          $  .46(g)           $ (.36)         $  .10            $ (.46)          $ 0.00
   Year Ended 6/30/98........        7.41             .48(g)              .18             .66              (.48)            0.00
   Year Ended 6/30/97........        7.52             .52(g)             (.10)            .42              (.52)            0.00
   Year Ended 6/30/96........        7.96             .52                (.44)            .08              (.52)            0.00
   Year Ended 6/30/95........        7.84             .58                 .13             .71              (.59)            0.00
   Class C
   Year Ended 6/30/99........      $ 7.57          $  .46(g)           $ (.36)         $  .10            $ (.46)          $ 0.00
   Year Ended 6/30/98........        7.41             .48(g)              .18             .66              (.48)            0.00
   Year Ended 6/30/97........        7.52             .52(g)             (.10)            .42              (.52)            0.00
   Year Ended 6/30/96........        7.96             .52                (.44)            .08              (.52)            0.00
   Year Ended 6/30/95........        7.83             .58                 .14             .72              (.59)            0.00

Limited Maturity Government
   Class A
   12/1/98 to 5/31/99........      $ 9.54          $  .21(g)           $ (.27)         $ (.06)           $ (.26)          $ 0.00
   Year Ended 11/30/98.......        9.44             .47(g)              .17             .64              (.47)            0.00
   Year Ended 11/30/97.......        9.45             .51(g)              .02             .53              (.52)            0.00
   Year Ended 11/30/96.......        9.52             .51(g)             (.04)            .47              (.51)            0.00
   Year Ended 11/30/95.......        9.51             .52(g)              .02             .54              (.50)            0.00
   Year Ended 11/30/94.......        9.94             .42                (.32)            .10              (.48)            (.01)
   Class B
   12/1/98 to 5/31/99........      $ 9.55          $  .19(g)           $ (.30)         $ (.11)           $ (.22)          $ 0.00
   Year Ended 11/30/98.......        9.44             .39(g)              .19             .58              (.39)            0.00
   Year Ended 11/30/97.......        9.45             .45(g)              .01             .46              (.45)            0.00
   Year Ended 11/30/96.......        9.52             .44(g)             (.04)            .40              (.44)            0.00
   Year Ended 11/30/95.......        9.52             .46(g)              .01             .47              (.44)            0.00
   Year Ended 11/30/94.......        9.94             .39                (.35)            .04              (.42)            (.01)
   Class C
   12/1/98 to 5/31/99........      $ 9.55          $  .19(g)           $ (.30)         $ (.11)           $ (.22)          $ 0.00
   Year Ended 11/30/98.......        9.44             .39(g)              .19             .58              (.39)            0.00
   Year Ended 11/30/97.......        9.45             .45(g)              .01             .46              (.45)            0.00
   Year Ended 11/30/96.......        9.52             .45(g)             (.05)            .40              (.45)            0.00
   Year Ended 11/30/95.......        9.52             .46(g)              .01             .47              (.44)            0.00
   Year Ended 11/30/94.......        9.94             .37                (.33)            .04              (.42)            (.01)

Mortgage Securities Income
   Class A
   1/1/99 to 6/30/99.........      $ 8.56          $  .27(g)           $ (.32)         $ (.05)           $ (.26)          $ 0.00
   Year Ended 12/31/98.......        8.63             .52(g)             (.03)            .49              (.52)            0.00
   Year Ended 12/31/97.......        8.51             .54(g)              .15             .69              (.54)            0.00
   Year Ended 12/31/96.......        8.75             .54(g)             (.19)            .35              (.51)            0.00
   Year Ended 12/31/95.......        8.13             .57(g)              .64            1.21              (.57)            0.00
   Year Ended 12/31/94.......        9.29             .57               (1.13)           (.56)             (.58)            0.00
   Class B
   1/1/99 to 6/30/99.........      $ 8.56          $  .23(g)           $ (.31)         $ (.08)           $ (.23)          $ 0.00
   Year Ended 12/31/98.......        8.63             .45(g)             (.02)            .43              (.45)            0.00
   Year Ended 12/31/97.......        8.51             .48(g)              .15             .63              (.48)            0.00
   Year Ended 12/31/96.......        8.75             .48(g)             (.19)            .29              (.46)            0.00
   Year Ended 12/31/95.......        8.13             .51(g)              .64            1.15              (.51)            0.00
   Year Ended 12/31/94.......        9.29             .51               (1.14)           (.63)             (.51)            0.00
   Class C
   1/1/99 to 6/30/99.........      $ 8.56          $  .23(g)           $ (.31)         $ (.08)           $ (.23)          $ 0.00
   Year Ended 12/31/98.......        8.63             .46(g)             (.03)            .43              (.46)            0.00
   Year Ended 12/31/97.......        8.51             .48(g)              .15             .63              (.48)            0.00
   Year Ended 12/31/96.......        8.75             .48(g)             (.19)            .29              (.46)            0.00
   Year Ended 12/31/95.......        8.13             .51(g)              .64            1.15              (.51)            0.00
   Year Ended 12/31/94.......        9.29             .51               (1.14)           (.63)             (.51)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (a)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
$   0.00        $   (.02)      $   (.52)       $   9.26        3.18%          $  9,379      1.55%(c)(d)(f)     5.27%         209%
    0.00            (.03)          (.53)           9.48        4.04              5,535      1.83(c)(d)(f)      5.00          206
    0.00            (.07)          (.53)           9.63        5.29              3,901      1.41(c)(d)         4.90           65
    0.00            0.00           (.49)           9.66        4.71              3,455      1.53(c)(d)         4.85          110
    (.03)(b)        0.00           (.44)           9.70        5.14              2,997      1.40(c)            4.56           15

$   0.00        $   (.02)      $   (.44)       $   9.40        2.35%          $ 20,565      2.25%(c)(d)(f)     4.47%         209%
    0.00            (.03)          (.46)           9.62        3.52           $ 10,827      2.56(c)(d)(f)      4.49          206
    0.00            (.07)          (.46)           9.74        4.45              6,458      2.11(c)(d)         4.13           65
    0.00            0.00           (.42)           9.77        3.89              6,781      2.23(c)(d)         4.11          110
    (.03)(b)        0.00           (.37)           9.81        4.32              6,380      2.10(c)            3.82           15

$   0.00        $   (.02)      $   (.44)       $   9.38        2.24%          $  7,377      2.26%(c)(d)(f)     4.43%         209%
    0.00            (.03)          (.46)           9.61        3.53              5,074      2.56(c)(d)(f)      4.48          206
    0.00            (.07)          (.46)           9.73        4.45              5,012      2.11(c)(d)         4.15           65
    0.00            0.00           (.42)           9.76        3.90              4,850      2.22(c)(d)         4.11          110
    (.03)(b)        0.00           (.37)           9.80        4.33              5,180      2.10(c)            3.80           15



$   (.01)       $   0.00       $   (.53)       $   7.19        1.83%          $426,167      1.17%(d)           6.86%         320%
    0.00            (.02)          (.56)           7.57       10.02            352,749      1.06               7.08          153
    0.00            (.01)          (.58)           7.41        6.49            354,782      1.02               7.66          330
    0.00            0.00           (.58)           7.52        1.74            397,894      1.01               7.38          334
    0.00            0.00           (.65)           7.96       10.37            463,660      1.01               8.27          190

$   (.01)       $   0.00       $   (.47)       $   7.20        1.22%          $338,310      1.87%(d)           6.13%         320%
    0.00            (.02)          (.50)           7.57        9.20            390,523      1.76               6.37          153
    0.00            (.01)          (.53)           7.41        5.69            471,889      1.73               6.95          330
    0.00            0.00           (.52)           7.52        1.01            628,628      1.72               6.67          334
    0.00            0.00           (.59)           7.96        9.52            774,097      1.72               7.57          190

$   (.01)       $   0.00       $   (.47)       $   7.20        1.22%          $144,145      1.87%(d)           6.13%         320%
    0.00            (.02)          (.50)           7.57        9.21            114,392      1.76               6.38          153
    0.00            (.01)          (.53)           7.41        5.69            115,607      1.72               6.96          330
    0.00            0.00           (.52)           7.52        1.01            166,075      1.71               6.68          334
    0.00            0.00           (.59)           7.96        9.67            181,948      1.71               7.59          190



$   0.00        $   0.00       $   (.26)       $   9.22        (.69)%         $ 29,452      2.75%(d)*          4.74%*        239%
    (.07)           0.00           (.54)           9.54        6.94             41,493      3.27(d)            4.74          500
    0.00            (.02)          (.54)           9.44        5.79             16,197      2.41(d)            5.52          249
    0.00            (.03)          (.54)           9.45        5.11             16,248      2.22(d)            5.44          159
    0.00            (.03)          (.53)           9.52        5.91             27,887      2.14(d)            5.53          293
    0.00            (.04)          (.53)           9.51        1.03             43,173      1.34(d)            4.78          375

$   0.00        $   0.00       $   (.22)       $   9.22       (1.15)%         $ 31,605      3.48%(d)*          4.05%*        239%
    (.08)           0.00           (.47)           9.55        6.30             33,591      3.84(d)            4.10          500
    0.00            (.02)          (.47)           9.44        5.04             33,613      3.14(d)            4.80          249
    0.00            (.03)          (.47)           9.45        4.36             50,386      2.94(d)            4.73          159
    0.00            (.03)          (.47)           9.52        5.05             84,362      2.85(d)            4.83          293
    0.00            (.03)          (.46)           9.52         .42            136,458      2.08(d)            4.12          375

$   0.00        $   0.00       $   (.22)       $   9.22       (1.15)%         $ 28,205      3.47%(d)*          4.05%*        239%
    (.08)           0.00           (.47)           9.55        6.30             28,562      3.84(d)            4.11          500
    0.00            (.02)          (.47)           9.44        5.05             28,738      3.13(d)            4.82          249
    0.00            (.02)          (.47)           9.45        4.38             43,457      2.92(d)            4.75          159
    0.00            (.03)          (.47)           9.52        5.06             68,459      2.85(d)            4.84          293
    0.00            (.03)          (.46)           9.52         .42            141,838      2.04(d)            4.10          375



$   0.00        $   0.00       $   (.26)       $   8.25        (.48)%         $460,810      1.71%(d)*          6.33%*        125%
    (.04)           0.00           (.56)           8.56        5.82            469,750      1.99(d)            6.06          202
    (.03)           0.00           (.57)           8.63        8.40            372,494      1.41(d)            6.30          184
    0.00            (.08)          (.59)           8.51        4.23            412,899      1.68(d)            6.38          208
    0.00            (.02)          (.59)           8.75       15.34            502,390      1.66(d)            6.77          285
    0.00            (.02)          (.60)           8.13       (6.14)           553,889      1.29(d)            6.77          438

$   0.00        $   0.00       $   (.23)       $   8.25        (.85)%         $ 83,558      2.43%(d)*          5.53%*        125%
    (.05)           0.00           (.50)           8.56        5.04            126,879      2.68(d)            5.33          202
    (.03)           0.00           (.51)           8.63        7.60            323,916      2.14(d)            5.60          184
    0.00            (.07)          (.53)           8.51        3.46            477,196      2.37(d)            5.66          208
    0.00            (.02)          (.53)           8.75       14.48            737,593      2.37(d)            6.06          285
    0.00            (.02)          (.53)           8.13       (6.84)           921,418      2.00(d)            6.05          438

$   0.00        $   0.00       $   (.23)       $   8.25        (.85)%         $ 21,673      2.42%(d)*          5.60%*        125%
    (.04)           0.00           (.50)           8.56        5.04             23,728      2.69(d)            5.35          202
    (.03)           0.00           (.51)           8.63        7.60             27,859      2.12(d)            5.61          184
    0.00            (.07)          (.53)           8.51        3.46             35,355      2.38(d)            5.67          208
    0.00            (.02)          (.53)           8.75       14.46             45,558      2.35(d)            6.07          285
    0.00            (.02)          (.53)           8.13       (6.84)            58,338      1.97(d)            6.06          438

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Multi-Market Strategy
   Class A
   11/1/98 to 4/30/99........      $ 6.64          $  .20(g)         $ (.02)            $  .18           $ (.29)          $ 0.00
   Year Ended 10/31/98.......        7.11             .44(g)            .02                .46             (.44)            0.00
   Year Ended 10/31/97.......        7.23             .47(g)            .08                .55             (.47)            0.00
   Year Ended 10/31/96.......        6.83             .59(g)            .48               1.07             (.67)            0.00
   Year Ended 10/31/95.......        8.04             .77(g)          (1.31)              (.54)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .85             (1.08)              (.23)            (.09)            0.00
   Class B
   11/1/98 to 4/30/99........      $ 6.66          $  .18(g)         $ (.03)            $  .15           $ (.26)          $ 0.00
   Year Ended 10/31/98.......        7.11             .36(g)            .05                .41             (.36)            0.00
   Year Ended 10/31/97.......        7.23             .42(g)            .06                .48             (.42)            0.00
   Year Ended 10/31/96.......        6.83             .53(g)            .47               1.00             (.60)            0.00
   Year Ended 10/31/95.......        8.04             .44(g)          (1.05)              (.61)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .88             (1.18)              (.30)            (.08)            0.00
   Class C
   11/1/98 to 4/30/99........      $ 6.65          $  .18(g)         $ (.02)            $  .16           $ (.26)          $ 0.00
   Year Ended 10/31/98.......        7.11             .25(g)            .16                .41             (.41)            0.00
   Year Ended 10/31/97.......        7.23             .42(g)            .07                .49             (.42)            0.00
   Year Ended 10/31/96.......        6.83             .54(g)            .47               1.01             (.61)            0.00
   Year Ended 10/31/95.......        8.04             .44(g)          (1.04)              (.60)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .46              (.75)              (.29)            (.09)            0.00

North American Government Income
   Class A
   12/1/98 to 5/31/99........      $ 7.59          $  .45(g)         $ (.18)            $  .27           $ (.48)          $ 0.00
   Year Ended 11/30/98.......        8.02             .87(g)           (.33)               .54             (.87)            0.00
   Year Ended 11/30/97.......        8.01            1.03(g)           (.05)               .98             (.97)            0.00
   Year Ended 11/30/96.......        6.75            1.09(g)           1.14               2.23             (.75)            0.00
   Year Ended 11/30/95.......        8.13            1.18(g)          (1.59)              (.41)            0.00             0.00
   Year Ended 11/30/94.......       10.35            1.02             (2.12)             (1.10)            (.91)            0.00
   Class B
   12/1/98 to 5/31/99........      $ 7.61          $  .42(g)         $ (.17)            $  .25           $ (.45)          $ 0.00
   Year Ended 11/30/98.......        8.02             .81(g)           (.32)               .49             (.81)            0.00
   Year Ended 11/30/97.......        8.01             .98)(g)          (.07)               .91             (.90)            0.00
   Year Ended 11/30/96.......        6.75            1.04(g)           1.12               2.16             (.69)            0.00
   Year Ended 11/30/95.......        8.13            1.13(g)          (1.61)              (.48)            0.00             0.00
   Year Ended 11/30/94.......       10.35             .96             (2.13)             (1.17)            (.84)            0.00
   Class C
   12/1/98 to 5/31/99........      $ 7.61          $  .42(g)         $ (.17)            $  .25           $ (.45)          $ 0.00
   Year Ended 11/30/98.......        8.02             .82(g)           (.33)               .49             (.82)            0.00
   Year Ended 11/30/97.......        8.01             .98(g)           (.07)               .91             (.90)            0.00
   Year Ended 11/30/96.......        6.75            1.05(g)           1.11               2.16             (.69)            0.00
   Year Ended 11/30/95.......        8.13            1.13(g)          (1.61)              (.48)            0.00             0.00
   Year Ended 11/30/94.......       10.34             .96             (2.12)             (1.16)            (.84)            0.00

Global Dollar Government
   Class A
   Year Ended 8/31/99........      $ 5.05          $  .71(g)         $  .74             $ 1.45           $ (.74)          $ 0.00
   Year Ended 8/31/98........       10.64             .73(g)          (4.03)             (3.30)            (.73)           (1.37)
   Year Ended 8/31/97........       10.01             .88(g)           1.85               2.73             (.95)           (1.15)
   Year Ended 8/31/96........        8.02             .84              2.10               2.94             (.95)            0.00
   Year Ended 8/31/95........        9.14             .86             (1.10)              (.24)            (.88)            0.00
   Class B
   Year Ended 8/31/99........      $ 5.05          $  .67(g)         $  .76             $ 1.43           $ (.68)          $ 0.00
   Year Ended 8/31/98........       10.64             .67(g)          (4.05)             (3.38)            (.67)           (1.36)
   Year Ended 8/31/97........       10.01             .81(g)           1.84               2.65             (.87)           (1.15)
   Year Ended 8/31/96........        8.02             .78              2.08               2.86             (.87)            0.00
   Year Ended 8/31/95........        9.14             .80             (1.11)              (.31)            (.81)            0.00
   Class C
   Year Ended 8/31/99........      $ 5.05          $  .67(g)         $  .76             $ 1.43           $ (.68)          $ 0.00
   Year Ended 8/31/98........       10.64             .67(g)          (4.05)             (3.38)            (.67)           (1.36)
   Year Ended 8/31/97........       10.01             .82(g)           1.84               2.66             (.88)           (1.15)
   Year Ended 8/31/96........        8.02             .77              2.10               2.87             (.88)            0.00
   Year Ended 8/31/95........        9.14             .79             (1.10)              (.31)            (.81)            0.00

Global Strategic Income
   Class A
   11/1/98 to 4/30/99........      $10.18          $  .45(g)         $  .42             $  .87           $ (.50)          $ 0.00
   Year Ended 10/31/98.......       11.46             .78(g)           (.64)               .14             (.78)            (.36)
   Year Ended 10/31/97.......       10.83             .74(g)           1.02               1.76             (.75)            (.10)
   1/9/96+ to 10/31/96.......       10.00             .69(g)            .95               1.64             (.81)            0.00
   Class B
   11/1/98 to 4/30/99........      $10.17          $  .42(g)         $  .43             $  .85           $ (.47)          $ 0.00
   Year Ended 10/31/98.......       11.46             .69(g)           (.63                .06             (.69)            (.36)
   Year Ended 10/31/97.......       10.83             .66(g)           1.03               1.69             (.67)            (.10)
   3/25/96++ to 10/31/96.....        9.97             .41(g)           1.01               1.42             (.56)            0.00
   Class C
   11/1/98 to 4/30/99........      $10.17          $  .42(g)         $  .43             $  .85           $ (.47)          $ 0.00
   Year Ended 10/31/98.......       11.46             .68(g)           (.62)               .06             (.68)            (.36)
   Year Ended 10/31/97.......       10.83             .66(g)           1.03               1.69             (.67)            (.10)
   3/25/96++ to 10/31/96.....        9.97             .39(g)           1.03               1.42             (.56)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (b)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
$   0.00        $   0.00       $   (.29)       $   6.53         2.70%        $  445,904        1.34%(f)*        6.21%*        46%
    (.42)           (.07)          (.93)           6.64         6.90             95,568        1.74(f)          6.46         240
    (.20)           0.00           (.67)           7.11         7.82             96,133        1.58(f)          6.50         173
    0.00            0.00           (.67)           7.23        16.37             68,776        1.64(e)          8.40         215
    0.00            (.67)          (.67)           6.83        (6.47)            76,837        1.60(e)          8.56         400
    0.00            (.58)          (.67)           8.04        (2.64)            52,385        1.41(e)          7.17         605

$   0.00        $   0.00       $   (.26)       $   6.55         2.21%        $   21,186        2.05%(f)*        5.45%*        46%
    (.43)           (.07)          (.86)           6.66         6.24              7,217        2.41(f)          5.64         240
    (.18)           0.00           (.60)           7.11         6.90             29,949        2.29(f)          5.79         173
    0.00            0.00           (.60)           7.23        15.35             88,427        2.35(e)          7.69         215
    0.00            (.60)          (.60)           6.83        (7.31)           116,551        2.29(e)          7.53         400
    0.00            (.52)          (.60)           8.04        (3.35)           233,896        2.11(e)          6.44         605

$   0.00        $   0.00       $   (.26)       $   6.55         2.37%        $   19,671        2.04%(f)*        5.50%*        46%
    (.42)           (.04)          (.87)           6.65         6.10             16,518        2.61(f)          5.28         240
    (.19)           0.00           (.61)           7.11         6.92              1,203        2.28(f)          5.80         173
    0.00            0.00           (.61)           7.23        15.36              1,076        2.34(e)          7.62         215
    0.00            (.61)          (.61)           6.83        (7.29)               786        2.29(e)          7.55         400
    0.00            (.52)          (.61)           8.04        (3.34)             1,252        2.08(e)          6.10         605



$   0.00        $   0.00       $   (.48)       $   7.38         3.67%        $  593,218        2.06%(e)*       11.85%*       157%
    (.07)           (.03)          (.97)           7.59         7.14            740,066        2.04(e)         11.17         175
    0.00            0.00           (.97)           8.02        12.85            511,749        2.15(e)         12.78         118
    0.00            (.22)          (.97)           8.01        35.22            385,784        2.34(e)         14.82         166
    0.00            (.97)          (.97)           6.75        (3.59)           252,608        2.62(e)         18.09         180
    0.00            (.21)         (1.12)           8.13       (11.32)           303,538        1.70(e)         11.22         131

$   0.00        $   0.00       $   (.45)       $   7.41         3.32%        $1,213,895        2.76%(e)*       11.12%*       157%
    (.06)           (.03)          (.90)           7.61         6.46          1,300,519        2.75(e)         10.44         175
    0.00            0.00           (.90)           8.02        11.88          1,378,407        2.86(e)         12.15         118
    0.00            (.21)          (.90)           8.01        33.96          1,329,719        3.05(e)         14.20         166
    0.00            (.90)          (.90)           6.75        (4.63)         1,123,074        3.33(e)         17.31         180
    0.00            (.21)         (1.05)           8.13       (11.89)         1,639,602        2.41(e)         10.53         131

$   0.00        $   0.00       $   (.45)       $   7.41         3.32%        $  267,111        2.75%(e)*       11.14%*       157%
    (.05)           (.03)          (.90)           7.61         6.46            276,073        2.74(e)         10.45         175
    0.00            0.00           (.90)           8.02        11.88            283,483        2.85(e)         12.14         118
    0.00            (.21)          (.90)           8.01        33.96            250,676        3.04(e)         14.22         166
    0.00            (.90)          (.90)           6.75        (4.63)           219,009        3.33(e)         17.32         180
    0.00            (.21)         (1.05)           8.13       (11.89)           369,714        2.39(e)         10.46         131



$   (.04)       $   (.03)      $   (.81)       $   5.69        29.40%        $   50,540        1.59%           12.34%        179%
    (.04)           (.15)         (2.29)           5.05       (38.56)            32,365        1.48             8.51         188
    0.00            0.00          (2.10)          10.64        30.04             37,416        1.55             8.49         314
    0.00            0.00           (.95)          10.01        38.47             23,253        1.65             9.23         315
    0.00            0.00           (.88)           8.02        (1.48)            12,020        1.93            11.25         301

$   0.00        $   0.00       $   (.74)       $   5.74        28.85%        $  110,003        2.31%           11.59%        179%
    (.04)           (.14)         (2.21)           5.05       (39.11)            79,660        2.22             7.78         188
    0.00            0.00          (2.02)          10.64        29.14             93,377        2.26             7.81         314
    0.00            0.00           (.87)          10.01        37.36             84,295        2.37             8.57         315
    0.00            0.00           (.81)           8.02        (2.40)            62,406        2.64            10.52         301

$   0.00        $   0.00       $   (.74)       $   5.74        28.85%        $   39,024        2.30%           11.56%        179%
    (.04)           (.14)         (2.21)           5.05       (39.09)            23,711        2.19             7.75         188
    0.00            0.00          (2.03)          10.64        29.17             25,130        2.25             7.82         314
    0.00            0.00           (.88)          10.01        37.40             14,511        2.35             8.52         315
    0.00            0.00           (.81)           8.02        (2.36)             9,330        2.63            10.46         301



$   0.00        $   0.00       $   (.50)       $  10.55         8.70%        $   26,472        1.63%(c)*        8.73%*       237%
    (.28)           0.00          (1.42)          10.18         1.00             24,576        1.89(c)          7.08         183
    (.28)           0.00          (1.13)          11.46        16.83             12,954        1.90(c)          6.56         417
    0.00            0.00           (.81)          10.83        17.31              2,295        1.90*(c)         8.36*        282

$   0.00        $   0.00       $   (.47)       $  10.55         8.46%        $   68,707        2.34%(c)*        7.98%*       237%
    (.30)           0.00          (1.35)          10.17          .27             58,058        2.58(c)          6.41         183
    (.29)           0.00          (1.06)          11.46        16.12             18,855        2.60(c)          5.86         417
    0.00            0.00           (.56)          10.83        14.47                800        2.60*(c)         7.26*        282

$   0.00        $   0.00       $   (.47)       $  10.55         8.46%        $   19,215        2.33%(c)*        7.94%*       237%
    (.31)           0.00          (1.35)          10.17          .27             16,067        2.58(c)          6.43         183
    (.29)           0.00          (1.06)          11.46        16.12              4,388        2.60(c)          5.86         417
    0.00            0.00           (.56)          10.83        14.47                750        2.60*(c)         7.03*        282

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Corporate Bond
   Class A
   Year Ended 6/30/99........      $14.19          $ 1.06(g)          $(1.64)           $ (.58)          $(1.07)          $0.00
   Year Ended 6/30/98........       14.19            1.08(g)             .12              1.20            (1.08)           0.00
   Year Ended 6/30/97........       13.29            1.15(g)             .97              2.12            (1.22)           0.00
   Year Ended 6/30/96........       12.92            1.26                .27              1.53            (1.16)           0.00
   Year Ended 6/30/95........       12.51            1.19                .36              1.55            (1.14)           0.00
   Year Ended 6/30/94........       14.15            1.11              (1.36)             (.25)           (1.11)           (.25)
   Class B
   Year Ended 6/30/99........      $14.19          $  .97(g)          $(1.64)           $ (.67)          $ (.98)          $0.00
   Year Ended 6/30/98........       14.19             .98(g)             .13              1.11             (.98)           0.00
   Year Ended 6/30/97........       13.29            1.05(g)             .98              2.03            (1.13)           0.00
   Year Ended 6/30/96........       12.92            1.15                .29              1.44            (1.07)           0.00
   Year Ended 6/30/95........       12.50            111                .36              1.47            (1.05)           0.00
   Year Ended 6/30/94........       14.15            1.02              (1.37)             (.35)           (1.04)           (.25)
   Class C
   Year Ended 6/30/99........      $14.19          $  .97(g)          $(1.64)           $ (.67)          $ (.98)          $0.00
   Year Ended 6/30/98........       14.19             .99(g)             .12              1.11             (.99)           0.00
   Year Ended 6/30/97........       13.29            1.04(g)             .99              2.03            (1.13)           0.00
   Year Ended 6/30/96........       12.93            1.14                .29              1.43            (1.07)           0.00
   Year Ended 6/30/95........       12.50            1.10                .38              1.48            (1.05)           0.00
   Year Ended 6/30/94........       14.15            1.02              (1.37)             (.35)           (1.05)           (.25)

High Yield
   Class A
   Year Ended 8/31/99........      $10.76          $ 1.02(g)          $(1.08)           $ (.06)          $(1.02)          $(.15)
   Year Ended 8/31/98........       11.17            1.03(g)            (.27)              .76            (1.02)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .37(g)            1.15              1.52             (.35)           0.00
   Class B
   Year Ended 8/31/99........      $10.75          $  .95(g)          $(1.08)           $ (.13)          $ (.95)          $(.15)
   Year Ended 8/31/98........       11.17             .96(g)            (.28)              .68             (.95)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .31(g)            1.19              1.50             (.33)           0.00
   Class C
   Year Ended 8/31/99........      $10.75          $  .95(g)          $(1.07)           $ (.12)          $ (.95)          $(.15)
   Year Ended 8/31/98........       11.17             .96(g)            (.28)              .68             (.95)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .32(g)            1.18              1.50             (.33)           0.00

--------------------------------------------------------------------------------
# Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable") served as the investment adviser to The Alliance Portfolios (the "Trust"), of which Alliance Short-Term U.S. Government is a series. On July 22, 1993, Alliance acquired the business and substantially all of the assets of Equitable and became investment adviser to the Trust.

+     Commencement of operations.

++    Commencement of distribution.

+++   Unaudited.

*     Annualized.

**    Reflects newly adopted fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) "Total dividends and distributions" includes dividends in excess of net investment income and return of capital. Alliance Short-Term U.S. Government had dividends in excess of net investment income, for the year ended August 31, 1995, with respect to Class A shares of $(.03); with respect to Class B shares, $(.03); and with respect to Class C shares, $(.03).

(c) Net of expenses assumed and/or waived/reimbursed. If Alliance Short-Term U.S. Government had borne all expenses, the expense ratios would have been with respect to Class A shares, 2.20% (annualized) for 1993, 2.17% for the year ended April 30, 1994, 2.95% (annualized) for the period ended August 31, 1994, 3.71% for the year ended August 31, 1995, 3.04% for the year ended August 31, 1996, 2.42% for the year ended August 31, 1997, 2.81% for the year ended August 31, 1998 and 2.00% for the year ended August 31, 1999; with respect to Class B shares, 4.81% (annualized) for 1993, 3.21% for the year ended April 30, 1994, 3.60% (annualized) for the period ended August 31, 1994, 4.33% for the year ended August 31, 1995, 3.74% for the year ended August 31, 1996, 3.10% for the year ended August 31, 1997, 3.63% for the year ended August 31, 1998 and 2.73% for the year ended August 31, 1999; with respect to Class C shares, 3.10% (annualized) for the year ended April 30, 1994, 3.64% (annualized) for the period ended August 31, 1994 (annualized), 4.23% for the year ended August 31, 1995, 3.72% for the year ended August 31, 1996, 3.09% for the year ended August 31, 1997, 3.58% for the year ended August 31, 1998 and 2.71% for the year ended August 31, 1999. If Alliance Global Strategic Income had borne all expenses for the respective periods January 9, 1996 to October 31, 1996, its fiscal year ended 1997, its fiscal year ended in 1998 and 1999, the expense ratio would have been with respect to Class A shares, 19.20% (annualized), 4.06%, 2.08%, and 1.66% respectively; with respect to Class B shares, 19.57% (annualized), 4.76%, and 2.37% 2.76% respectively; and with respect to Class C shares, 19.49% (annualized), 4.77%, 2.77% and 2.36% respectively. If Alliance High Yield had borne all expenses for the respective periods April 22, 1997 to August 31, 1997 and the fiscal year ended August 31, 1998, the expense ratios would have been with respect to Class A shares, 3.11% (annualized) and 1.46%, respectively; with respect to Class B shares, 3.85% (annualized) and 2.16%, respectively; and with respect to Class C shares, 3.84% (annualized) and 2.16%, respectively.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (a)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
   $ (.01)       $ (.04)        $(1.12)         $12.49         (4.08)%        $ 476,141        1.11%           8.13%         281%
     (.12)         0.00          (1.20)          14.19          8.66            510,397        1.05            7.52          244
     0.00          0.00          (1.22)          14.19         16.59            370,845        1.12            8.34          307
     0.00          0.00          (1.16)          13.29         12.14            277,369        1.20            9.46          389
     0.00          0.00          (1.14)          12.92         13.26            230,750        1.24            9.70          387
     (.03)         0.00          (1.39)          12.51         (2.58)           219,182        1.30            7.76          372

   $ (.01)       $ (.04)        $(1.03)         $12.49         (4.77)%        $ 630,631        1.82%           7.41%         281%
     (.13)         0.00          (1.11)          14.19          7.95            672,374        1.75            6.80          244
     0.00          0.00          (1.13)          14.19         15.80            480,326        1.82            7.62          307
     0.00          0.00          (1.07)          13.29         11.38            338,152        1.90            8.75          389
     0.00          0.00          (1.05)          12.92         12.54            241,393        1.99            9.07          387
     (.01)         0.00          (1.30)          12.50         (3.27)           184,129        2.00            7.03          372

   $ (.01)       $ (.04)        $(1.03)         $12.49         (4.77)%        $ 204,271        1.81%           7.37%         281%
     (.12)         0.00          (1.11)          14.19          7.95            254,530        1.75            6.83          244
     0.00          0.00          (1.13)          14.19         15.80            174,762        1.82            7.61          307
     0.00          0.00          (1.07)          13.29         11.30             83,095        1.90            8.74          389
     0.00          0.00          (1.05)          12.93         12.62             51,028        1.84            8.95          387
     0.00          0.00          (1.30)          12.50         (3.27)            50,860        1.99            6.98          372



   $ (.05)       $ (.01)        $(1.23)         $ 9.47          (.58)%        $ 102,400        1.31%          10.21%         182%
     (.01)         0.00          (1.17)          10.76          6.42             43,960        1.43(c)         8.89          311
     0.00          0.00           (.35)          11.17         15.33              5,889        1.70*(c)        8.04*          73

   $ (.05)       $ (.01)        $(1.16)         $ 9.46         (1.26)%        $ 527,337        2.03%           9.52%         182%
     (.01)         0.00          (1.10)          10.75          5.69            269,426        2.13(c)         8.18          311
     0.00          0.00           (.33)          11.17         15.07             43,297        2.40*(c)        7.19*          73

   $ (.05)       $ (.01)        $(1.16)         $ 9.47         (1.16)%        $  99,927        2.02%           9.54%         182%
     (.01)         0.00          (1.10)          10.75          5.69             48,337        2.13(c)         8.17          311
     0.00          0.00           (.33)          11.17         15.07              7,575        2.40*(c)        7.24*          73

--------------------------------------------------------------------------------

(d) If Alliance Short-Term U.S. Government had not borne interest expenses, the ratio of expenses (net of expenses assumed and/or waived/reimbursed and after giving effect to an expense offset agreement with the transfer agent) to average net assets would have been with respect to Class A shares, 1.40% for 1996, 1997, 1998 and 1999; with respect to Class B shares, 2.10% for 1996, 1997, 1998 and 1999; and with respect to Class C shares, 2.10% for 1996, 1997, 1998 and 1999. If Alliance U.S. Government Fund had not borne interest expense, the ratio of expenses to average net assets would have been 1.08% with respect to Class A shares, 1.79% with respect to Class B shares, 1.78% with respect to Class C shares. If Alliance Limited Maturity Government had not borne interest expenses, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.20% for 1994, 1.41% for 1995, 1.58% for 1996, 1.65% for
      1997, 1.68% for 1998 and 1.55% for 1999; with respect to Class B shares, 1.91% for 1994, 2.11% for 1995, 2.30% for 1996, 2.39% for 1997, 2.39% for
      1998 and 2.28% for 1999; with respect to Class C shares, 1.89% for 1994, 2.10% for 1995, 2.29% for 1996, 2.37% for 1997, 2.38% for 1998 and 2.27%
      for 1999. If Alliance Mortgage Securities Income Fund had not borne interest expense the ratio of expenses to average net assets would have been with respect to Class A shares .97% for 1994, 1.03% for 1995, 1.03% for 1996, 1.07% for 1997, 1.14% for 1998 and 1.15% for 1999; with respect to Class B shares, 1.68% for 1994, 1.74% for 1995, 1.74% for 1996, 1.78%
      for 1997, 1.85% for 1998, and 1.87% for 1999; with respect to Class C shares 1.69% for 1994, 1.73% for 1995, 1.73% for 1996, 1.77% for 1997,
      1.84% for 1998, and 1.85% for 1999.

(e) Includes interest expenses. If Alliance Multi-Market Strategy had not borne interest expenses or loan fees, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.30% for 1994, 1.55% for 1995, and 1.60% for 1996; with respect to Class B shares, 2.01% for 1994, 2.22% for 1995, and 2.31% for 1996; with respect to Class C shares, 1.99% for 1994, 2.24% for 1995, and 2.30% for 1996. If Alliance
      North American Government Income had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to Class A shares, 1.37% for 1994, 1.51% for 1995, 1.41% for 1996, 1.38% for 1997, 1.36% for 1998 and 1.38% for 1999; with respect to Class B shares, 2.07% for 1994, 2.22% for 1995, 2.12% for 1996,
      2.09% for 1997, 2.07% for 1998 and 2.09% for 1999; and with respect to
      Class C shares, 2.06% for 1994, 2.21% for 1995, 2.12% for 1996, 2.08% for
      1997, 2.06% for 1998 and 2.08% for 1999.

(f) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for Alliance Multi-Market Strategy would have been with respect to Class A shares 1.57% for 1997, 1.73% for 1998 and 1.33% for 1999, with respect to Class B shares 2.28% for 1997, 2.40% for 1998 and 2.04% for 1999 and with respect to Class C shares 2.27% for 1997, 2.60% for 1998 and 2.03% for 1999. For Alliance Short-Term U.S. Government the ratio of expenses to average net assets, giving effect to the assumption and/or waiver/reimbursement of expenses, would have been with respect to Class A shares 1.82% for 1998 and 1.55% for 1999, with respect to Class B shares 2.55% for 1998 and 2.25% for 1999 and with respect to Class C shares 2.56% for 1998 and 2.26% for 1999.

(g)   Based on average shares outstanding.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
   Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
   However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+,A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+,B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA--Bonds considered to be investment grade and of the highest credit quality.
   The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
   The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
                              ABOUT CANADA, MEXICO
--------------------------------------------------------------------------------
                                  AND ARGENTINA
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On October 25 1999, the
Canadian Dollar-U.S. Dollar exchange rate was 1.4719:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8% and 4.8% in 1996, 1997 and 1998, respectively. The growth rate for the first six months of 1999 was 2.5%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. In 1998, the inflation rate was 18.6%. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. In 1998, the average annual Peso-Dollar exchange rate was approximately 16% less than that in 1997.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 69 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product has increased each year since 1991, with the exception of 1995. During 1998, gross domestic product increased 3.9% from 1997; however, it contracted by an estimated 3.0% and 4.9% during the first and second quarters, respectively, of 1999. The recent slowdown of economic activity has fostered a deflationary process, evidenced by the 1.5% decrease in the consumer price index during the first six months of 1999. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Fund Services, Inc.
                  P.O. Box 1520
                  Secaucus, NJ 07096-1520

By phone:         For Information:  (800) 221-5672
                  For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.


Fund                                                           SEC File No.

Short-Term U.S. Government                                        811-05088
U.S. Government                                                   811-02383
Limited Maturity Government                                       811-06627
Quality Bond                                                      811-02383
Mortgage Securities Income                                        811-03829
Multi-Market Strategy                                             811-06251
North American Government Income                                  811-06554
Global Dollar Government                                          811-08188
Global Strategic Income                                           811-07391
Corporate Bond                                                    811-02383
High Yield                                                         811-9160

ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________

SHORT-TERM U.S. GOVERNMENT FUND
U.S. GOVERNMENT PORTFOLIO
LIMITED MATURITY GOVERNMENT FUND
QUALITY BOND PORTFOLIO
MORTGAGE SECURITIES INCOME FUND
MULTI-MARKET STRATEGY TRUST
NORTH AMERICAN GOVERNMENT INCOME TRUST
GLOBAL DOLLAR GOVERNMENT FUND
GLOBAL STRATEGIC INCOME TRUST
CORPORATE BOND PORTFOLIO
HIGH YIELD FUND


TO OPEN YOUR NEW ALLIANCE ACCOUNT...
Please complete the application and mail it to:

ALLIANCE FUND SERVICES, INC.
P.O. BOX 1520
SECAUCUS, NEW JERSEY 07096-1520

For certified or overnight deliveries, send to:

ALLIANCE FUND SERVICES, INC.
500 PLAZA DRIVE
SECAUCUS, NEW JERSEY  07094


SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)
Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

*  Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a Minor:
     . Indicate your name(s) exactly as it appears on your social security card.

*  Transfer on Death:
     .  Ensure that your state participates

*  Trust/Other:
     . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

SECTION 2   YOUR ADDRESS (REQUIRED) Complete in full.
*  Non-Resident Alien:
     .  Indicate your permanent country of residence.

SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)
For each Fund in which you are investing: 1 Write the three digit Fund number in the column titled 'INDICATE THREE DIGIT FUND NUMBER LOCATED BELOW'.

2 Write the dollar amount of your initial purchase in the column titled 'INDICATE DOLLAR AMOUNT'. (If you are eligible for a reduced sales charge, you must also complete Section 4F). 3 Check off a distribution option for your dividends. 4 Check off a distribution option for your capital gains.
  All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)
A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

SECTION 5 SHAREHOLDER AUTHORIZATION (REQUIRED) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT: (800) 221-5672.

OR VISIT OUR WEBSITE AT:
WWW.ALLIANCECAPITAL.COM

FOR LITERATURE CALL:  (800) 227-4618




THE ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________

1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)

__ Individual Account { __ Male  __ Female } - or - __ Joint Account  - or -

__ Transfer On Death { __ Male  __ Female } - or - __ Gift/Transfer to a Minor
   * For TOD accounts, please check
   Individual or Joint Account and attach
   additional sheet of paper if necessary
___________________________________________  ____  ____________________________
Owner or Custodian  (First Name)             (MI)  (Last Name)

________________________________________________________________________
(First Name) Joint Owner*, Transfer On Death Beneficiary or Minor
____  ______________________________
(MI)  (Last Name)

______________-____-_________________
Social Security Number of Owner or Minor (required to open account)

If Uniform Gift/Transfer to Minor Account:  ________ Minor's State of Residence


If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:
__ In Common   __ By Entirety   __ Community Property

__ Trust  - or -  __ Corporation  - or -  Other________________________________

___________________________________________  ____  ____________________________
Name of Trustee if applicable (First Name)   (MI)  (Last Name)

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity continued

_________________________
Trust Dated (MM,DD,YYYY)

________________________________________
Tax ID Number (required to open account)

__ Employer ID Number  - OR -  __ Social Security   Number


2. YOUR ADDRESS

__________________________  ___________________________________________________
Street Number               Street Name

_______________________________________________  ______  ______________________
City                                             State   Zip code

____________________________    ________-________-____________
If Non-U.S., Specify Country    Daytime Phone Number

__ U.S. Citizen   __ Resident Alien   __ Non-Resident Alien

                                _______________________________________________
                                e-mail address


91330TABFAPP-P1


1



3. YOUR INITIAL INVESTMENT
The minimum investment is $250 per fund.
The maximum investment in Class B is $250,000; Class C is $1,000,000.


I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

BROKER/DEALER USE ONLY:  WIRE CONFIRM #  _________________________

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:

R  REINVEST DISTRIBUTIONS into my fund account.

C SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

D DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).



Indicate three digit Fund  Indicate Dollar  Distributions Options *Check One*
number located below           Amount       Dividends         Capital Gains
-------------------------  ---------------  ----------------  ---------------
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D

TOTAL INVESTMENT           $______________

MAKE ALL CHECKS PAYABLE TO:  ALLIANCE FUNDS --
  CASH AND MONEY ORDERS NOT ACCEPTED



ALLIANCE BOND FUND NAMES AND NUMBERS
_______________________________________________________________________________
For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio and High Yield Fund.
A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.

                                          Initial Sales   Contingent Deferred     Asset-Based
                                             Charge           Sales Charge        Sales Charge
                                                A                   B                   C
                                          -------------   -------------------   --------------
U.S. GOVERNMENT FUNDS
  SHORT-TERM U.S. GOVERNMENT FUND               37                  51                 337
  U.S. GOVERNMENT PORTFOLIO                     46                  76                 346
  LIMITED MATURITY GOVERNMENT FUND              88                  89                 388

QUALITY BOND FUND
  QUALITY BOND PORTFOLIO                       104                 204                 304

MORTGAGE FUND
  MORTGAGE SECURITIES INCOME FUND               52                  63                 352

MULTI-MARKET FUND
  MULTI-MARKET STRATEGY TRUST                   22                  23                 322

GLOBAL BOND FUNDS
  NORTH AMERICAN GOVERNMENT INCOME TRUST        55                  56                 355
  GLOBAL DOLLAR GOVERNMENT FUND                166                 266                 366
  GLOBAL STRATEGIC INCOME TRUST                124                 224                 324

CORPORATE BOND FUNDS
  CORPORATE BOND PORTFOLIO                      95                 295                 395
  HIGH YIELD FUND                              103                 203                 303



91330TABFAPP-P2


2



4. YOUR SHAREHOLDER OPTIONS

A.  AUTOMATIC INVESTMENT PLANS (AIP) - PERIODIC PURCHASES

__ WITHDRAW FROM MY BANK ACCOUNT VIA EFT*

I authorize Alliance to draw ON MY BANK account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


* ELECTRONIC FUNDS TRANSFER. YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA)


__ DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


__ EXCHANGE MY SHARES MONTHLY

I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.
FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

      ______ ,___________.00    ________
      Amount ($25 minimum)      Day of Exchange**

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


** SHARES EXCHANGED WILL BE REDEEMED AT THE NET ASSET VALUE ON THE "DAY OF EXCHANGE" (IF THE "DAY OF EXCHANGE" IS NOT A FUND BUSINESS DAY, THE EXCHANGE TRANSACTION WILL BE PROCESSED ON THE NEXT FUND BUSINESS DAY). THE EXCHANGE PRIVILEGE IS NOT AVAILABLE IF SHOCK CERTIFICATES HAVE BEEN ISSUED.


B.  PURCHASES AND REDEMPTIONS VIA EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

INSTRUCTIONS:
* Review the information in the Prospectus about telephone transaction services.

* If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

__ PURCHASES AND REDEMPTIONS VIA EFT

I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. The maximum redemption amount is $100,000 per day.

For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally for 15 calendar days after the purchase date.



91330TABFAPP-P3



3



4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

C.  SYSTEMATIC WITHDRAWAL PLANS (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

__ I AUTHORIZE ALLIANCE TO TRANSACT PERIODIC REDEMPTIONS FROM MY FUND ACCOUNT AND SEND THE PROCEEDS TO ME AS INDICATED BELOW.

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


PLEASE SEND MY SWP PROCEEDS TO:

__ My Address of Record (via check)

__ My checking account-via EFT (complete section 4D)
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

__ The Payee and address specified in section 4E (via check)
(Medallion Signature Guarantee required)


D.  BANK INFORMATION   This bank account information will be used for:

__ Distributions (Section 3)
__ Telephone Transactions (Section 4B)
__ Automatic Investments (Section 4A)
__ Withdrawals (Section 4C)


PLEASE TAPE A PRE-PRINTED VOIDED CHECK HERE*

* THE ABOVE SERVICES CANNOT BE ESTABLISHED WITHOUT A PRE-PRINTED VOIDED CHECK.

FOR EFT TRANSACTIONS, THE FUND REQUIRES SIGNATURES OF BANK ACCOUNT OWNERS EXACTLY AS THEY APPEAR ON BANK RECORDS. IF THE REGISTRATION AT THE BANK DIFFERS FROM THAT ON THE ALLIANCE MUTUAL FUND, ALL PARTIES MUST SIGN IN SECTION 5.

VOID
ABA Routing Number
Check Number
Bank Account Number

______________________________
Your Bank's ABA Routing Number

______________________________________________
Your Bank Account Number

__ Checking Account        __ Savings Account



91330TABFAPP-P4



4


4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

E. THIRD PARTY PAYMENT DETAILS Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

__ Distributions (section 3)    __ Systematic Withdrawals (section 4C)

_________________________________  _____  _____________________________________
Name  (First Name)                 (MI)   (Last Name)
___________________________  __________________________________________________
Street Number                Street Name

______________________________________________  _____  ________________________
City                                            State  Zip code


F. REDUCED CHARGES (CLASS A ONLY) If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

__ A. RIGHT OF ACCUMULATION
Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_________________________  _________________________  _________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

__ B. STATEMENT OF INTENT
I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

__ $100,000     __ $250,000     __ $500,000     __ $1,000,000

If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


DEALER/AGENT AUTHORIZATION - FOR SELECTED DEALERS OR AGENTS ONLY.

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

_________________________________________  ____________________________________
Dealer/Agent Firm                          Authorized Signature

____________________________________  ____  ___________________________________
Representative First Name             MI    Last Name

_________________________________________  ____________________________________
Dealer/Agent Firm Number                   Representative Number

_________________________________________  ____________________________________
Branch Number                              Branch Telephone Number

_______________________________________________________________________________
Branch Office Address

_______________________________________________  _____  _______________________
City                                             State  Zip Code



91330TABFAPP-P5



5



5. SHAREHOLDER AUTHORIZATION -- THIS SECTION MUST BE COMPLETED

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000.

__ I do not elect the telephone exchange service

__ I do not elect the telephone redemption by check service


By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

______________________________________________________  _______________________
Signature                                               Date

______________________________________________________  _______________________
Signature                                               Date


Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer



                                          ALLIANCE CAPITAL
                                          THE INVESTMENT PROFESSIONAL'S CHOICE

91330TABFAPP-P6



6



SIGNATURE CARD

MEDALLION SIGNATURE GUARANTEE (see reverse)


Dealer/Bank Name: _______________________________________

FUND ACCT. NO.:* ________________________________________

FUND NAME:* _____________________________________________

*Information Necessary to Complete Request


ACCOUNT NAME(S) AS REGISTERED:
_________________________________________________________
_________________________________________________________


SHAREHOLDER ADDRESS:
_________________________________________________________
_________________________________________________________


SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*
_________________________________________________________


AUTHORIZED SIGNATURES:
1. _________________________________________________________

2. _________________________________________________________

3. _________________________________________________________


Joint Accounts check one:
  __ Either owner is authorized to sign Redemption Checks
  __ All owners are required to sign Redemption Checks
(If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY      Subject to conditions on reverse side.



SIGNATURE CARD

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

STATE STREET BANK AND TRUST COMPANY (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

(1) IF PERTAINING TO AN ALLIANCE DEPOSIT ACCOUNT (THE "ACCOUNT") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

(2) IF PERTAINING TO AN ALLIANCE MUTUAL FUND (THE "FUND") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

MEDALLION SIGNATURE GUARANTEE - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

ALLIANCE FUND SERVICES
ATTN: CHECKWRITING DEPARTMENT
P.O. BOX 1520
SECAUCUS, NJ  07096-1520
MEDALLION SIGNATURE GUARANTEE (see reverse)

The Registrant's Advisor Class Prospectus is incorporated herein by reference to Part A of the Amendment to the Registrant's
Registration Statement on Form N-1A filed with the Commission on February 28, 1997.

[LOGO]                                THE ALLIANCE PORTFOLIOS:
                                      Alliance Short-Term
                                      U.S. Government Fund
___________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800)-227-4618
___________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 1999
___________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated
November 1, 1999, as revised from time to time, that offers Class A, Class B and Class C shares and, if the Fund begins to offer Advisor Class shares, the Prospectus that offers Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). The Fund currently does not offer Advisor Class shares. Copies of the Fund's Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE
INVESTMENT POLICIES AND RESTRICTIONS
ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE FUND
PORTFOLIO TRANSACTIONS
EXPENSES OF THE FUND
PURCHASE OF SHARES
REDEMPTION AND REPURCHASE OF SHARES
SHAREHOLDER SERVICES
NET ASSET VALUE
DIVIDENDS, DISTRIBUTIONS AND TAXES
GENERAL INFORMATION
FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT ACCOUNTANTS
APPENDIX A:  DESCRIPTION OF CORPORATE BOND RATINGS            A-1
APPENDIX B:  CERTAIN EMPLOYEE BENEFIT PLANS                   B-1

_____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
___________________________________________________________

      The Alliance Portfolios (the "Trust") is a diversified, open-end investment company. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of the Alliance Short-Term U.S. Government Fund (the "Fund"), a series of
Trust.

INVESTMENT POLICIES OF THE FUND

         General. The Fund's investments may include all types of U.S. Government securities, including those backed by the full faith and credit of the U.S. Government, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. U.S. Government securities include, without limitation, the following:

         U.S. Treasury Bills - Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Notes - Direct obligations of the U.S.
Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Bonds - Direct obligations of the U.S. Treasury are issued in maturities of more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of the principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

         "Fannie Maes" - The Federal National Mortgage Association ("FNMA"), a government-sponsored corporation, owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Governmental Collateralized Mortgage Obligations
("CMOs") - Governmental CMOs are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. The Fund may also invest in privately-issued CMOs only if they are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA. CMOs issued by entities other than U.S. Government agencies or instrumentalities are not considered U.S. Government securities for purposes of the investment policies of the Fund even though the CMOs may be collateralized by U.S. Government securities.

         In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as London Interbank Offered Rate ("LIBOR"). Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the

CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities.

      Ginnie Maes, Fannie Maes, Freddie Macs and CMOs are mortgage-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

      The Fund may also invest in "zero-coupon" U.S.
Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. The Fund may also invest in certificates representing rights to receive payments of the interest only or principal only of mortgage-backed U.S. Government Securities ("IO/PO Strips"). These securities tend to be more volatile than other types of U.S. Government Securities. IO Strips involve the additional risk of loss of the entire remaining value of the investment if the underlying mortgages are prepaid. See "Stripped Mortgage-Related Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Guarantees of the Fund's securities by the U.S.
Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

      The yields of U.S. Government Securities are generally lower than the yields available from corporate debt securities.

      Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, the Fund's current return and net asset value will generally be lower than it would have been had such action not been taken. Alliance Capital Management L.P. (the "Adviser") may shorten the average maturity of the U.S. Government Securities in the Fund's portfolio in anticipation of rising interest rates.

      In addition to investing in U.S. Government securities, the Fund may invest in bank certificates of deposit, corporate debt obligations, high quality money market instruments and CMOs, IO/PO Strips and asset-backed securities of non-governmental issuers. The Fund's investments in fixed-income securities will be of high quality, i.e., rated at the time of purchase at least AA by Standard & Poor's ("S&P") or Aa by Moody's Investors Service, Inc. ("Moodys"), or if unrated will be of comparable quality as determined by the Adviser.

         Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). The yield to maturity on an interest-only or "IO" class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities.

      Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.


         Short Sales Against-the-Box. The Fund may make certain short sales against-the-box for the purpose of deferring realization of gain or loss for Federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. Some short sales may cause the Fund to recognize gain under tax rules pertaining to constructive sales.

         Adjustable Rate Securities. The Fund may invest in adjustable rate securities, which may be U.S. Government Securities or securities of other issuers. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the relevant issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

      Reverse Repurchase Agreements. In order to increase income, the Fund may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in an amount up to 33-1/3% of the Fund's total assets. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements are considered borrowings by the Fund and require the segregation of liquid assets with the Fund's custodian in amount equal to the Fund's obligation pending completion of such transactions.

      Options on certain U.S. Government securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.

      Borrowing. The Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above.

         Securities Ratings. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch IBCA, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

1940 ACT RESTRICTIONS

      Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

___________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND
___________________________________________________________

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

NON-PUBLICLY TRADED SECURITIES

      The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees.
Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN WHICH THE FUND
MAY INVEST

         Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

      Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         Commercial Paper. Commercial paper consists of short term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance their current operations.

         Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in these notes only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P.

ASSET-BACKED SECURITIES

      The Fund may invest in asset-backed securities
(unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as certificates for automobile receivables or "CARS") and unsecured (such as credit card receivable securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

      Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to execute ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of the Fund's total assets at the time any such loan is made.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

      The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when issued" or "delayed delivery" basis. Agreements for such purchases might be entered into when, for example, the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, "when issued" or "delayed delivery" basis, it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when issued" or "delayed delivery" commitments.

         The Fund will enter into forward commitments and make commitments to purchase securities on a "when issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser it is deemed advisable as a matter of investment strategy.

         At the time the Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

         Although the Fund does not intend to make such purchases for speculative purposes and does intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for Federal income tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

OPTIONS

         Options on Securities. In addition to the methods of "cover" described in the Prospectus, the Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

      The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or is otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or is otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Futures Contracts. The Fund may enter into interest rate futures contracts ("Futures Contracts"). Such investment strategies will be used as a hedge and not for speculation.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund's portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Options on Futures Contracts. The Fund may purchase and write options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, although the securities which the Fund intends to purchase may be less expensive.

RISK FACTORS IN OPTIONS AND FUTURES

      Risk of Imperfect Correlation of Hedging Instruments
With a Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and options on Futures Contracts, depends on the degree to which price movements in the underlying instrument correlate with price movements in the relevant portion of the Fund's portfolio or securities the Fund intends to purchase. In the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying obligation.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities the Fund intends to purchase before the Fund is able to invest its cash in such securities, the Fund faces the risk that the prices of such securities may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying instrument. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchases or writes options on securities for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities for other than hedging purposes, the limited margin requirements associated with such transactions could expose the Fund to greater risk.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

         Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid secondary market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or Futures Contract.

         Risks of Over-the-Counter Options on Securities. Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund maintains with its custodian in a segregated account liquid assets, which together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, the Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Fund's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

      The Fund's ability to use options and futures may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The above discussion relates to the Fund's proposed use of Futures Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are still developing. In the event of future regulatory or market developments, the Fund may also use additional types of Futures Contracts or options and other investment techniques for the purposes set forth above.

______________________________________________________________

                     INVESTMENT RESTRICTIONS
______________________________________________________________

         Except as described below and except as otherwise specifically stated in the Fund's Prospectus or this Statement of Additional Information, the investment policies of the Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

         The Fund will not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction.

         (2) Invest 25% or more of its total assets in the securities of any one industry.

         (3) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes, except that the Fund may enter into reverse repurchase agreements to the maximum extent permitted by law.

         (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (5) Purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (6) Make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (7) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of the Fund that it may purchase and sell futures contracts and related options and it is a fundamental policy of the Fund that it may enter into reverse repurchase agreements and interest rate swaps to the maximum extent permitted by law.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

         The Fund will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 1 above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts or options.

         (c) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Funds investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the

              Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

ADVISER

      Alliance Capital Management L.P. a Delaware limited partnership (the "Adviser"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

      The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Fund at an annual rate equal to .55% of the Fund's average daily net assets. The Adviser has undertaken until further notice to waive its fees in respect of the Fund, and has agreed to bear certain expenses of the Class A, Class B and Class C shares of the Fund, to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B shares and Class C shares.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced two earlier agreements (collectively, the "First Investment Advisory Contract") between the Trust and Equitable Capital Management Corporation ("Equitable Capital") or Equitable, as the case may be, with respect to the Fund. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Fund at the same rate as is currently paid by the Fund to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract. Most recently, the continuance of the Investment

Advisory Contract until July 31, 2000 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory
Contract or interested persons of any such party, at their Regular Meeting held on July 14, 1999.

      During the fiscal year ended August 31, 1999, the Adviser earned $162,331 in advisory fees from the Fund (of which $136,331 in expenses were reimbursed by the Adviser). During the fiscal year ended August 31, 1998, the Adviser earned $89,353 in advisory fees from the Fund (all of which was waived, and an additional $78,479 in expenses were reimbursed by the Adviser). During the fiscal year ended August 31, 1997, the Adviser earned $91,527 in advisory fees from the Fund (all of which was waived, and an additional $73,336 in expenses were reimbursed by the Adviser).

      The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

      The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of the Fund, the Trust and the Fund may be required to change its name and delete the word "Alliance" from their names.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

         The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustee may determine, the Adviser furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Adviser also manages the Fund's other affairs and business. The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

      John D. Carifa,*** 54, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York,
New York 10105.

         Ruth Block, 68, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         David H. Dievler, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 97762.

         John H. Dobkin, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         William H. Foulk, Jr., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.
____________________

*** An "interested person" of the Trust, as defined by the 1940 Act.

         Brenton W. Harries, 71, is a Director of Enhance Reinsurance Co. and was formerly the President and Chief Executive Officer of Global Electronic Markets Company. His address is 14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Dr. James M. Hester, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         Clifford L. Michel, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         Donald J. Robinson, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

      *John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 49, Clerk, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Mark D. Gersten, 49, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1994. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 34, Controller and Chief Accounting
Officer, is a Vice President of AFS, with which he has been associated since prior to 1994. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 52, Senior Vice President, is the Vice
Chairman and Chief Executive Officer and a Director of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Kathleen A. Corbet, 39, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 58, Senior Vice President, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Jeffrey S. Phlegar, Vice President, 33, is a Senior Vice
President of ACMC with which he has been associated since prior to 1999.

         Andrew L. Gangolf, 45, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Domenick Pugliese, 38, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concorde Holding Corporation since prior to 1994. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Emilie D. Wrapp, 43, Assistant Clerk, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994. Her address is 1345
Avenue of the Americas, New York, New York 10105.

      The aggregate compensation paid to each of the Trustees by the Fund during the fiscal year ended August 31, 1999, and the aggregate compensation paid to each of the Trustees during calendar year 1998 by by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the registered investment company nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                                Total Number  of Investment
                                                of Investment Portfolios
                                                Companies in  Within the
                                     Com-       the Alliance  Funds
                                     pensation  Fund Complex, Including
                                     from the   Including the the Fund,
                                     Alliance   Fund, as to   as to which
                        Aggregate    Fund       which the     the Director
                        Compensa-    Complex,   Director is   is a
                        tion from    Including  a Director    Director
Name of Trustee         the Fund     the Fund   or Trustee    or Trustee
_______________         _________    _________  ____________  _____________

John D. Carifa            $ -0-          $ -0-        50           116
Ruth Block               $2,927       $180,763        37            79
Richard W. Couper        $1,200        $90,500         2            18
David H. Dievler         $  206       $216,288        44            86
John H. Dobkin           $  206       $185,363        42            97
William H. Foulk, Jr.    $3,807       $241,003        45           111
Brenton W. Harries       $6,250       $ 92,000         2            18
James M. Hester          $  206       $172,913        38            80
Clifford L. Michel       $  206       $187,763        39            96
Donald J. Robinson       $  993       $193,709        41           105


      As of October 8, 1999, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

      The Adviser makes the decisions for the Fund and
determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions
at net prices.   Where possible, securities will be purchased
directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

      The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Trust may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Trust.

      No transactions for the Fund are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended August 31, 1997, 1998 and 1999, the Fund incurred no brokerage commissions.

______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

      In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectus and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

         Alliance Fund Distributors, Inc. ("AFD" or the "Principal Underwriter") is the principal underwriter of the Fund's securities. The Fund continually offers its shares as discussed in the Prospectus. AFD is under no obligation to sell a particular number or amount of Fund shares. AFD and the Adviser are affiliates within the meaning of the 1940 Act.

DISTRIBUTION ARRANGEMENTS

      Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, the Fund pays AFD (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of
 .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

      Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to the Fund or any class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      For services rendered by the Principal Underwriter in connection with the distribution of Class A shares, the Principal Underwriter received $21,679 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $2 in sales charges with respect to the Class A shares of the Fund for the fiscal year ended August 31, 1999.

      For services rendered by the Principal Underwriter in connection with the distribution of Class B shares the Principal Underwriter received $154,210 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $64,527 in contingent deferred sales charges with respect to the Class B shares of the Fund for the fiscal year ended August 31, 1999.

      For services rendered by the Principal Underwriter in connection with the distribution of Class C shares the Principal Underwriter received $68,676 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $13,757 in contingent deferred sales charges with respect to the Class C shares of the Fund for the fiscal year ended August 31, 1999.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the period indicated:

                    AMOUNT OF EXPENSE AND ALLOCATED COST

                          Class A Shares     Class B Shares   Class C Shares
                          (For the Fiscal    (For the Fiscal  (For the Fiscal
                          year ended         year ended       year ended
                          August 31,         August 31,       August 31,
Category of Expense       1999)              1999)            1999)
___________________       ______________     _______________  _______________

Advertising/
  Marketing                   $38,433           $26,180          $26,977

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual Reports
  to Other than
  Current
  Shareholders                   $747            $3,449           $3,431

Compensation
  to Underwriters             $98,886           $74,718          $68,640

Compensation
  to Dealers                  $76,481          $176,468         $109,218

Compensation
  to Sales
  Personnel                   $33,353           $16,486          $12,069

Interest,
  Carrying or
  Other
  Financing
  Charges                          $0            $9,394           $2,750

Other
  (includes
  personnel
  costs of those
  home office
  employees
  involved in
  the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel
  conducting
  seminars)                  $187,966          $120,509         $107,668
                             ________          _______           _______

                             $435,866          $427,204         $330,753
                             ==========        =========        ========

      The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Trust's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the relevant dealer agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street Bank may enter into subcustodial agreements for the holding of the Fund's securities outside the United States.

TRANSFER AGENCY AGREEMENT

      Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class A, Class B, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional cash associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended August 31, 1999, the Fund paid Alliance Fund Services, Inc. $31,637 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Prospectus under "Purchase and Sale of Shares -- How To Buy
Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case, as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

      Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

      The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B shares and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges).

In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.


      In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

      Class A, Class B, Class C and Advisor Class shares of the Fund each represents an interest in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

ALTERNATIVE RETAIL PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND
CLASS C SHARES****

      The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

      Class A shares are subject to a lower distribution
services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
____________________

**** Advisor Class Shares are sold only to investors described above in this section under "--General."

      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                          SALES CHARGE

                                                   Discount or
                                                   Commission
                                         As % of   to Dealers
                               As % of   the       or Agents
                               Net       Public    As % of
Amount of                      Amount    Offering  Offering
Purchase                       Invested  Price     Price
_________                      ________  ________  ___________

Less than
   $100,000. . .                  4.44%     4.25%       4.00%
$100,000 but
   less than
   $250,000. . .                  3.36      3.25        3.00
$250,000 but
   less than
   $500,000. . .                  2.30      2.25        2.00
$500,000 but
   less than
   $1,000,000*. .                 1.78      1.75        1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

      No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "-
-Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act, as amended.

      Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
 -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China 97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio

  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Growth Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)    the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charge shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25 % sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or the telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

      Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

      Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;
(v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will generally be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

YEAR               CONTINGENT DEFERRED SALES CHARGE AS A %
SINCE PURCHASE        OF DOLLAR AMOUNT SUBJECT TO CHARGE

First                                 3.00%
Second                                2.00%
Third                                 1.00%
Fourth                                None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

      The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see Appendix B and "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholders purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

      Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares". In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

      Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships, described above under "Purchase of Shares- -General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of same the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Advisor Class shares do not have any distribution services fees. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. The Fund will provide the shareholder with at least 30 days'
notice of the conversion.   As a result, Class A shares have a
higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

      The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholders whose Adviser Class shares would otherwise convert to Class A shares would be required to redeem their Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund will redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price will be made in cash.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners may forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The share assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

      The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

___________________________________________________________

                      SHAREHOLDER SERVICES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the Alliance Mutual Fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a are taxable capital transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

      Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, is authorized to make telephone requests for exchanges unless
AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching
AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

      A shareholder may elect to initiate a monthly "Auto
Exchange" whereby a specified dollar amounts worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto, if the 12th day is not a Fund business day.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

      If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15th in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

DIVIDEND DIRECTION PLAN

      A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investors principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount at least equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC WAIVER FOR CLASS B AND CLASS C SHARES. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

CHECKWRITING

      A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared



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

on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

      The per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the U.S. over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the U.S. over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable source.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price will be used.

      U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

      All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

      The Board of Trustees may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         The Fund intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

      If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income over (ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to shareholders to meet this requirement.
Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         In addition, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gain designated by the Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any distribution of net capital gain made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell.
The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         The Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, including short sales against-the-box, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sales rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects U.S. shareholders. The effects of Federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in the Fund.
____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

DESCRIPTION OF THE TRUST

      The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are Alliance Growth Fund, Alliance Conservative Investors Fund and Alliance Growth Investors
Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of the Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to the Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability", all shares of the Fund when duly issued will be fully paid and non-assessable.

      Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares at October 8, 1999:

Names and Addresses                              % of Class

                             CLASS A

MLPF&S                              285,693            25.64%
For the Sole Benefit of its
  Customers
Attn: Fund Admin (97B72)
4800 Deer Lake Drive East
  2nd Floor
Jacksonville, FL 32246-6484

                             CLASS B

MLPF&S                            1,132,049            48.30%
For the Sole Benefit of its
  Customers
Attn: Fund Admin (97B72)
4800 Deer Lake Drive East
  2nd Floor
Jacksonville, FL 32246-6484

                             CLASS C

MLPF&S                              533,308            54.16%
For the Sole Benefit of its
  Customers
Attn: Fund Admin (97B74)
4800 Deer Lake Drive East
  2nd Floor
Jacksonville, FL 32246-6484

VOTING RIGHTS

      As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

      The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or the applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or
(ii) more than 50% of the outstanding shares of the Fund or such class.

      There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

      The financial statements of the Fund for the fiscal year ended August 31, 1999 which are included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants for such period, as stated in the annual report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

TOTAL RETURN AND YIELD QUOTATIONS

         From time to time, the Fund advertises its "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of the Fund's total return disclose its average annual compounded total return for the periods prescribed by the SEC. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purpose of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the

1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class for the most recent fiscal year ended prior to October 31, 1999, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The yield of Class A shares of the Short-Term U.S.
Government Fund was 4.87% for the 30-day period ended August 31,
1999.  The yield of Class B shares of the Short-Term U.S.
Government Fund was 4.37% for the 30-day period ended August 31,
1999.  The yield of Class C shares of the Short-Term U.S.
Government Fund was 4.36% for the 30-day period ended August 31,
1999.

      The average annual total return based on net asset value for each class of shares for the one- and five- year periods ended August 31, 1999 (and since inception through that date, as noted) was as follows:

                  12 Months                      Since Inception
                  Ended         5 Years Ended    through
                  8/31/99       8/31/99          8/31/99
                  _________     _____________    ______________

Class A           3.18%         4.47%            4.29%*

Class B           2.35%         3.70%            3.67%*

Class C           2.24%         3.69%            2.80%*

*Inception Dates: Class A - May 4, 1992
                  Class B - May 4, 1992
                  Class C - August 2, 1993

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. (or comparing the Fund's performance to that of various indices), and advertisements presenting the historical performance of the Fund, may also from time to time be sent to investors or placed in newspapers and magazines, such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT ACCOUNTANTS
____________________________________________________________

                                    ALLIANCE
--------------------------------------------------------------------------------
                                   SHORT-TERM
--------------------------------------------------------------------------------
                                 U.S. GOVERNMENT
--------------------------------------------------------------------------------
                                      FUND
--------------------------------------------------------------------------------

                                              Annual Report
                                              August 31, 1999

                                                      Alliance Capital [LOGO](R)

PORTFOLIO OF INVESTMENTS
August 31, 1999                         Alliance Short-Term U.S. Government Fund
================================================================================

                             Principal
                              Amount
                               (000)           Value
-----------------------------------------------------
MORTGAGE-RELATED
   SECURITIES - 74.0%
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS - 48.3%
FIXED RATE - 34.4%
Federal Home Loan Banks
   0.00%, 8/04/17..........   $ 6,500    $ 1,519,375
   4.91%, 1/28/00..........     1,500      1,493,906
Federal Home Loan
   Mortgage Corp.
   Series 1361 Cl. 1361 D
   6.00%, 11/15/05.........     1,422      1,416,562
   Series 1997-80 Cl. DA
   6.50%, 3/18/24..........     1,335      1,311,071
   Series 2047 Cl. WA
   6.80%, 8/15/26..........       783        762,995
   Series 2012 Cl. A
   6.90%, 4/15/26..........       638        628,455
   Series 1445 Cl. J
   7.00%, 9/15/06..........     1,500      1,506,570
   Series 1923 Cl. B
   7.00%, 1/15/23..........       174        173,763
   Series 1933 Cl. C
   7.00%, 3/15/25..........     1,013      1,017,071
   Series 2058 Cl. A
   7.00%, 1/17/25..........       559        548,356
   Series 2072 Cl. CA
   7.50%, 10/15/27.........       371        369,761
   12.00%, 10/01/09-6/01/10       582        639,871
Federal National Mortgage
   Association
   Series 1996-68 Cl. B
   6.50%, 5/18/17..........       235        234,797
   Series 1997-24 Cl. C
   7.00%, 9/18/22..........       987        988,808
   Series 1997-80 Cl. DA
   7.00%, 3/18/24..........       182        182,410
ICI Funding Corp.
   Series 1997-1 Cl. A2
   9.00%, 3/25/28..........        31         31,515
                                         -----------
                                          12,825,286
                                         -----------
ADJUSTABLE RATE - 13.9%
Commercial Loan Funding
   Trust
   Series I Cl. A
   5.65%, 8/15/05 (a) (b)..        88         88,004
Federal Home Loan
   Mortgage Corp.
   Series 1928 Cl. F
   5.81%, 12/15/24 (a).....       144        144,333
Federal National Mortgage
   Association
   Series 1993-639 Cl. F
   5.69%, 8/25/16 (a)......       275        275,467
   Series 1992-204 Cl. FA
   6.09%, 10/25/22 (a).....       335        338,004
Federal National Mortgage
   Association Remic
   Series 1993-95 Cl. FA
   6.09%, 6/25/08 (a)......     1,042      1,054,349
Imperial CMB Trust
   Series 1997-2 Cl. M1
   5.88%, 12/25/27 (a).....       263        261,563
Mall Asset Realty Trust
   Series 1999-1A Cl. A
   5.61%, 6/13/08 (a) (b)..       900        899,856
Merrill Lynch Mortgage
   Investors, Inc.
   Series 1998-ASP1 Cl. B
   6.01%, 10/01/03 (a) (b).       900        900,000
Salomon Brothers Mortgage
   Securities VII, Inc.
   Series 1996-AFF1 Cl. A1
   5.84%, 1/25/26 (a)......       236        236,146
   Series 1999-NCY Cl. A
   5.74%, 9/25/29 (a)......     1,000      1,000,000
                                         -----------
                                           5,197,722
                                         -----------
Total Collateralized
   Mortgage Obligations
   (cost $18,307,835)......               18,023,008
                                         -----------


                                                                              --
                                                                               5
                                                                              --

PORTFOLIO OF INVESTMENTS (continued)    Alliance Short-Term U.S. Government Fund
================================================================================

                             Principal
                              Amount
                               (000)           Value
-----------------------------------------------------
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION - 20.6%
   6.65%, 5/01/27 (a)......   $    63    $    63,630
   6.71%, 7/01/25 (a)......       647        661,320
   6.89%, 9/01/27 (a)......       174        177,962
   6.97%, 6/01/26 (a)......       193        197,823
   7.00%, 11/01/07-8/01/14.     2,331      2,309,432
   7.14%, 11/01/26 (a).....       227        232,488
   8.00%, 12/01/29.........     4,000      4,052,480
                                         -----------
Total Federal National
   Mortgage Association
   (cost $7,732,915).......                7,695,135
                                         -----------
GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION - 3.5%
   6.13%, 11/20/26-12/20/26
   (cost $1,304,071).......     1,287      1,292,559
                                         -----------
FEDERAL HOME LOAN
   MORTGAGE CORP. - 1.6%
   6.94%, 2/01/26 (a)......       437        446,104
   12.00%, 2/01/14.........       143        159,998
                                         -----------
Total Federal Home Loan
   Mortgage Corp.
   (cost $616,058).........                  606,102
                                         -----------
Total Mortgage-Related
   Securities
   (cost $27,960,879)......               27,616,804
                                         -----------
ASSET BACKED
   SECURITIES - 28.6%
Aames Mortgage Trust
   Series 1999-1 Cl. AV
   5.67%, 7/15/29 (a)......       995        994,739
Access Financial Mortgage
   Loan Trust
   Series 1997-3 Cl. A7
   5.52%, 10/18/27 (a).....       192        189,717
Advanta Credit Card Master
   Trust
   Series 1996-C Cl. A
   5.27%, 11/15/03 (a).....       350        349,657
Advanta Mortgage Loan
   Trust
   Series 1981-1 Cl. A7
   5.55%, 3/25/28 (a)......       481        479,533
Amresco Residential
   Securities Mortgage
   Loan Trust
   Series 1998-3 Cl. A7
   5.58%, 7/25/28 (a)......       610        607,166
Bear Stearns Mortgage
   Securities, Inc.
   Series 1999-1 Cl. A1
   5.54%, 4/25/29 (a)......     1,175      1,174,187
Contimortgage Home
   Equity Loan Trust
   Series 1998-2 Cl. A3
   6.13%, 3/15/13..........     1,000        995,630
   Series 1998-2 Cl. A2A
   6.15%, 3/15/13..........       219        218,735
Countrywide Home Equity
   Loan Trust
   Series 1998-Cl. CTFS
   5.45%, 10/15/24 (a).....       322        320,305
IMC Home Equity Loan
   Trust
   Series 1998-3 Cl. A3
   6.16%, 5/20/14..........       700        696,941
ITT Federal Bank, FSB
   Series 1994-P1 Cl. A1
   6.81%, 6/25/24 (a) (b)..       108        107,679
Ocwen Mortgage Loan
   Certificates
   Series 1998-OFS3 Cl. A
   5.65%, 10/25/29 (a).....       831        830,808


--
 6
--

                                        Alliance Short-Term U.S. Government Fund
================================================================================

                             Principal
                              Amount
                               (000)           Value
-----------------------------------------------------
Onyx Acceptance Owner
   Trust
   Series 1999 -Cl. A1
   5.65%, 9/15/00..........   $   900    $   900,000
Peco Energy Transition
   Trust
   Series 1999-A Cl. A5
   5.26%, 3/01/09 (a)......       800        795,376
Residential Accredit Loan,
   Inc.
   Series 1997-QS10 Cl. A1
   7.25%, 10/25/27.........     1,196      1,198,419
Residential Funding
   Mortgage Securities I
   Series 1997-HS2 Cl. A
   5.45%, 9/20/22 (a)......       408        405,168
Saxon Asset Securities Trust
   Series 1998-2 Cl. AV1
   5.50%, 2/25/28 (a)......       412        410,351
                                         -----------
Total Asset Backed
   Securities
   (cost $10,694,293)......               10,674,411
                                         -----------
REPURCHASE
   AGREEMENTS - 9.3%
Lehman Brothers, Inc.
   5.45%, dated 8/31/99,
   $1,720,260 due 9/01/99,
   collateralized by
   $1,709,509, FHLMC,
   6.73%, 6/15/35..........     1,720      1,720,000
State Street Bank and
   Trust Co.
   5.45%, dated 8/31/99,
   $1,750,265 due 9/01/99,
   collateralized by
   $1,780,000, FNMA,
   5.51%, 5/29/01..........     1,750      1,750,000
                                         -----------
Total Repurchase
   Agreements
   (cost $3,470,000).......                3,470,000
                                         -----------
U.S. GOVERNMENT
   OBLIGATION - 5.6%
U.S. Treasury Notes
   5.50%, 7/31/01 (c)
   (cost $2,097,072).......     2,100      2,090,151
                                         -----------
TOTAL INVESTMENTS - 117.5%
   (cost $44,222,244)......               43,851,366
Other assets less
   liabilities - (17.5%)...               (6,531,059)
                                         -----------
NET ASSETS - 100%..........              $37,320,307
                                         ===========

--------------------------------------------------------------------------------
(a) Adjustable rate mortgages; stated interest rate in effect at August 31, 1999.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1999, these securities amounted to $1,995,539 or 5.3% of net assets.

(c) Security with an aggregate market value of $2,099,961 has been segregated to collateralize reverse repurchase agreement.

      See notes to financial statements.


                                                                              --
                                                                               7
                                                                              --

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999                         Alliance Short-Term U.S. Government Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $40,752,244) ..................................   $ 40,381,366
   Repurchase agreements (cost $3,470,000) .................................................      3,470,000
   Cash ....................................................................................         16,391
   Receivable for investment securities sold ...............................................      5,137,337
   Receivable for shares of beneficial interest sold .......................................        422,206
   Interest receivable .....................................................................        267,454
   Initial margin deposit on futures contracts ..         22,500
   Variation margin receivable on futures contracts ........................................          2,109
                                                                                               ------------
   Total assets ............................................................................     49,719,363
                                                                                               ------------
LIABILITIES
   Payable for investment securities purchased .............................................     10,000,126
   Reverse repurchase agreement ............................................................      2,103,232
   Payable for shares of beneficial interest redeemed ......................................        117,228
   Dividends payable .......................................................................         50,984
   Distribution fee payable ................................................................         25,223
   Management fee payable ..................................................................          7,950
   Accrued expenses ........................................................................         94,313
                                                                                               ------------
   Total liabilities .......................................................................     12,399,056
                                                                                               ------------
NET ASSETS .................................................................................   $ 37,320,307
                                                                                               ============
COMPOSITION OF NET ASSETS
   Shares of beneficial interest, at par ...................................................   $         40
   Additional paid-in capital ..............................................................     38,856,102
   Distributions in excess of net investment income ........................................        (68,608)
   Accumulated net realized loss on investments and futures transactions ...................     (1,116,030)
   Net unrealized depreciation of investments, futures transactions, and other liabilities .       (351,197)
                                                                                               ------------
                                                                                               $ 37,320,307
                                                                                               ============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($9,378,763 / 1,013,282 shares of beneficial interest issued and outstanding) .........          $9.26
   Sales charge--4.25% of public offering price ............................................            .41
                                                                                                      -----
   Maximum offering price ..................................................................          $9.67
                                                                                                      =====
   Class B Shares
   Net asset value and offering price per share
     ($20,564,920 / 2,187,877 shares of beneficial interest issued and outstanding) ........          $9.40
                                                                                                      =====
   Class C Shares
   Net asset value and offering price per share
     ($7,376,624 / 786,147 shares of beneficial interest issued and outstanding) ...........          $9.38
                                                                                                      =====


--------------------------------------------------------------------------------
See notes to financial statements.


--
 8
--

STATEMENT OF OPERATIONS
Year Ended August 31, 1999              Alliance Short-Term U.S. Government Fund
================================================================================

INVESTMENT INCOME
   Interest.............................................................                        $    1,988,978
EXPENSES
   Advisory fee.........................................................     $      162,331
   Distribution fee - Class A...........................................             21,679
   Distribution fee - Class B...........................................            154,210
   Distribution fee - Class C...........................................             68,676
   Custodian............................................................            107,689
   Transfer agency......................................................             57,753
   Audit and legal......................................................             45,758
   Registration.........................................................             39,919
   Printing.............................................................             28,356
   Trustees' fees.......................................................             15,278
   Miscellaneous........................................................              3,910
                                                                             --------------
   Total expenses...................................            705,559
   Less: expenses waived by Adviser (See Note B)........................           (136,331)
                                                                             --------------
   Net expenses.........................................................            569,228
   Interest expense.....................................................             45,677
                                                                             --------------
   Total expenses including interest expense............................                               614,905
                                                                                                --------------
   Net investment income................................................                             1,374,073
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions.........................                              (345,384)
   Net realized loss on futures transactions............................                               (20,011)
   Net change in unrealized appreciation (depreciation) of :
     Investments........................................................                              (346,951)
     Futures transactions...............................................                                29,194
     Other liabilities..................................................                                (2,993)
                                                                                                --------------
   Net loss on investments..............................................                              (686,145)
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................                        $      687,928
                                                                                                ==============

--------------------------------------------------------------------------------
See notes to financial statements.


                                                                              --
                                                                               9
                                                                              --

STATEMENT OF CHANGES IN NET ASSETS      Alliance Short-Term U.S. Government Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                               August 31,         August 31,
                                                                                  1999               1998
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    1,374,073     $      756,194
   Net realized loss on investment and futures transactions.............           (365,395)          (133,830)
   Net change in unrealized appreciation (depreciation) of investments,
     futures transactions, and other liabilities........................           (320,750)           (28,689)
                                                                             --------------     --------------
   Net increase in net assets from operations...........................            687,928            593,675
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A............................................................           (380,166)          (274,620)
     Class B............................................................           (687,009)          (281,947)
     Class C............................................................           (306,898)          (199,627)
   Tax return of capital
     Class A............................................................            (16,138)           (18,747)
     Class B............................................................            (29,164)           (19,247)
     Class C............................................................            (13,028)           (13,628)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase.........................................................         16,628,915          6,278,281
                                                                             --------------     --------------
   Total increase.......................................................         15,884,440          6,064,140
NET ASSETS
   Beginning of year....................................................         21,435,867         15,371,727
                                                                             --------------     --------------
   End of year..........................................................     $   37,320,307     $   21,435,867
                                                                             ==============     ==============

--------------------------------------------------------------------------------
See notes to financial statements.


--
10
--

NOTES TO FINANCIAL STATEMENTS
August 31, 1999                         Alliance Short-Term U.S. Government Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), organized as a Massachusetts Business Trust on March 29, 1987, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean of the bid and asked prices on that day's closing. Securities traded on the over-the-counter market are valued at the mean of the current bid and asked prices reported by NASDAQ, the National Quotation Bureau or other comparable sources deemed appropriate to reflect the fair market value thereof. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discount as an adjustment to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees than Class A shares. Expenses of the Trust are charged to each Fund in proportion to settled shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal


                                                                              --
                                                                              11
                                                                              --

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Short-Term U.S. Government Fund
================================================================================

tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a tax return of capital resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Repurchase Agreement

The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least equal to the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with the respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1999, such waiver amounted to $136,331.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $31,637 for the year ended August 31, 1999.

For the year ended August 31, 1999, the Fund's expenses were reduced by $2,042 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $64,527, and $13,757 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended August 31, 1999.

Accrued expenses includes $17,624 owed to a Trustee under the Trust's deferred compensation plan.

--------------------------------------------------------------------------------

NOTE C: Distribution Plans

The Trust has adopted a plan of distribution for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30 of 1% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities


--
12
--

                                        Alliance Short-Term U.S. Government Fund
================================================================================

and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $26,107,737 and $12,025,009, respectively, for the year ended August 31, 1999. There were purchases of $75,195,373 and sales of $51,867,019 of U.S. government and government agency obligations for the year ended August 31, 1999.

At August 31, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $14,597 and gross unrealized depreciation of investments was $385,475 resulting in net unrealized depreciation of $370,878.

At August 31, 1999, the Fund had net capital loss carryforward of $741,247 of which $44,111 expires in the fiscal year ending 2001, $36,136 expires in the fiscal year ending 2002, $522,417 expires in the fiscal year ending 2003, $14,141 expires in the fiscal year ending 2004, $14,331 expires in the fiscal year ending 2006 and $110,111 expires in the fiscal year ending 2007. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders to the extent provided by the regulations.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October losses of $345,589 for the year ended August 31, 1999.

Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At August 31, 1999, the Fund had outstanding futures contracts, as follows:

                      Number of                      Expiration       Original         Value at        Unrealized
      Type            Contracts       Position          Month           Value       August 31, 1999   Appreciation
---------------    --------------  --------------  --------------  ---------------  ---------------  ---------------
U.S. Treasury
Note 2 Yr Future         45            Short        December 1999    $9,344,194       $9,315,000         $29,194


                                                                              --
                                                                              13
                                                                              --

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Short-Term U.S. Government Fund
================================================================================

NOTE E: Shares of Beneficial Interest

There are an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                                      -----------------------------------   ----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   ----------------------------------

                                         Year Ended         Year Ended         Year Ended         Year Ended
                                         August 31,         August 31,         August 31,         August 31,
                                            1999               1998               1999               1998
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................          3,659,787          2,479,220     $   34,303,722     $   23,780,868
Shares issued in reinvestment of
   dividends and distributions....             32,432             19,158            304,354            183,032
Shares converted from Class B.....             33,384             28,866            313,617            275,890
Shares redeemed...................         (3,296,064)        (2,348,787)       (30,889,860)       (22,525,423)
                                       --------------     --------------     --------------     --------------
Net increase......................            429,539            178,457     $    4,031,833     $    1,714,367
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          3,739,933          1,141,000     $   35,665,911     $   11,027,623
Shares issued in reinvestment of
   dividends and distributions....             56,923             22,555            542,390            218,460
Shares converted to Class A.......            (32,876)           (28,483)          (313,617)          (275,890)
Shares redeemed...................         (2,701,167)          (673,074)       (25,765,478)        (6,524,245)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,062,813            461,998     $   10,129,206     $    4,445,948
                                       ==============     ==============     ==============     ==============
Class C
Shares sold.......................          1,506,231            408,212     $   14,351,027     $    3,945,097
Shares issued in reinvestment of
   dividends and distributions....             26,480             19,127            252,113            185,026
Shares redeemed...................         (1,274,620)          (414,401)       (12,135,264)        (4,012,157)
                                       --------------     --------------     --------------     --------------
Net increase......................            258,091             12,938     $    2,467,876     $      117,966
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE F: Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of August 31, 1999, the Fund had entered into the following reverse repurchase agreements:

    Date Entered              Amount                Broker              Interest Rate            Maturity
--------------------   -------------------    -------------------    -------------------   -------------------
   August 30, 1999          $2,102,625        Paine Webber, Inc.            5.20%           September 7, 1999

For the year ended August 31, 1999, the maximum amount of reverse repurchase agreements was $5,055,000, the average amount outstanding was approximately $930,360, and the daily weighted average interest rate was 4.842%.


--
14
--

                                        Alliance Short-Term U.S. Government Fund
================================================================================

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1999.


                                                                              --
                                                                              15
                                                                              --

FINANCIAL HIGHLIGHTS                    Alliance Short-Term U.S. Government Fund
================================================================================

Selected Data For A Share of Beneficial Interest Outstanding Throughout Each
Year

                                                        ---------------------------------------------------------
                                                                                 CLASS A
                                                        ---------------------------------------------------------
                                                                         Year Ended August 31,
                                                        ---------------------------------------------------------
                                                         1999         1998          1997         1996       1995
                                                        ------       ------        ------       ------     ------
Net asset value, beginning of year ..................   $ 9.48       $ 9.63        $ 9.66       $ 9.70     $ 9.67
                                                        ------       ------        ------       ------     ------
Income From Investment Operations
Net investment income (a) ...........................      .49(b)       .49(b)        .47(b)       .47        .42
Net realized and unrealized gain (loss) on investment
   transactions .....................................     (.19)        (.11)          .03         (.02)       .05
                                                        ------       ------        ------       ------     ------
Net increase in net asset value from operations .....      .30          .38           .50          .45        .47
                                                        ------       ------        ------       ------     ------
Less: Dividends and Distributions
Dividends from net investment income ................     (.50)        (.50)         (.46)        (.49)      (.41)
Dividends in excess of net investment income ........       -0-          -0-           -0-          -0-      (.03)
Tax return of capital ...............................     (.02)        (.03)         (.07)          -0-        -0-
                                                        ------       ------        ------       ------     ------
Total dividends and distributions ...................     (.52)        (.53)         (.53)        (.49)      (.44)
                                                        ------       ------        ------       ------     ------
Net asset value, end of year ........................   $ 9.26       $ 9.48        $ 9.63       $ 9.66     $ 9.70
                                                        ======       ======        ======       ======     ======
Total Return
Total investment return based on net asset value (c)      3.18%        4.04%         5.29%        4.71%      5.14%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $9,379       $5,535        $3,901       $3,455     $2,997

Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ..........     1.40%        1.41%(d)      1.40%        1.40%      1.40%
   Interest expense on reverse repurchase
      agreements ....................................      .15%         .42%          .01%         .13%        -0-
   Expenses, before waivers/reimbursements ..........     2.00%        2.81%         2.42%        3.04%      3.71%
   Net investment income ............................     5.27%        5.00%         4.90%        4.85%      4.56%
Portfolio turnover rate .............................      209%         206%           65%         110%        15%

--------------------------------------------------------------------------------
See footnotes on page 18.


--
16
--

                                        Alliance Short-Term U.S. Government Fund
================================================================================

Selected Data For A Share of Beneficial Interest Outstanding Throughout Each
Year

                                                        --------------------------------------------------------------
                                                                                   CLASS B
                                                        --------------------------------------------------------------
                                                                             Year Ended August 31,
                                                        --------------------------------------------------------------
                                                         1999          1998           1997          1996        1995
                                                        -------       -------        -------       -------     -------
Net asset value, beginning of year ..................   $  9.62       $  9.74        $  9.77       $  9.81     $  9.78
                                                        -------       -------        -------       -------     -------
Income From Investment Operations
Net investment income (a) ...........................       .43(b)        .42(b)         .41(b)        .41         .36
Net realized and unrealized gain (loss) on investment
   transactions .....................................      (.21)         (.08)           .02          (.03)        .04
                                                        -------       -------        -------       -------     -------
Net increase in net asset value from operations .....       .22           .34            .43           .38         .40
                                                        -------       -------        -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income ................      (.42)         (.43)          (.39)         (.42)       (.34)
Dividends in excess of net investment income ........       -0-           -0-            -0-           -0-        (.03)
Tax return of capital ...............................      (.02)         (.03)          (.07)          -0-         -0-
                                                        -------       -------        -------       -------     -------
Total dividends and distributions ...................      (.44)         (.46)          (.46)         (.42)       (.37)
                                                        -------       -------        -------       -------     -------
Net asset value, end of year ........................   $  9.40       $  9.62        $  9.74       $  9.77     $  9.81
                                                        =======       =======        =======       =======     =======
Total Return
Total investment return based on net asset value (c)       2.35%         3.52%          4.45%         3.89%       4.32%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $20,565       $10,827        $ 6,458       $ 6,781     $ 6,380
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ..........      2.10%         2.11%(d)       2.10%         2.10%       2.10%
   Interest expense on reverse repurchase
      agreements ....................................       .15%          .45%           .01%          .13%        -0-
   Expenses, before waivers/reimbursements ..........      2.73%         3.63%          3.10%         3.74%       4.33%
   Net investment income ............................      4.47%         4.49%          4.13%         4.11%       3.82%
Portfolio turnover rate .............................       209%          206%            65%          110%         15%

--------------------------------------------------------------------------------
See footnotes on page 18.


                                                                              --
                                                                              17
                                                                              --

FINANCIAL HIGHLIGHTS (continued)        Alliance Short-Term U.S. Government Fund
================================================================================

Selected Data For A Share of Beneficial Interest Outstanding Throughout Each
Year

                                                        ---------------------------------------------------------
                                                                                 CLASS C
                                                        ---------------------------------------------------------
                                                                          Year Ended August 31,
                                                        ---------------------------------------------------------
                                                         1999         1998          1997         1996       1995
                                                        ------       ------        ------       ------     ------
Net asset value, beginning of year ..................   $ 9.61       $ 9.73        $ 9.76       $ 9.80     $ 9.77
                                                        ------       ------        ------       ------     ------
Income From Investment Operations
Net investment income (a) ...........................      .43(b)       .42(b)        .41(b)       .40        .34
Net realized and unrealized gain (loss) on investment
   transactions .....................................     (.22)        (.08)          .02         (.02)       .06
                                                        ------       ------        ------       ------     ------
Net increase in net asset value from operations .....      .21          .34           .43          .38        .40
                                                        ------       ------        ------       ------     ------
Less: Dividends and Distributions
Dividends from net investment income ................     (.42)        (.43)         (.39)        (.42)      (.34)
Dividends in excess of net investment income ........      -0-          -0-           -0-          -0-       (.03)
Tax return of capital ...............................     (.02)        (.03)         (.07)         -0-        -0-
                                                        ------       ------        ------       ------     ------
Total dividends and distributions ...................     (.44)        (.46)         (.46)        (.42)      (.37)
                                                        ------       ------        ------       ------     ------
Net asset value, end of year ........................   $ 9.38       $ 9.61        $ 9.73       $ 9.76     $ 9.80
                                                        ======       ======        ======       ======     ======
Total Return
Total investment return based on net asset value (c)      2.24%        3.53%         4.45%        3.90%      4.33%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $7,377       $5,074        $5,012       $4,850     $5,180
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ..........     2.10%        2.11%(d)      2.10%        2.10%      2.10%
   Interest expense on reverse repurchase
      agreements ....................................      .16%         .45%          .01%         .12%       -0-
   Expenses, before waivers/reimbursements ..........     2.71%        3.58%         3.09%        3.72%      4.23%
   Net investment income ............................     4.43%        4.48%         4.15%        4.11%      3.80%
Portfolio turnover rate .............................      209%         206%           65%         110%        15%

--------------------------------------------------------------------------------
(a)   Net of fees waived and expenses reimbursed by Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended August 31, 1998, the ratio of expenses net of waivers and reimbursements would have been 1.40%, 2.10%, and 2.10% for Class A, Class B and Class C shares, respectively.


--
18
--

REPORT OF INDEPENDENT ACCOUNTANTS       Alliance Short-Term U.S. Government Fund
================================================================================

To the Trustees and Shareholders of
Alliance Short-Term U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
October 22, 1999


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

________________________________________________________________

                           APPENDIX A:
              DESCRIPTION OF CORPORATE BOND RATINGS
________________________________________________________________

         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services ("Standard & Poor's") are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch IBCA, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

___________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

      (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

      (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

           For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."














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                                B-2